                               UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-7820
                                  ---------------------------------------------

                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

 4500 MAIN STREET, KANSAS CITY, MISSOURI                        64111
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

DAVID C. TUCKER, ESQ., 4500 MAIN STREET, 9TH FLOOR, KANSAS CITY, MISSOURI 64111
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:       816-531-5575
                                                   ----------------------------

Date of fiscal year end:   MARCH 31, 2004
                        --------------------------------------------------------
Date of reporting period:  MARCH 31, 2004
                         -------------------------------------------------------

ITEM 1.   REPORTS TO STOCKHOLDERS.

[front cover]

MARCH 31, 2004

American Century Investments
Annual Report

[graphic of market line chart]
[graphic of starfish]
[graphic of two bridges]

Equity Income Fund
Mid Cap Value Fund
Small Cap Value Fund

[american century investments logo and text logo]

 [inside front cover]

Our Message to You.......................................................   1

EQUITY INCOME

MID CAP VALUE

SMALL CAP VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

The  opinions  expressed  in  the  Portfolio  Commentary  reflect  those  of the portfolio  management team as of the date of the report,  and do not necessarily represent  the opinions of American  Century or any other person in the American
Century organization.  Any such opinions are subject to change at any time based
upon  market  or  other   conditions   and  American   Century   disclaims   any
responsibility to update such opinions. These opinions may not be relied upon as investment  advice and,  because  investment  decisions made by American Century funds are based on numerous factors,  may not be relied upon as an indication of trading  intent on behalf of any American  Century fund.  Security  examples are used for representational  purposes only and are not intended as recommendations to purchase or sell securities.  Performance information for comparative indices and securities is provided to American  Century by third party  vendors.  To the best of American Century's  knowledge,  such information is accurate at the time of printing.

Our Message to You

[PHOTO OF JAMES E. STOWERS III AND JAMES E. STOWERS, JR.]

                JAMES E. STOWERS III WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the annual report for the Equity Income, Mid
Cap Value and Small Cap Value funds for the year ended March 31, 2004.

The report includes comparative performance figures, portfolio and market commentary, summary tables, a full list of portfolio holdings, and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Also, through our Web site, americancentury.com, we provide quarterly commentaries on all American Century portfolios, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.

Your next shareholder report for these funds will be the semiannual report dated
September 30, 2004, available in approximately six months.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

      [signature]
      James E. Stowers, Jr.
      FOUNDER AND CHAIRMAN

      [signature]
      James E. Stowers III
      CO-CHAIRMAN OF THE BOARD

------
1

Equity Income - Performance

TOTAL RETURNS AS OF MARCH 31, 2004
                                               ----------------------
                                               AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                        SINCE        INCEPTION
                               1 YEAR     5 YEARS      INCEPTION        DATE
--------------------------------------------------------------------------------
 INVESTOR CLASS                 31.30%     11.20%        14.73%        8/1/94
--------------------------------------------------------------------------------
 LIPPER EQUITY INCOME INDEX     35.57%      2.67%      9.75%(1)          --
--------------------------------------------------------------------------------
 S&P 500 INDEX                  35.12%     -1.20%     11.69%(1)          --
--------------------------------------------------------------------------------
 Institutional Class            31.51%     11.45%        10.23%        7/8/98
--------------------------------------------------------------------------------
 Advisor Class                  30.97%     10.92%        12.01%        3/7/97
--------------------------------------------------------------------------------
 C Class                        30.37%        --          7.89%        7/13/01
--------------------------------------------------------------------------------
 R Class                           --         --      12.19%(2)        8/29/03
--------------------------------------------------------------------------------

(1) Since 7/31/94, the date nearest the Investor Class's inception for which data are available.

(2) Returns for periods less than one year are not annualized.

GROWTH OF $10,000 OVER LIFE OF CLASS
$10,000 investment made August 1, 1994

ONE-YEAR RETURNS OVER LIFE OF CLASS
Periods ended March 31

--------------------------------------------------------------------------------
                        1995*      1996      1997       1998       1999
--------------------------------------------------------------------------------
 Investor Class        10.69%     25.69%    16.23%     37.78%     -0.44%
--------------------------------------------------------------------------------
 Lipper Equity
 Income Index           6.32%     25.95%    14.99%     37.71%      1.59%
--------------------------------------------------------------------------------
 S&P 500 Index         11.43%     32.10%    19.83%     48.00%     18.46%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        2000      2001       2002       2003       2004
--------------------------------------------------------------------------------
 Investor Class         3.88%    20.85%     17.35%    -12.09%     31.30%
--------------------------------------------------------------------------------
 Lipper Equity
 Income Index           3.25%     1.73%      3.91%    -22.91%     35.57%
--------------------------------------------------------------------------------
 S&P 500 Index         17.94%   -21.68%      0.24%    -24.76%     35.12%
--------------------------------------------------------------------------------

* From 8/1/94, the Investor Class's inception date. Indices from 7/31/94, the date nearest the Investor Class's inception for which data are available. Not annualized.

The charts on the performance page give historical return data for the fund.
Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Unless otherwise indicated, the charts are based on Investor Class shares; performance for other classes will vary due to differences in fee structures. Past performance does not guarantee future results. None of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

------
2

Equity Income - Portfolio Commentary

[PHOTO OF PHIL DAVIDSON AND SCOTT MOORE]

A PORTFOLIO COMMENTARY FROM PHIL DAVIDSON AND SCOTT MOORE, PORTFOLIO MANAGERS ON
THE EQUITY INCOME INVESTMENT TEAM.

Equity Income gained 31.30%* during the 12 months ended March 31, 2004, compared to a 35.57% return posted by its benchmark, the Lipper Equity Income Index.

Equity Income's long-term performance against its benchmark has been strong --
from the fund's inception on August 1, 1994, it has produced an average annual total return of 14.73%, dramatically ahead of the 9.75%** average annual return posted by the Lipper Equity Income Index.

A WELCOME RALLY

The stock market staged an impressive rally during the period covered by this report. Stocks began to rebound in mid-March 2003, effectively ending a protracted three-year bear market, and maintained their positive momentum throughout 2003.

The stock market's recovery mirrored that of the U.S. economy. Low interest rates, tame inflation and strong profit growth boosted economic activity, and in the third quarter, the economy recorded its strongest growth in nearly two decades. However, progress slowed somewhat in early 2004. Concern about higher interest rates, rising energy prices and growing fears about terrorism ultimately restrained equities, which erased some of their earlier gains as the period drew to a close.

Despite the market's downward trend toward the end of the period, all of the broad stock indices posted healthy gains. The Nasdaq Composite led the pack, gaining 49.38% for the year, while the S&P 500 and Dow Industrials indices posted returns of 35.12% and 32.55%, respectively.  In this environment, value-oriented firms -- the focus of this portfolio -- generally fared better than their growth counterparts, with small- and mid-sized companies recording the strongest gains.

FINANCIAL STOCKS LEAD

Financial holdings contributed the most to performance. As we discussed in our last semiannual report, our bottom-up methodology led us to firms whose

TOP TEN HOLDINGS AS OF MARCH 31, 2004
--------------------------------------------------------------------------------
                                        % OF FUND             % OF FUND
                                       INVESTMENTS           INVESTMENTS
                                          AS OF                 AS OF
                                         3/31/04               9/30/03
--------------------------------------------------------------------------------
Standard and Poor's
500 Depositary Receipt                    4.8%                  2.0%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                         4.3%                  4.2%
--------------------------------------------------------------------------------
Royal Dutch Petroleum
Co. New York Shares                       3.6%                  2.1%
--------------------------------------------------------------------------------
BP plc ADR                                3.0%                  2.4%
--------------------------------------------------------------------------------
Marsh & McLennan
Companies, Inc.                           2.8%                    --
--------------------------------------------------------------------------------
Emerson Electric Co.                      2.5%                  2.6%
--------------------------------------------------------------------------------
Bank of America Corp.                     2.5%                  3.0%
--------------------------------------------------------------------------------
Kimberly-Clark Corp.                      2.5%                  3.6%
--------------------------------------------------------------------------------
Ameren Corp.,
9.75%, 5/15/05                            2.3%                  2.7%
--------------------------------------------------------------------------------
Bristol-Meyers Squibb Co.                 2.0%                  1.5%
--------------------------------------------------------------------------------

* All fund returns referenced in this commentary are for Investor Class shares.
**From 7/31/94, the date nearest the Investor Class's inception for which data
  are available.                                                    (continued)

------
3

Equity Income - Portfolio Commentary

progress was spurred by the positive economic environment. Performance was boosted by Allstate Corp., which benefited from improvement in its auto and homeowners' lines, and Rayonier, which moved higher following its decision to restructure as a Real Estate Investment Trust (REIT). A.G. Edwards and T. Rowe
Price continued to add to returns.

Our investment process also led us to selected names in the industrials sector, where heavy electrical equipment maker Emerson Electric and machinery manufacturer Nordson contributed significantly. Another top name was Rockwell
Collins, which benefited from an improving commercial aviation outlook.

A tightening worldwide petroleum supply, rising demand and concerns that violence in Iraq could disrupt Middle Eastern oil shipments drove energy prices markedly higher during the year, which lifted oil & gas holdings BP plc and
Exxon Mobil, two of our largest and best names for the year.

The upbeat economic environment also boosted household products giant
Kimberly-Clark Corp., which benefited also from higher sales volumes and growing market share in the disposal diapers arena.

SELECTED CONVERTIBLES, PHARMACEUTICALS DISAPPOINTED

Equity Income's long-term record of solid returns has been aided by the tactical use of convertible securities, but our allocation in several during the period proved disappointing. These securities generally are less volatile than corresponding common stock and typically perform better in down markets than in periods of market strength, such as the one covered by this report. Despite the recent performance of the few that lagged, we believe their issuing companies are sound and well managed and are maintaining these stakes.

Returns also were restrained by selected drug companies. Schering-Plough continued to struggle with competitive pressures and manufacturing difficulties;
we are eliminating this position. Rival Merck declined after it halted development of experimental drugs to treat depression and diabetes. However, we believe Merck will successfully weather its current difficulties and are therefore maintaining this position.

We will continue to seek fundamentally sound businesses that have transitory issues affecting the price of their stock and pursue a relatively high income stream while waiting for the market to recognize under valuation.

TOP FIVE INDUSTRIES AS OF MARCH 31, 2004
--------------------------------------------------------------------------------
                                        % OF FUND             % OF FUND
                                       INVESTMENTS           INVESTMENTS
                                          AS OF                 AS OF
                                         3/31/04               9/30/03
--------------------------------------------------------------------------------
Oil & Gas                                15.1%                 12.6%
--------------------------------------------------------------------------------
Commercial Banks                          7.9%                  7.1%
--------------------------------------------------------------------------------
Insurance                                 7.0%                  5.6%
--------------------------------------------------------------------------------
Electric Utilities                        5.8%                  4.9%
--------------------------------------------------------------------------------
Gas Utilities                             5.3%                  5.3%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         AS OF                 AS OF
                                        3/31/04               9/30/03
--------------------------------------------------------------------------------
Common Stocks
and Options                              76.1%                 73.1%
--------------------------------------------------------------------------------
Convertible
Preferred Stocks                         11.4%                 12.1%
--------------------------------------------------------------------------------
Convertible Bonds                        10.4%                 12.8%
--------------------------------------------------------------------------------
Preferred Stocks                          1.5%                  0.9%
--------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    99.4%                 98.9%
--------------------------------------------------------------------------------
Temporary Cash
Investments                               0.6%                  1.1%
--------------------------------------------------------------------------------

------
4

Equity Income - Schedule of Investments

MARCH 31, 2004

Shares                                                               Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 76.1%

AEROSPACE & DEFENSE -- 2.2%
--------------------------------------------------------------------------------
        1,260,100  Honeywell International Inc.                 $   42,654,385
--------------------------------------------------------------------------------
          695,900  Rockwell Collins                                 21,997,399
--------------------------------------------------------------------------------
                                                                    64,651,784
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 0.8%
--------------------------------------------------------------------------------
          570,311  Edwards (A.G.), Inc.                             22,310,566
--------------------------------------------------------------------------------

CHEMICALS -- 2.4%
--------------------------------------------------------------------------------
          701,821  Air Products & Chemicals, Inc.                   35,175,268
--------------------------------------------------------------------------------
          267,300  du Pont (E.I.) de Nemours & Co.                  11,285,406
--------------------------------------------------------------------------------
          316,400  International Flavors &
                   Fragrances Inc.                                  11,232,200
--------------------------------------------------------------------------------
          638,830  Olin Corp.                                       11,403,116
--------------------------------------------------------------------------------
                                                                    69,095,990
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 7.9%
--------------------------------------------------------------------------------
          907,700  Bank of America Corp.(1)                         73,505,546
--------------------------------------------------------------------------------
          190,800  BB&T Corporation                                  6,735,240
--------------------------------------------------------------------------------
          665,252  Commerce Bancshares, Inc.                        31,739,173
--------------------------------------------------------------------------------
          789,000  Mercantile Bankshares
                   Corporation                                      33,903,330
--------------------------------------------------------------------------------
          442,900  SunTrust Banks, Inc.                             30,874,559
--------------------------------------------------------------------------------
          611,170  UMB Financial Corp.                              30,986,319
--------------------------------------------------------------------------------
          252,600  United Bankshares Inc.                            7,704,300
--------------------------------------------------------------------------------
          424,200  Whitney Holding Corp.                            17,706,108
--------------------------------------------------------------------------------
                                                                   233,154,575
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES -- 1.0%
--------------------------------------------------------------------------------
          488,900  Pitney Bowes, Inc.                               20,832,029
--------------------------------------------------------------------------------
          254,400  Waste Management, Inc.                            7,677,792
--------------------------------------------------------------------------------
                                                                    28,509,821
--------------------------------------------------------------------------------

CONSTRUCTION MATERIALS -- 0.8%
--------------------------------------------------------------------------------
          514,921  Vulcan Materials Co.                             24,427,852
--------------------------------------------------------------------------------

CONTAINERS & PACKAGING -- 2.0%
--------------------------------------------------------------------------------
        1,574,000  Bemis Co.                                        40,924,000
--------------------------------------------------------------------------------
          716,300  Sonoco Products Co.                              17,391,764
--------------------------------------------------------------------------------
                                                                    58,315,764
--------------------------------------------------------------------------------

DISTRIBUTORS -- 0.9%
--------------------------------------------------------------------------------
          816,400  Genuine Parts Company                            26,712,608
--------------------------------------------------------------------------------

DIVERSIFIED -- 4.8%
--------------------------------------------------------------------------------
        1,237,400  Standard and Poor's 500
                   Depositary Receipt                              139,789,078
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.9%
--------------------------------------------------------------------------------
        1,152,522  SBC Communications Inc.                          28,282,890
--------------------------------------------------------------------------------
        1,549,900  Verizon Communications                           56,633,346
--------------------------------------------------------------------------------
                                                                    84,916,236
--------------------------------------------------------------------------------

Shares                                                               Value
--------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 1.5%
--------------------------------------------------------------------------------
          536,499  Ameren Corp.                                 $   24,727,239
--------------------------------------------------------------------------------
          684,000  IDACORP, Inc.                                    20,451,600
--------------------------------------------------------------------------------
                                                                    45,178,839
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 3.7%
--------------------------------------------------------------------------------
        1,234,800  Emerson Electric Co.                             73,989,216
--------------------------------------------------------------------------------
          838,336  Hubbell Inc. Cl B                                33,642,424
--------------------------------------------------------------------------------
                                                                   107,631,640
--------------------------------------------------------------------------------

FOOD PRODUCTS -- 4.0%
--------------------------------------------------------------------------------
          339,200  Archer-Daniels-Midland Co.                        5,722,304
--------------------------------------------------------------------------------
          264,500  Campbell Soup Company                             7,212,915
--------------------------------------------------------------------------------
          513,500  ConAgra Foods, Inc.                              13,833,690
--------------------------------------------------------------------------------
          944,500  H.J. Heinz Company                               35,220,405
--------------------------------------------------------------------------------
          632,700  Kellogg Co.                                      24,827,148
--------------------------------------------------------------------------------
          566,000  Kraft Foods Inc.                                 18,117,660
--------------------------------------------------------------------------------
          194,400  Unilever N.V. New York Shares                    13,499,136
--------------------------------------------------------------------------------
                                                                   118,433,258
--------------------------------------------------------------------------------

GAS UTILITIES -- 5.3%
--------------------------------------------------------------------------------
        1,137,026  AGL Resources Inc.                               32,996,495
--------------------------------------------------------------------------------
          492,691  Cascade Natural Gas Corp.                        10,735,737
--------------------------------------------------------------------------------
          331,200  NICOR Inc.                                       11,668,176
--------------------------------------------------------------------------------
        1,001,841  Piedmont Natural Gas Co., Inc.                   42,297,727
--------------------------------------------------------------------------------
        1,872,900  WGL Holdings Inc.                                56,374,289
--------------------------------------------------------------------------------
                                                                   154,072,424
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 2.6%
--------------------------------------------------------------------------------
          147,287  Hunter Douglas N.V. ORD                           7,431,307
--------------------------------------------------------------------------------
        1,456,800  Snap-on Incorporated                             47,112,912
--------------------------------------------------------------------------------
          114,100  Stanley Works (The)                               4,869,788
--------------------------------------------------------------------------------
          234,900  Whirlpool Corp.                                  16,177,563
--------------------------------------------------------------------------------
                                                                    75,591,570
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 3.3%
--------------------------------------------------------------------------------
          456,100  Clorox Company                                   22,307,851
--------------------------------------------------------------------------------
        1,157,700  Kimberly-Clark Corp.                             73,050,870
--------------------------------------------------------------------------------
                                                                    95,358,721
--------------------------------------------------------------------------------

INSURANCE -- 5.6%
--------------------------------------------------------------------------------
          886,800  Allstate Corp.                                   40,313,928
--------------------------------------------------------------------------------
        1,181,474  CNA Surety Corp.(2)                              13,055,288
--------------------------------------------------------------------------------
          454,100  Jefferson-Pilot Corp.                            24,980,041
--------------------------------------------------------------------------------
          104,066  Kansas City Life Insurance
                    Company                                          4,452,984
--------------------------------------------------------------------------------
        1,785,600  Marsh & McLennan
                   Companies, Inc.                                  82,673,280
--------------------------------------------------------------------------------
                                                                   165,475,521
--------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS -- 0.6%
--------------------------------------------------------------------------------
          975,900  Mattel, Inc.                                     17,995,596
--------------------------------------------------------------------------------

MACHINERY -- 0.1%
--------------------------------------------------------------------------------
          100,804  Nordson Corp.                                     3,776,118
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
5

Equity Income - Schedule of Investments

MARCH 31, 2004

Shares                                                               Value
--------------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER -- 0.6%
--------------------------------------------------------------------------------
          871,749  Westar Energy Inc.                           $   18,271,859
--------------------------------------------------------------------------------

OIL & GAS -- 10.8%
--------------------------------------------------------------------------------
        1,714,300  BP plc ADR                                       87,772,160
--------------------------------------------------------------------------------
        2,996,200  Exxon Mobil Corp.                               124,611,958
--------------------------------------------------------------------------------
        2,210,392  Royal Dutch Petroleum Co.
                   New York Shares                                 105,170,451
--------------------------------------------------------------------------------
                                                                   317,554,569
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 4.7%
--------------------------------------------------------------------------------
        1,104,900  Abbott Laboratories                              45,411,390
--------------------------------------------------------------------------------
        2,460,800  Bristol-Myers Squibb Co.                         59,625,184
--------------------------------------------------------------------------------
          646,700  Merck & Co., Inc.                                28,577,673
--------------------------------------------------------------------------------
          164,700  Schering-Plough Corp.                             2,671,434
--------------------------------------------------------------------------------
                                                                   136,285,681
--------------------------------------------------------------------------------

REAL ESTATE -- 1.9%
--------------------------------------------------------------------------------
          989,322  Rayonier, Inc.                                   43,243,265
--------------------------------------------------------------------------------
          287,200  Sun Communities, Inc.                            12,297,904
--------------------------------------------------------------------------------
                                                                    55,541,169
--------------------------------------------------------------------------------

ROAD & RAIL -- 1.0%
--------------------------------------------------------------------------------
          961,200  Burlington Northern
                   Santa Fe Corp.                                   30,277,800
-------------------------------------------------------------------------------

SOFTWARE -- 0.9%
--------------------------------------------------------------------------------
        1,004,000  Microsoft Corporation                            25,069,880
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 1.8%
--------------------------------------------------------------------------------
        2,678,100  Limited Brands                                   53,562,000
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS -- 0.2%
--------------------------------------------------------------------------------
          101,100  VF Corp.                                          4,721,370
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE -- 1.4%
--------------------------------------------------------------------------------
          406,000  Freddie Mac                                      23,978,360
--------------------------------------------------------------------------------
          619,067  Washington Federal, Inc.                         15,804,781
--------------------------------------------------------------------------------
                                                                    39,783,141
--------------------------------------------------------------------------------

TOBACCO -- 0.4%
--------------------------------------------------------------------------------
          323,089  UST Inc.                                         11,663,513
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $1,955,058,062)                                            2,228,128,943
--------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS -- 11.4%

AEROSPACE & DEFENSE -- 2.0%
--------------------------------------------------------------------------------
        1,139,100  Raytheon Company,
                   8.25%, 5/15/06                                   58,037,145
-------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 0.4%
--------------------------------------------------------------------------------
          612,900  Goldman Sachs Group Inc.,
                   (convertible into Seagate
                   Technology Holdings)(3)
                   11.50%, 8/19/04                                  10,413,784
-------------------------------------------------------------------------------

Shares/Principal Amount                                             Value
--------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 4.3%
--------------------------------------------------------------------------------
        2,368,600  Ameren Corp.,
                   9.75%, 5/15/05                               $   66,202,370
--------------------------------------------------------------------------------
          961,900  FPL Group, Inc.,
                   8.00%, 2/16/06                                   55,780,581
--------------------------------------------------------------------------------
                                                                   121,982,951
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES -- 0.3%
--------------------------------------------------------------------------------
          238,000  Goldman Sachs Group Inc.,
                   (convertible into Cooper
                   Cameron Corp.)(3)
                   6.125%, 2/7/05                                   10,112,858
--------------------------------------------------------------------------------

FOOD PRODUCTS -- 0.5%
--------------------------------------------------------------------------------
          466,200  Goldman Sachs Group Inc.,
                   (convertible into Kraft Foods Inc.),
                   6.375%, 6/11/04(3)                               15,204,647
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 0.5%
--------------------------------------------------------------------------------
          483,800  Goldman Sachs Group Inc.,
                   (convertible into Brinker
                   International, Inc.)(3)
                   6.625%, 11/1/04                                  15,999,750
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 0.4%
--------------------------------------------------------------------------------
          219,000  Newell Financial Trust I,
                   5.25%, 12/1/27                                   10,265,625
--------------------------------------------------------------------------------

INSURANCE -- 1.4%
--------------------------------------------------------------------------------
          693,691  Chubb Corp.,
                   7.00%, 11/16/05                                  19,770,194
--------------------------------------------------------------------------------
          347,390  Hartford Financial Services,
                   7.00%, 8/16/06                                   22,146,112
--------------------------------------------------------------------------------
                                                                    41,916,306
--------------------------------------------------------------------------------

OIL & GAS -- 1.1%
--------------------------------------------------------------------------------
          637,000  Unocal Corp.,
                   6.25%, 9/01/26                                   33,362,875
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS -- 0.5%
--------------------------------------------------------------------------------
          304,200  International Paper,
                   5.25%, 7/20/25                                   15,248,025
--------------------------------------------------------------------------------

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $320,438,375)                                                332,543,966
--------------------------------------------------------------------------------

CONVERTIBLE BONDS -- 10.4%

BUILDING PRODUCTS -- 0.5%
--------------------------------------------------------------------------------
      $28,832,000  Masco Corp.,
                   3.00%, 7/20/31(4)                                13,515,000
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES -- 0.9%
--------------------------------------------------------------------------------
       25,487,000  Goldman Sachs Group Inc.,
                   (convertible into Waste
                   Management Inc.),
                   2.50%, 5/9/10(3)                                 26,218,477
--------------------------------------------------------------------------------
          657,000  Waste Management, Inc.,
                   2.00%, 1/24/05                                      628,552
--------------------------------------------------------------------------------
                                                                    26,847,029
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
6

Equity Income - Schedule of Investments

MARCH 31, 2004

Principal Amount                                                     Value
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 1.1%
--------------------------------------------------------------------------------
      $54,034,000  Hewlett-Packard Co.,
                   4.20%, 10/14/17(4)                           $   31,407,263
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.3%
--------------------------------------------------------------------------------
        7,504,000  Commonwealth Telephone
                   Enterprises Inc., 3.25%, 7/15/23
                   (Acquired 8/13/03-2/10/04,
                   Cost $7,521,333)(5)                               7,832,300
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES -- 1.6%
--------------------------------------------------------------------------------
       23,793,000  Loews Corp., (convertible into
                   Diamond Offshore Drilling, Inc.),
                   3.125%, 9/15/07(3)                               23,614,552
--------------------------------------------------------------------------------
       21,355,000  Schlumberger Ltd.,
                   2.125%, 6/1/23                                   23,196,868
--------------------------------------------------------------------------------
                                                                    46,811,420
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES -- 0.7%
--------------------------------------------------------------------------------
       15,526,000  LifePoint Hospitals Holdings Inc.,
                   4.50%, 6/1/09                                    16,224,670
--------------------------------------------------------------------------------
        5,755,000  Universal Health Services Inc.,
                   0.43%, 6/23/20                                    3,510,550
--------------------------------------------------------------------------------
                                                                    19,735,220
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 0.9%
--------------------------------------------------------------------------------
       27,887,000  Goldman Sachs Group Inc.,
                   (convertible into Whirlpool Corp.),
                   3.00%, 6/11/05(3)                                26,909,003
--------------------------------------------------------------------------------

IT SERVICES -- 0.8%
--------------------------------------------------------------------------------
       12,370,000  BISYS Group Inc. (The),
                   4.00%, 3/15/06                                   12,493,700
--------------------------------------------------------------------------------
        9,156,000  DST Systems Inc.,
                   3.625%, 8/20/08                                  10,998,645
--------------------------------------------------------------------------------
                                                                    23,492,345
--------------------------------------------------------------------------------

MEDIA -- 0.4%
--------------------------------------------------------------------------------
       21,055,000  Valassis Communications Inc.,
                   3.06%, 6/6/21(4)                                 12,790,913
--------------------------------------------------------------------------------

OIL & GAS -- 3.2%
--------------------------------------------------------------------------------
       35,539,000  Devon Energy Corporation,
                   (convertible into
                   ChevronTexaco Corp.),
                   4.90%, 8/15/08(3)                                36,694,018
--------------------------------------------------------------------------------
       55,738,000  Devon Energy Corporation,
                   (convertible into
                   ChevronTexaco Corp.),
                   4.95%, 8/15/08(3)                                57,549,484
--------------------------------------------------------------------------------
                                                                    94,243,502
--------------------------------------------------------------------------------

TOTAL CONVERTIBLE BONDS
(Cost $294,917,654)                                                303,583,995
--------------------------------------------------------------------------------

Shares                                                              Value
--------------------------------------------------------------------------------

PREFERRED STOCKS -- 1.5%

AEROSPACE & DEFENSE -- 0.5%
--------------------------------------------------------------------------------
          108,700  Northrop Grumman Corp.,
                   7.00%, 4/4/21                                $   14,049,475
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 0.5%
--------------------------------------------------------------------------------
          571,100  Citigroup Inc.,
                   6.00%, 2/14/33                                   14,717,247
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.5%
--------------------------------------------------------------------------------
          604,900  CenturyTel Inc.,
                   6.875%, 5/15/05                                  14,505,502
--------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost $42,091,739)                                                  43,272,224
--------------------------------------------------------------------------------

PURCHASED PUT OPTIONS(6)

CONTRACTS
--------------------------------------------------------------------------------

            3,180  Bank of America Corp., strike
                   at $80.00, expires 8/21/04
(Cost $1,631,340)                                                    1,081,200
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 0.6%

Repurchase Agreement, Deutsche Bank, Inc.,
(U.S. Treasury obligations), in a
joint trading  account at 0.99%, dated 3/31/04, due 4/1/04
(Delivery value $17,700,487)
(Cost $17,700,000)                                                  17,700,000
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $2,631,837,170)                                           $2,926,310,328
================================================================================

See Notes to Financial Statements.                                  (continued)

------
7

Equity Income - Schedule of Investments

MARCH 31, 2004

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

  Contracts to Sell    Settlement Date         Value           Unrealized Loss
-------------------------------------------------------------------------------
   47,336,797 EURO         4/30/04        $   58,193,402      $    (742,453)
-------------------------------------------------------------------------------
   17,919,420 EURO         4/30/04            22,029,206           (257,110)
-------------------------------------------------------------------------------
   36,348,473 EURO         4/30/04            44,684,927           (554,172)
-------------------------------------------------------------------------------
   19,665,298 GBP          4/30/04            36,162,491           (445,393)
-------------------------------------------------------------------------------
   27,694,582 GBP          4/30/04            50,927,532           (671,558)
-------------------------------------------------------------------------------
                                           $ 211,997,558       $ (2,670,686)
                                          =====================================

(Value on Settlement Date $209,326,872)

*FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future --
and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
GBP = British Pound
ORD = Foreign Ordinary Share

(1) Security, or a portion thereof, is being held in connection with an open put option.

(2) Non-income producing.

(3) Equity-linked debt or linked-equity security. The aggregate value of these securities at March 31, 2004, was $222,716,573, which represented 7.6% of net assets.

(4) Security is a zero-coupon bond. The rate indicated is the yield to maturity at purchase. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(5) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 2004, was $7,832,300, which represented 0.3% of net assets.

(6) Category is less than 0.05% of total investment securities.

See Notes to Financial Statements.

------
8

Mid Cap Value - Portfolio Commentary

[A PHOTO OF MICHAEL LISS, PHIL DAVIDSON AND SCOTT MOORE]

A PORTFOLIO COMMENTARY FROM MICHAEL LISS, PHIL DAVIDSON AND SCOTT MOORE,
PORTFOLIO MANAGERS ON THE MID CAP VALUE INVESTMENT TEAM.

We are pleased to introduce American Century's newest value fund. American
Century Mid Cap Value seeks long-term capital appreciation, with income as a secondary objective, by targeting compelling value opportunities among mid-sized businesses.

Like its American Century value-style siblings, Mid Cap Value seeks financially sound firms whose stock prices have been beaten down due to cyclical trends or transitory factors that are unrelated to their fundamental health. We apply the same bottom-up stock selection process and the same disciplined buy and sell strategies that we use in managing American Century's other value-oriented funds. What sets this fund apart from our other value funds is that it focuses primarily on mid-sized companies.

To find good value opportunities for Mid Cap Value's portfolio, we rely on  a system of price-filter screens that evaluates stocks using traditional value measures. The system ranks companies after comparing their stock price to their earnings, cash flow and book value, among other factors.

After we identify those companies that appear most attractively valued, we apply fundamental analysis, carefully scrutinizing each firm's financial statements, operating prospects, financial flexibility and market share, to make sure we're seeing the whole picture. We want to buy companies with qualities that speak to a strong future -- experienced management, clearly defined, well-executed strategies, and sound financial structures -- whose prices do not reflect their upside potential.

We manage Mid Cap Value's portfolio on a bottom-up basis, evaluating each firm individually on its own merits. We trim or eliminate stocks based on how they perform against the valuation measures. To protect the fund's mid-cap charter, we keep at least 80% of Mid Cap Value's assets in securities of companies whose market capitalization at the time of  purchase is within the capitalization

TOP TEN HOLDINGS
AS OF MARCH 31, 2004
--------------------------------------------------------------------------------
                                                              % of fund
                                                             investments
                                                               as of
                                                              3/31/04
--------------------------------------------------------------------------------
Union Pacific Corp.                                             1.7%
--------------------------------------------------------------------------------
SunTrust Banks, Inc.                                            1.5%
--------------------------------------------------------------------------------
AGL Resources Inc.                                              1.4%
--------------------------------------------------------------------------------
New York Times Co. (The) Cl A                                   1.2%
--------------------------------------------------------------------------------
Zions Bancorporation                                            1.2%
--------------------------------------------------------------------------------
Kimberly-Clark Corp.                                            1.0%
--------------------------------------------------------------------------------
Minerals Technologies Inc.                                      1.0%
--------------------------------------------------------------------------------
Chubb Corp.                                                     1.0%
--------------------------------------------------------------------------------
MetLife, Inc.                                                   1.0%
--------------------------------------------------------------------------------
Martin Marietta Materials, Inc.                                 1.0%
--------------------------------------------------------------------------------

                                                                    (continued)

------
9

Mid Cap Value - Portfolio Commentary

range of the Russell 3000 Index, excluding the largest 100 such companies, so that the fund's weighted capitalization falls within the cap range of the members of the Russell Midcap Index.

While Mid Cap Value may be a compelling investment opportunity, it's important to remember that equity investing involves risk. For that reason, this fund is an appropriate choice for investors who have a long investment horizon and are comfortable with the volatility associated with investing in common stock funds.

We appreciate your confidence in the new fund, and hope it will play and important and rewarding part in your portfolio.

TOP FIVE INDUSTRIES
AS OF MARCH 31, 2004
--------------------------------------------------------------------------------
                                                              % of fund
                                                             investments
                                                                as of
                                                               3/31/04
--------------------------------------------------------------------------------
Commercial Banks                                                4.5%
--------------------------------------------------------------------------------
Insurance                                                       4.5%
--------------------------------------------------------------------------------
Chemicals                                                       2.8%
--------------------------------------------------------------------------------
Road & Rail                                                     2.8%
--------------------------------------------------------------------------------
Gas Utilities                                                   2.4%
--------------------------------------------------------------------------------

------
10

Mid Cap Value - Schedule of Investments

MARCH 31, 2004

Shares                                                               Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 49.0%

AEROSPACE & DEFENSE -- 1.8%
--------------------------------------------------------------------------------
              296  Honeywell International Inc.                     $   10,020
--------------------------------------------------------------------------------
              222  Lockheed Martin Corp.                                10,132
--------------------------------------------------------------------------------
              483  Raytheon Company                                     15,137
--------------------------------------------------------------------------------
                                                                        35,289
--------------------------------------------------------------------------------

AUTO COMPONENTS -- 1.4%
--------------------------------------------------------------------------------
              248  Cooper Tire & Rubber                                  4,997
--------------------------------------------------------------------------------
              210  Superior Industries
                   International, Inc.                                   7,442
--------------------------------------------------------------------------------
              680  TRW Automotive
                   Holdings Corp.(1)                                    14,804
--------------------------------------------------------------------------------
                                                                        27,243
--------------------------------------------------------------------------------

BEVERAGES -- 0.6%
--------------------------------------------------------------------------------
              245  Anheuser-Busch Companies, Inc.                       12,495
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 0.8%
--------------------------------------------------------------------------------
              386  Edwards (A.G.), Inc.                                 15,100
--------------------------------------------------------------------------------

CHEMICALS -- 2.8%
--------------------------------------------------------------------------------
              447  Ecolab Inc.                                          12,753
--------------------------------------------------------------------------------
              387  Ferro Corp.                                          10,120
--------------------------------------------------------------------------------
              179  HB Fuller Company                                     5,091
--------------------------------------------------------------------------------
              213  International Flavors
                   & Fragrances Inc.                                     7,562
--------------------------------------------------------------------------------
              354  Minerals Technologies Inc.                           20,213
--------------------------------------------------------------------------------
                                                                        55,739
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 4.5%
--------------------------------------------------------------------------------
              461  BancorpSouth Inc.                                    10,087
--------------------------------------------------------------------------------
              142  BB&T Corporation                                      5,013
--------------------------------------------------------------------------------
              350  Mercantile Bankshares Corporation                    15,040
--------------------------------------------------------------------------------
              430  SunTrust Banks, Inc.                                 29,974
--------------------------------------------------------------------------------
              249  United Bankshares Inc.                                7,595
--------------------------------------------------------------------------------
              396  Zions Bancorporation                                 22,651
--------------------------------------------------------------------------------
                                                                        90,360
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES -- 0.3%
--------------------------------------------------------------------------------
              168  Waste Management, Inc.                                5,070
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 0.3%
--------------------------------------------------------------------------------
              310  Seagate Technology                                    5,000
--------------------------------------------------------------------------------

CONSTRUCTION MATERIALS -- 1.8%
--------------------------------------------------------------------------------
              432  Martin Marietta Materials, Inc.                      19,941
--------------------------------------------------------------------------------
              318  Vulcan Materials Co.                                 15,086
--------------------------------------------------------------------------------
                                                                        35,027
--------------------------------------------------------------------------------

CONTAINERS & PACKAGING -- 0.9%
--------------------------------------------------------------------------------
              676  Bemis Co.                                            17,576
--------------------------------------------------------------------------------

DISTRIBUTORS -- 0.4%
--------------------------------------------------------------------------------
              228  Genuine Parts Company                                 7,460
--------------------------------------------------------------------------------

Shares                                                              Value
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.5%
--------------------------------------------------------------------------------
              368 CenturyTel Inc.                                   $   10,116
--------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 2.3%
--------------------------------------------------------------------------------
              261  FPL Group, Inc.                                      17,448
--------------------------------------------------------------------------------
              500  IDACORP, Inc.                                        14,950
--------------------------------------------------------------------------------
              391  Wisconsin Energy Corp.                               12,571
--------------------------------------------------------------------------------
                                                                        44,969
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 2.2%
--------------------------------------------------------------------------------
              292  Emerson Electric Co.                                 17,497
--------------------------------------------------------------------------------
              372  Hubbell Inc. Cl B                                    14,928
--------------------------------------------------------------------------------
              458  Thomas & Betts Corp.                                  9,994
--------------------------------------------------------------------------------
                                                                        42,419
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.5%
--------------------------------------------------------------------------------
              609  AVX Corp.                                            10,042
--------------------------------------------------------------------------------

FOOD PRODUCTS -- 1.8%
--------------------------------------------------------------------------------
              277  Campbell Soup Company                                 7,554
--------------------------------------------------------------------------------
              203  H.J. Heinz Company                                    7,570
--------------------------------------------------------------------------------
              394  Kraft Foods Inc.                                     12,611
--------------------------------------------------------------------------------
              108  Unilever N.V. New York Shares                         7,500
--------------------------------------------------------------------------------
                                                                        35,235
--------------------------------------------------------------------------------

GAS UTILITIES -- 2.4%
--------------------------------------------------------------------------------
              954  AGL Resources Inc.                                   27,685
--------------------------------------------------------------------------------
              283  NICOR Inc.                                            9,970
--------------------------------------------------------------------------------
              335  WGL Holdings Inc.                                    10,084
--------------------------------------------------------------------------------
                                                                        47,739
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES -- 1.3%
--------------------------------------------------------------------------------
              166  Analogic Corporation                                  7,551
--------------------------------------------------------------------------------
              185  Beckman Coulter Inc.                                 10,090
--------------------------------------------------------------------------------
              270  National Dentex Corp.(1)                              7,344
--------------------------------------------------------------------------------
                                                                        24,985
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES -- 1.0%
--------------------------------------------------------------------------------
              186  HCA Inc.                                              7,555
--------------------------------------------------------------------------------
              156  LifePoint Hospitals Inc.(1)                           5,045
--------------------------------------------------------------------------------
              164  Universal Health Services, Inc. Cl B                  7,556
--------------------------------------------------------------------------------
                                                                        20,156
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 0.3%
--------------------------------------------------------------------------------
              132  Brinker International, Inc.(1)                        5,007
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 0.9%
--------------------------------------------------------------------------------
              325  Newell Rubbermaid Inc.                                7,540
--------------------------------------------------------------------------------
              156  Snap-on Incorporated                                  5,045
--------------------------------------------------------------------------------
               73  Whirlpool Corp.                                       5,028
--------------------------------------------------------------------------------
                                                                        17,613
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 1.6%
--------------------------------------------------------------------------------
              207  Clorox Company                                       10,124
--------------------------------------------------------------------------------
              323  Kimberly-Clark Corp.                                 20,382
--------------------------------------------------------------------------------
                                                                        30,506
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
11

Mid Cap Value - Schedule of Investments

MARCH 31, 2004

Shares                                                               Value
--------------------------------------------------------------------------------

INSURANCE -- 4.5%
--------------------------------------------------------------------------------
              111  Allstate Corp.                                   $    5,046
--------------------------------------------------------------------------------
              288  Chubb Corp.                                          20,027
--------------------------------------------------------------------------------
              901  CNA Surety Corp.(1)                                   9,956
--------------------------------------------------------------------------------
              480  Horace Mann Educators Corp.                           7,546
--------------------------------------------------------------------------------
              233  Kansas City Life Insurance Company                    9,970
--------------------------------------------------------------------------------
              379  Marsh & McLennan Companies, Inc.                     17,548
--------------------------------------------------------------------------------
              560  MetLife, Inc.                                        19,981
--------------------------------------------------------------------------------
                                                                        90,074
--------------------------------------------------------------------------------

IT SERVICES -- 1.3%
--------------------------------------------------------------------------------
              608  BISYS Group Inc. (The)(1)                            10,190
--------------------------------------------------------------------------------
              329  DST Systems, Inc.(1)                                 14,920
--------------------------------------------------------------------------------
                                                                        25,110
--------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS -- 0.3%
--------------------------------------------------------------------------------
              270  Mattel, Inc.                                          4,979
--------------------------------------------------------------------------------

MACHINERY -- 0.4%
--------------------------------------------------------------------------------
              194  Dover Corp.                                           7,521
--------------------------------------------------------------------------------

MEDIA -- 1.9%
--------------------------------------------------------------------------------
              157  Dow Jones & Co. Inc.                                  7,522
--------------------------------------------------------------------------------
              513  New York Times Co. (The) Cl A                        22,674
--------------------------------------------------------------------------------
              249  Valassis Communications, Inc.(1)                      7,570
--------------------------------------------------------------------------------
                                                                        37,766
--------------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER -- 0.6%
--------------------------------------------------------------------------------
              601  Westar Energy Inc.                                   12,597
--------------------------------------------------------------------------------

OIL & GAS -- 0.4%
--------------------------------------------------------------------------------
              205  Unocal Corp.                                          7,642
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 1.0%
--------------------------------------------------------------------------------
              620  Bristol-Myers Squibb Co.                             15,023
--------------------------------------------------------------------------------
              309  Schering-Plough Corp.                                 5,012
--------------------------------------------------------------------------------
                                                                        20,035
--------------------------------------------------------------------------------

REAL ESTATE -- 0.8%
--------------------------------------------------------------------------------
              114  Rayonier, Inc.                                        4,983
--------------------------------------------------------------------------------
              240  Sun Communities, Inc.                                10,277
--------------------------------------------------------------------------------
                                                                        15,260
--------------------------------------------------------------------------------

ROAD & RAIL -- 2.8%
--------------------------------------------------------------------------------
              321  Burlington Northern Santa Fe Corp.                   10,112
--------------------------------------------------------------------------------
              327  Heartland Express, Inc.                               7,449
--------------------------------------------------------------------------------
              217  Overnite Corp.                                        4,991
--------------------------------------------------------------------------------
              546  Union Pacific Corp.                                  32,661
--------------------------------------------------------------------------------
                                                                        55,213
--------------------------------------------------------------------------------

Shares/Principal Amount                                             Value
--------------------------------------------------------------------------------

SOFTWARE -- 0.8%
--------------------------------------------------------------------------------
              521  Synopsys, Inc.(1)                                $   15,088
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 1.0%
--------------------------------------------------------------------------------
              253  Limited Brands                                        5,060
--------------------------------------------------------------------------------
              398  Sherwin-Williams Co.                                 15,295
--------------------------------------------------------------------------------
                                                                        20,355
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS -- 0.9%
--------------------------------------------------------------------------------
              280  Jones Apparel Group, Inc.                            10,122
--------------------------------------------------------------------------------
              205  Liz Claiborne, Inc.                                   7,521
--------------------------------------------------------------------------------
                                                                        17,643
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE -- 1.0%
--------------------------------------------------------------------------------
              211  Freddie Mac                                          12,462
--------------------------------------------------------------------------------
              117  MGIC Investment Corp.                                 7,515
--------------------------------------------------------------------------------
                                                                        19,977
--------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS -- 0.9%
--------------------------------------------------------------------------------
              366  Grainger (W.W.), Inc.                                17,568
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $958,208)                                                        961,974
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS(2) -- 51.0%

       $1,000,000  FNMA Discount Notes,
                   0.98%, 4/1/04(3)

(Cost $1,000,000)                                                    1,000,000
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $1,958,208)                                                   $1,961,974
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

FNMA = Federal National Mortgage Association

(1) Non-income producing.

(2) The fund commenced operations on March 31, 2004. Available cash was invested on that day in accordance with the fund's prospectus. Temporary
    Cash Investments reflected on the Schedule of Investments represents cash segregated for future settlement of investments purchased on
    March 31, 2004.

(3) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
12

Small Cap Value - Performance

TOTAL RETURNS AS OF MARCH 31, 2004
                                               ----------------------
                                               AVERAGE ANNUAL RETURNS
-------------------------------------------------------------------------------
                                                           SINCE     INCEPTION
                                       1 YEAR   5 YEARS  INCEPTION     DATE
-------------------------------------------------------------------------------
 INVESTOR CLASS                        51.53%   19.98%    16.55%      7/31/98
-------------------------------------------------------------------------------
 S&P SMALLCAP 600/BARRA VALUE INDEX    62.26%   14.74%    10.45%        --
-------------------------------------------------------------------------------
 Institutional Class                   51.75%   20.18%    18.33%     10/26/98
-------------------------------------------------------------------------------
 Advisor Class                         51.38%      --     21.70%     12/31/99
-------------------------------------------------------------------------------
 C Class                               50.71%      --     11.22%       6/1/01
-------------------------------------------------------------------------------

GROWTH OF $10,000 OVER LIFE OF CLASS
$10,000 investment made July 31, 1998

ONE-YEAR RETURNS OVER LIFE OF CLASS
Periods ended March 31
--------------------------------------------------------------------------------
                       1999*     2000     2001      2002      2003      2004
--------------------------------------------------------------------------------
 Investor Class       -4.24%    14.37%   36.51%    33.97%   -21.55%    51.53%
--------------------------------------------------------------------------------
 S&P SmallCap 600/
 BARRA Value Index   -11.71%    17.14%   16.44%    25.86%   -28.60%    62.26%
--------------------------------------------------------------------------------

* From 7/31/98, the Investor Class's inception date. Not annualized.

The charts on the performance page give historical return data for the fund.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Unless otherwise indicated, the charts are based on Investor Class shares; performance for other classes will vary due to differences in fee structures. Past performance does not guarantee future results. None of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

------
13

Small Cap Value - Portfolio Commentary

[A PHOTO OF BEN GIELE AND KEVIN LAUB]

A PORTFOLIO COMMENTARY FROM BEN GIELE AND KEVIN LAUB, PORTFOLIO MANAGERS ON THE
SMALL CAP VALUE INVESTMENT TEAM.

For the year ended March 31, 2004, Small Cap Value gained 51.53%,* trailing the
62.26% return posted by its benchmark, the S&P SmallCap 600/BARRA Value Index, but ahead of the 35.12% gain of the S&P 500, representing the broader market.

Small Cap Value's long-term performance has been strong. Since the portfolio's
July 31, 1998 inception, it has posted an average annual return of 16.55%, far outdistancing the 10.45% return posted by its benchmark for the same period.

THE BULL RETURNS

The year covered by this report ended the bear market and heralded the beginning of a powerful upswing. The healthy pace of economic expansion alongside record-low interest rates, tame inflation and continued profit growth encouraged investors. They registered their confidence with rallies that sent the Dow, the
Nasdaq and the broader S&P 500 to levels not seen in years. Still, challenges remained, including labor-market weakness and renewed terrorism concerns. And while stocks pulled back some from their earlier highs, the major U.S. indices nonetheless booked substantial gains for the year.

A SOLID YEAR

Small Cap Value received generous absolute contribution from each sector in which it was invested. However, we underperformed our benchmark, an outcome largely attributable to the same themes we discussed in our semiannual report.
We sought undervalued companies demonstrating the markers of fundamental strength -- good cash flow, a healthy balance sheet, and solid returns on capital. But for much of the year, companies such as these lagged behind as higher-risk stocks paced the market's advance, a factor that was particularly influential in the financials and consumer discretionary arenas. While underperformance is always disappointing, we're optimistic that the market will soon rediscover the kinds of companies we seek.

TOP TEN HOLDINGS
AS OF MARCH 31, 2004
--------------------------------------------------------------------------------
                                        % OF FUND             % OF FUND
                                       INVESTMENTS           INVESTMENTS
                                          AS OF                 AS OF
                                         3/31/04               9/30/03
--------------------------------------------------------------------------------
Snap-on Incorporated                      1.8%                  1.3%
--------------------------------------------------------------------------------
Bemis Co.                                 1.7%                  1.3%
--------------------------------------------------------------------------------
AptarGroup, Inc.                          1.5%                  0.5%
--------------------------------------------------------------------------------
Superior Industries
International, Inc.                       1.3%                  0.9%
--------------------------------------------------------------------------------
Universal Health
Services, Inc. Cl B                       1.3%                    --
--------------------------------------------------------------------------------
Imation Corporation                       1.3%                  0.8%
--------------------------------------------------------------------------------
Kaydon Corporation                        1.3%                  1.3%
--------------------------------------------------------------------------------
Platinum Underwriters
Holdings                                  1.3%                  1.4%
--------------------------------------------------------------------------------
Sybase, Inc.                              1.3%                  1.3%
--------------------------------------------------------------------------------
Sonoco Products Co.                       1.2%                  0.4%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.
                                                                    (continued)

------
14

Small Cap Value - Portfolio Commentary

THE STRONGEST PERFORMERS

The search for fundamentally sound, bargain-priced companies led us to the information technology sector, which provided the best absolute performance. We found plentiful opportunity in the software and the electrical equipment and instruments industries, and each group yielded several contributors, including
Parametric Technology Corp. and Sybase, Inc. Another contributor was Andrew
Corporation, a communications equipment firm. The company completed its product line through a merger with Allen Telecom, generating an improvement in fundamentals for which investors rewarded the stock.

Exposure to the financials sector, our largest single stake on average, also bolstered results. Much of our position was devoted to commercial banks, which delivered considerable contribution. Hibernia Corp. and TCF Financial Corp. were the top contributors in this group. Nevertheless, performance against the benchmark suffered in this sector when companies that did not merit inclusion in the portfolio posted solid gains.

Our bottom-up strategy also led us to select companies in the industrials sector, and several holdings provided substantial lift, including Crane Co. from the machinery industry, and United Stationers Inc., a commercial services and supplies firm.

INDIVIDUAL SETBACKS

Despite overall strength from each of our sector positions, there were some individual setbacks. Well-performing stocks that did not meet our criteria for the portfolio caused results versus the benchmark to fall short in the consumer discretionary sector, a significant area of exposure and a source of absolute strength. Also, the group produced some detractors. One was O'Charley's, which owns and operates full-service, casual-atmosphere restaurants in the southeast and Midwest. Another, the top-detracting stock for the year, was Superior
Industries, a leading supplier of aluminum wheels that suffered during the period because of competitive pressures and transitional start-up costs.
However, we continue to have confidence in the long-term fundamental vitality of this company and are maintaining the position.

In the months ahead, we will continue to seek fundamentally sound, attractively priced companies that we believe offer investors the potential for long-term reward.

TOP FIVE INDUSTRIES
AS OF MARCH 31, 2004
--------------------------------------------------------------------------------
                                        % OF FUND             % OF FUND
                                       INVESTMENTS           INVESTMENTS
                                          AS OF                 AS OF
                                         3/31/04               9/30/03
--------------------------------------------------------------------------------
Commercial Banks                          7.5%                  7.9%
--------------------------------------------------------------------------------
Healthcare Equipment
& Supplies                                4.9%                  2.9%
--------------------------------------------------------------------------------
Chemicals                                 4.6%                  4.2%
--------------------------------------------------------------------------------
Healthcare Providers
& Services                                4.5%                  3.7%
--------------------------------------------------------------------------------
Containers & Packaging                    4.5%                  2.2%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         AS OF                 AS OF
                                        3/31/04               9/30/03
--------------------------------------------------------------------------------
Common Stocks                            93.3%                 93.9%
--------------------------------------------------------------------------------
Convertible
Preferred Stocks                          1.3%                  2.2%
--------------------------------------------------------------------------------
Convertible Bonds                         0.9%                  0.5%
--------------------------------------------------------------------------------
Preferred Stocks                          0.3%                  0.8%
--------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    95.8%                 97.4%
--------------------------------------------------------------------------------
Temporary Cash
Investments                               4.2%                  2.6%
--------------------------------------------------------------------------------

------
15

Small Cap Value - Schedule of Investments

MARCH 31, 2004

Shares                                                               Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 93.3%

AEROSPACE & DEFENSE -- 1.0%
--------------------------------------------------------------------------------
           25,000  Moog Inc.(1)                                 $      853,000
--------------------------------------------------------------------------------
          475,000  United Defense
                   Industries, Inc.(1)                              15,100,250
--------------------------------------------------------------------------------
                                                                    15,953,250
--------------------------------------------------------------------------------

AIRLINES -- 1.0%
--------------------------------------------------------------------------------
          830,000  SkyWest, Inc.                                    15,969,200
--------------------------------------------------------------------------------

AUTO COMPONENTS -- 1.9%
--------------------------------------------------------------------------------
          470,000  Cooper Tire & Rubber                              9,470,500
--------------------------------------------------------------------------------
          615,000  Superior Industries
                   International, Inc.                              21,795,600
--------------------------------------------------------------------------------
                                                                    31,266,100
--------------------------------------------------------------------------------

BEVERAGES -- 0.6%
--------------------------------------------------------------------------------
          145,000  Adolph Coors Company Cl B                        10,070,250
--------------------------------------------------------------------------------

BUILDING PRODUCTS -- 0.7%
--------------------------------------------------------------------------------
          575,000  Griffon Corp.(1)                                 12,420,000
--------------------------------------------------------------------------------

CHEMICALS -- 4.6%
--------------------------------------------------------------------------------
          225,000  Ferro Corp.                                       5,883,750
--------------------------------------------------------------------------------
           95,000  FMC Corp.(1)                                      4,067,900
--------------------------------------------------------------------------------
          145,000  Georgia Gulf Corporation                          4,371,750
--------------------------------------------------------------------------------
          590,000  HB Fuller Company                                16,779,600
--------------------------------------------------------------------------------
          155,000  Minerals Technologies Inc.                        8,850,500
--------------------------------------------------------------------------------
        1,110,000  Olin Corp.                                       19,813,500
--------------------------------------------------------------------------------
          880,000  Sensient Technologies Corp.                      16,429,600
--------------------------------------------------------------------------------
                                                                    76,196,600
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 7.3%
--------------------------------------------------------------------------------
          165,000  Associated Banc-Corp.                             7,390,350
--------------------------------------------------------------------------------
          265,000  BancorpSouth Inc.                                 5,798,200
--------------------------------------------------------------------------------
          322,019  Chittenden Corp.                                 10,626,627
--------------------------------------------------------------------------------
          260,000  Cullen/Frost Bankers, Inc.                       11,117,600
--------------------------------------------------------------------------------
          275,000  First Financial Bancorp                           5,087,500
--------------------------------------------------------------------------------
          560,000  Hibernia Corp. Cl A                              13,154,400
--------------------------------------------------------------------------------
          155,000  Mercantile Bankshares
                   Corporation                                       6,660,350
--------------------------------------------------------------------------------
          230,000  Sky Financial Group Inc.                          5,968,500
--------------------------------------------------------------------------------
        1,330,000  Sterling Bancshares, Inc.                        17,808,700
--------------------------------------------------------------------------------
          350,000  TCF Financial Corp.                              17,874,500
--------------------------------------------------------------------------------
          175,000  Whitney Holding Corp.                             7,304,500
--------------------------------------------------------------------------------
          305,000  Wilmington Trust Corporation                     11,397,850
--------------------------------------------------------------------------------
                                                                   120,189,077
--------------------------------------------------------------------------------

Shares                                                              Value
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES -- 3.5%
--------------------------------------------------------------------------------
          615,000  ABM Industries Inc.                          $   11,039,250
--------------------------------------------------------------------------------
          270,000  Asset Acceptance
                   Capital Corp.(1)                                  5,022,000
--------------------------------------------------------------------------------
          110,000  Banta Corp.                                       5,091,900
--------------------------------------------------------------------------------
          360,000  G&K Services Inc. Cl A                           13,399,200
--------------------------------------------------------------------------------
          280,000  Kelly Services, Inc. Cl A                         8,290,800
--------------------------------------------------------------------------------
          625,000  Viad Corp.                                       15,106,250
--------------------------------------------------------------------------------
                                                                    57,949,400
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 0.9%
--------------------------------------------------------------------------------
          270,000  Adaptec, Inc.(1)                                  2,365,200
--------------------------------------------------------------------------------
          235,000  Andrew Corporation(1)                             4,112,500
--------------------------------------------------------------------------------
          110,000  Black Box Corporation                             5,894,900
--------------------------------------------------------------------------------
          325,000  Cable Design
                   Technologies Corp.(1)                             3,081,000
--------------------------------------------------------------------------------
                                                                    15,453,600
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 1.5%
--------------------------------------------------------------------------------
          165,000  Electronics for Imaging, Inc.(1)                  4,054,050
--------------------------------------------------------------------------------
          575,000  Imation Corporation                              21,631,500
--------------------------------------------------------------------------------
                                                                    25,685,550
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING -- 1.1%
--------------------------------------------------------------------------------
          155,000  EMCOR Group Inc.(1)                               5,688,500
--------------------------------------------------------------------------------
          800,000  Insituform Technologies,
                   Inc. Cl A(1)                                     12,504,000
--------------------------------------------------------------------------------
                                                                    18,192,500
--------------------------------------------------------------------------------

CONSTRUCTION MATERIALS -- 1.0%
--------------------------------------------------------------------------------
          355,000  Martin Marietta Materials, Inc.                  16,386,800
--------------------------------------------------------------------------------

CONTAINERS & PACKAGING -- 4.5%
--------------------------------------------------------------------------------
          645,000  AptarGroup, Inc.                                 24,768,000
--------------------------------------------------------------------------------
        1,105,000  Bemis Co.                                        28,730,000
--------------------------------------------------------------------------------
          850,000  Sonoco Products Co.                              20,638,000
--------------------------------------------------------------------------------
                                                                    74,136,000
--------------------------------------------------------------------------------

DIVERSIFIED -- 3.9%
--------------------------------------------------------------------------------
          140,000  iShares Russell 2000
                   Index Fund                                       16,440,200
--------------------------------------------------------------------------------
           95,000  iShares Russell 2000
                   Value Index Fund                                 16,264,000
--------------------------------------------------------------------------------
          105,000  iShares S&P SmallCap 600
                   Index Fund                                       14,917,350
--------------------------------------------------------------------------------
          155,000  iShares S&P SmallCap 600/
                   BARRA Value Index Fund                           16,536,950
--------------------------------------------------------------------------------
                                                                    64,158,500
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 0.2%
--------------------------------------------------------------------------------
          455,000  Medallion Financial Corp.                         3,935,750
--------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 1.8%
--------------------------------------------------------------------------------
          470,000  Empire District Electric Co.                     10,645,500
--------------------------------------------------------------------------------
          645,000  IDACORP, Inc.                                    19,285,500
--------------------------------------------------------------------------------
                                                                    29,931,000
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
16

Small Cap Value - Schedule of Investments

MARCH 31, 2004

Shares                                                               Value
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 1.3%
--------------------------------------------------------------------------------
          300,000  Regal-Beloit Corp.                           $    5,994,000
--------------------------------------------------------------------------------
          560,000  Smith (A.O.) Corp.                               16,212,000
--------------------------------------------------------------------------------
                                                                    22,206,000
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.3%
--------------------------------------------------------------------------------
          495,000  Anixter International Inc.                       13,983,750
--------------------------------------------------------------------------------
          130,000  Benchmark Electronics Inc.(1)                     4,092,400
--------------------------------------------------------------------------------
          500,000  Coherent, Inc.(1)                                13,145,000
--------------------------------------------------------------------------------
          840,000  Methode Electronics, Inc.                        10,836,000
--------------------------------------------------------------------------------
          905,000  Paxar Corp.(1)                                   13,348,750
--------------------------------------------------------------------------------
                                                                    55,405,900
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES -- 4.2%
--------------------------------------------------------------------------------
          530,000  Cal Dive International Inc.(1)                   13,689,900
--------------------------------------------------------------------------------
          295,000  Helmerich & Payne, Inc.                           8,451,750
--------------------------------------------------------------------------------
          435,000  Hydril Co.(1)                                    11,397,000
--------------------------------------------------------------------------------
        1,230,000  Key Energy Group, Inc.(1)                        13,530,000
--------------------------------------------------------------------------------
          465,000  Unit Corporation(1)                              12,750,300
--------------------------------------------------------------------------------
          720,000  W-H Energy Services Inc.(1)                      10,418,400
--------------------------------------------------------------------------------
                                                                    70,237,350
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 0.9%
--------------------------------------------------------------------------------
          890,000  Casey's General Stores, Inc.                     14,774,000
--------------------------------------------------------------------------------

FOOD PRODUCTS -- 0.9%
--------------------------------------------------------------------------------
          295,000  Corn Products International Inc.                 11,800,000
--------------------------------------------------------------------------------
          255,000  Interstate Bakeries Corp.                         2,899,350
--------------------------------------------------------------------------------
            8,017  Lancaster Colony Corp.                              323,887
--------------------------------------------------------------------------------
                                                                    15,023,237
--------------------------------------------------------------------------------

GAS UTILITIES -- 2.4%
--------------------------------------------------------------------------------
          510,000  AGL Resources Inc.                               14,800,200
--------------------------------------------------------------------------------
          410,000  Northwest Natural Gas Co.                        12,812,500
--------------------------------------------------------------------------------
          410,700  WGL Holdings Inc.                                12,362,070
--------------------------------------------------------------------------------
                                                                    39,974,770
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES -- 4.5%
--------------------------------------------------------------------------------
          305,000  Analogic Corporation                             13,874,450
--------------------------------------------------------------------------------
          215,000  Apogent Technologies Inc.(1)                      6,596,200
--------------------------------------------------------------------------------
          385,000  Arrow International Inc.                         11,507,650
--------------------------------------------------------------------------------
          195,000  Beckman Coulter Inc.                             10,635,300
--------------------------------------------------------------------------------
          450,000  Dade Behring Holdings Inc.(1)                    20,016,000
--------------------------------------------------------------------------------
          160,000  Orthofix International N.V.(1)                    7,910,400
--------------------------------------------------------------------------------
          765,000  Osteotech Inc.(1)                                 4,934,250
--------------------------------------------------------------------------------
                                                                    75,474,250
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES -- 4.0%
--------------------------------------------------------------------------------
          870,000  Alliance Imaging Inc.(1)                          3,393,000
--------------------------------------------------------------------------------
          405,000  LifePoint Hospitals Inc.(1)                      13,097,700
--------------------------------------------------------------------------------
          495,000  Owens & Minor Inc.                               12,523,500
--------------------------------------------------------------------------------
          200,000  RehabCare Group, Inc.(1)                          3,976,000
--------------------------------------------------------------------------------
          275,000  Renal Care Group Inc.(1)                         12,584,000
--------------------------------------------------------------------------------
          470,000  Universal Health
                   Services, Inc. Cl B                              21,652,900
--------------------------------------------------------------------------------
                                                                    67,227,100
--------------------------------------------------------------------------------

Shares                                                              Value
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 1.5%
--------------------------------------------------------------------------------
          310,000  CEC Entertainment Inc.(1)                    $   10,757,000
--------------------------------------------------------------------------------
          595,000  Jack in the Box Inc.(1)                          14,857,150
--------------------------------------------------------------------------------
                                                                    25,614,150
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 3.4%
--------------------------------------------------------------------------------
          420,000  Libbey Inc.                                      10,890,600
--------------------------------------------------------------------------------
          115,000  Russ Berrie and Co., Inc.                         4,025,000
--------------------------------------------------------------------------------
          905,000  Snap-on Incorporated                             29,267,700
--------------------------------------------------------------------------------
          475,000  WCI Communities Inc.(1)                          11,889,250
--------------------------------------------------------------------------------
                                                                    56,072,550
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 0.3%
--------------------------------------------------------------------------------
          200,000  Rayovac Corporation(1)                            5,720,000
--------------------------------------------------------------------------------

INSURANCE -- 3.1%
--------------------------------------------------------------------------------
          160,000  Aspen Insurance Holdings Ltd.                     4,120,000
--------------------------------------------------------------------------------
          115,000  Erie Indemnity Company                            5,549,900
--------------------------------------------------------------------------------
          275,000  HCC Insurance Holdings, Inc.                      8,890,750
--------------------------------------------------------------------------------
          430,000  Horace Mann Educators Corp.                       6,759,600
--------------------------------------------------------------------------------
          660,000  Platinum Underwriters Holdings                   21,153,000
--------------------------------------------------------------------------------
          150,000  ProAssurance Corp.(1)                             5,250,000
--------------------------------------------------------------------------------
                                                                    51,723,250
--------------------------------------------------------------------------------

IT SERVICES -- 1.7%
--------------------------------------------------------------------------------
          730,000  BISYS Group Inc. (The)(1)                        12,234,800
--------------------------------------------------------------------------------
          585,000  MedQuist Inc.(1)                                  9,207,900
--------------------------------------------------------------------------------
          385,000  National Processing Inc.(1)                       7,315,000
--------------------------------------------------------------------------------
                                                                    28,757,700
--------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS -- 1.0%
--------------------------------------------------------------------------------
          310,000  Callaway Golf Co.                                 5,883,800
--------------------------------------------------------------------------------
          320,000  Jakks Pacific Inc.(1)                             4,800,000
--------------------------------------------------------------------------------
          335,000  Leapfrog Enterprises Inc.(1)                      6,482,250
--------------------------------------------------------------------------------
                                                                    17,166,050
--------------------------------------------------------------------------------

MACHINERY -- 3.6%
--------------------------------------------------------------------------------
           75,000  Circor International Inc.                         1,695,000
--------------------------------------------------------------------------------
          380,000  Crane Co.                                        12,540,000
--------------------------------------------------------------------------------
          235,000  Kadant Inc.(1)                                    4,899,750
--------------------------------------------------------------------------------
          770,000  Kaydon Corporation                               21,198,100
--------------------------------------------------------------------------------
          365,000  Kennametal Inc.                                  15,063,550
--------------------------------------------------------------------------------
           95,000  Tecumseh Products Cl A                            3,999,500
--------------------------------------------------------------------------------
                                                                    59,395,900
--------------------------------------------------------------------------------

MEDIA -- 3.1%
--------------------------------------------------------------------------------
          205,000  ADVO, Inc.                                        6,605,100
--------------------------------------------------------------------------------
          320,000  Hearst-Argyle Television, Inc.                    8,604,800
--------------------------------------------------------------------------------
          560,000  Journal Communications Inc.                      11,200,000
--------------------------------------------------------------------------------
          320,000  Liberty Corp. (The)                              14,806,400
--------------------------------------------------------------------------------
          315,000  Valassis Communications, Inc.(1)                  9,576,000
--------------------------------------------------------------------------------
                                                                    50,792,300
--------------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER -- 0.5%
--------------------------------------------------------------------------------
          385,000  Westar Energy Inc.                                8,069,600
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
17

Small Cap Value - Schedule of Investments

MARCH 31, 2004

Shares                                                               Value
--------------------------------------------------------------------------------

OIL & GAS -- 2.2%
--------------------------------------------------------------------------------
          395,000  Denbury Resources Inc.(1)                    $   6,659,700
--------------------------------------------------------------------------------
          165,000  Spinnaker Exploration
                   Company(1)                                        5,926,800
--------------------------------------------------------------------------------
          370,000  Tom Brown, Inc.(1)                               13,912,000
--------------------------------------------------------------------------------
          440,000  Whiting Petroleum Corp.(1)                       10,379,600
--------------------------------------------------------------------------------
                                                                    36,878,100
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS -- 0.5%
--------------------------------------------------------------------------------
          605,000  Wausau-Mosinee Paper Corp.                        8,524,450
--------------------------------------------------------------------------------

REAL ESTATE -- 2.4%
--------------------------------------------------------------------------------
          195,000   BRE Properties                                   6,692,400
--------------------------------------------------------------------------------
          450,000   Getty Realty Corp.                              11,956,500
--------------------------------------------------------------------------------
           80,000   Heritage Property
                    Investment Trust                                 2,488,000
--------------------------------------------------------------------------------
          410,000   Maguire Properties, Inc.                        10,496,000
--------------------------------------------------------------------------------
          185,000   Rayonier, Inc.                                   8,086,350
--------------------------------------------------------------------------------
                                                                    39,719,250
--------------------------------------------------------------------------------

ROAD & RAIL -- 2.3%
--------------------------------------------------------------------------------
          380,000  Arkansas Best Corporation                        10,180,200
--------------------------------------------------------------------------------
          530,000  Heartland Express, Inc.                          12,073,400
--------------------------------------------------------------------------------
          445,000  USF Corp.                                        15,227,900
--------------------------------------------------------------------------------
                                                                    37,481,500
--------------------------------------------------------------------------------

SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT -- 0.4%
--------------------------------------------------------------------------------
          305,000  DuPont Photomasks, Inc.(1)                        7,094,300
--------------------------------------------------------------------------------

SOFTWARE -- 3.7%
--------------------------------------------------------------------------------
          233,402  Barra Inc.                                        8,166,736
--------------------------------------------------------------------------------
          670,000  Compuware Corp.(1)                                4,991,500
--------------------------------------------------------------------------------
        2,275,000  Parametric Technology Corp.(1)                   10,283,000
--------------------------------------------------------------------------------
        1,000,000  Sybase, Inc.(1)                                  20,990,000
--------------------------------------------------------------------------------
          225,000  Take-Two Interactive
                   Software, Inc.(1)                                 8,275,500
--------------------------------------------------------------------------------
          405,000  THQ Inc.(1)                                       8,193,150
--------------------------------------------------------------------------------
                                                                    60,899,886
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 2.8%
--------------------------------------------------------------------------------
          120,000  Abercrombie & Fitch Co. Cl A                      4,060,800
--------------------------------------------------------------------------------
          345,000  Burlington Coat Factory
                   Warehouse Corp.                                   6,831,000
--------------------------------------------------------------------------------
          655,000  Cato Corp. (The)                                 13,152,400
--------------------------------------------------------------------------------
          165,000  Linens 'n Things, Inc.(1)                         5,842,650
--------------------------------------------------------------------------------
          335,000  Talbots Inc.                                     11,986,300
--------------------------------------------------------------------------------
          195,000  Too Inc.(1)                                       4,085,250
--------------------------------------------------------------------------------
                                                                    45,958,400
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS -- 1.1%
--------------------------------------------------------------------------------
          215,000  Polo Ralph Lauren Corp.                           7,370,200
--------------------------------------------------------------------------------
          425,000  Wolverine World Wide, Inc.                       10,255,250
--------------------------------------------------------------------------------
                                                                    17,625,450
--------------------------------------------------------------------------------

Shares/Principal Amount                                             Value
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE -- 2.7%
--------------------------------------------------------------------------------
          355,000  Commercial Federal Corp.                     $    9,798,000
--------------------------------------------------------------------------------
          530,000  PMI Group, Inc. (The)                            19,800,800
--------------------------------------------------------------------------------
          585,000  Washington Federal, Inc.                         14,935,050
--------------------------------------------------------------------------------
                                                                    44,533,850
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $1,277,534,918)                                            1,550,242,870
--------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS -- 1.3%

INSURANCE -- 1.1%
--------------------------------------------------------------------------------
          172,500  Phoenix Companies Inc.,
                   7.25%, 2/16/06                                    7,151,850
--------------------------------------------------------------------------------
          380,000  United Fire & Casualty Co.,
                   Series A, 6.375%, 5/15/14                        11,396,200
--------------------------------------------------------------------------------
                                                                    18,548,050
--------------------------------------------------------------------------------

OIL & GAS -- 0.2%
--------------------------------------------------------------------------------
           50,000  Chesapeake Energy Corp.,
                   6.00%, 12/31/49
                  (Acquired 2/27/03-2/28/03,
                   Cost $2,552,830)(2)                               3,712,500
--------------------------------------------------------------------------------

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $16,458,510)                                                  22,260,550
--------------------------------------------------------------------------------

CONVERTIBLE BONDS -- 0.9%

HEALTH CARE EQUIPMENT & SUPPLIES -- 0.4%
--------------------------------------------------------------------------------
       $5,960,000  Apogent Technologies Inc.,
                   2.25%, 10/15/21                                   6,511,300
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES -- 0.5%
--------------------------------------------------------------------------------
        8,197,000  LifePoint Hospitals Holdings Inc.,
                   4.50%, 6/1/09                                     8,565,865
--------------------------------------------------------------------------------

TOTAL CONVERTIBLE BONDS
(Cost $14,284,584)                                                  15,077,165
--------------------------------------------------------------------------------

PREFERRED STOCKS -- 0.3%

COMMERCIAL BANKS -- 0.2%
--------------------------------------------------------------------------------
           73,500  MB Financial Capital Trust I,
                   8.60%, 9/30/32                                    2,040,360
--------------------------------------------------------------------------------
           28,200  Sterling Bancshares Capital
                   Trust III, 8.30%, 9/26/32                           769,014
--------------------------------------------------------------------------------
                                                                     2,809,374
--------------------------------------------------------------------------------

REAL ESTATE -- 0.1%
--------------------------------------------------------------------------------
           35,700  Hospitality Properties, Series B,
                   8.875%, 12/10/07                                    986,748
--------------------------------------------------------------------------------
           66,500  Mills Corp. (The), Series B,
                   9.00%, 10/9/07                                    1,851,360
--------------------------------------------------------------------------------
                                                                     2,838,108
--------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost $5,097,500)                                                    5,647,482
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
18

Small Cap Value - Schedule of Investments

MARCH 31, 2004

                                                                     Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 4.2%

Repurchase Agreement, State Street Corp.,
(U.S. Treasury obligations), in a
joint  trading account at 0.95%, dated 3/31/04,
due 4/1/04 (Delivery value $69,301,829)
(Cost $69,300,000)                                              $   69,300,000
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $1,382,675,512)                                           $1,662,528,067
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors.
    The aggregate value of restricted securities at March 31, 2004, was
    $3,712,500, which represented 0.2% of net assets.

See Notes to Financial Statements.

------
19

Statement of Assets and Liabilities

MARCH 31, 2004
-------------------------------------------------------------------------------------------------------
                                                EQUITY INCOME      MID CAP VALUE     SMALL CAP VALUE
ASSETS
-------------------------------------------------------------------------------------------------------
Investment securities, at value
(cost of $2,631,837,170,
$1,958,208 and $1,382,675,512, respectively)   $2,926,310,328           $1,961,974     $1,662,528,067
-----------------------------------------------
Cash                                                       --              598,738          1,562,581
-----------------------------------------------
Receivable for investments sold                    27,438,705                   --          6,907,745
-----------------------------------------------
Receivable for capital shares sold                  6,293,054               16,359            124,320
-----------------------------------------------
Dividends and interest receivable                   6,250,751                   --          2,917,486
-------------------------------------------------------------------------------------------------------
                                                2,966,292,838            2,577,071      1,674,040,199
-------------------------------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------------------------------
Disbursements in excess of
demand deposit cash                                 4,329,701                   --                 --
-----------------------------------------------
Payable for investments purchased                  24,832,867              958,209         14,991,815
-----------------------------------------------
Payable for forward foreign currency
exchange contracts                                  2,670,686                   --                 --
-----------------------------------------------
Payable for capital shares redeemed                    67,837                   --                 --
-----------------------------------------------
Accrued management fees                             2,341,775                   27          1,610,922
-----------------------------------------------
Distribution fees payable                             124,241                   --             91,584
-----------------------------------------------
Service fees payable                                  106,522                   --             90,020
-------------------------------------------------------------------------------------------------------
                                                   34,473,629              958,236         16,784,341
-------------------------------------------------------------------------------------------------------

NET ASSETS                                     $2,931,819,209           $1,618,835     $1,657,255,858
=======================================================================================================

See Notes to Financial Statements.                                 (continued)

------
20

Statement of Assets and Liabilities

MARCH 31, 2004
------------------------------------------------------------------------------------------------------
                                               EQUITY INCOME      MID CAP VALUE     SMALL CAP VALUE
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------
Capital (par value and paid-in surplus)       $2,583,538,656          $1,615,069      $1,334,137,623
---------------------------------------------
Undistributed net investment income                8,420,513                  --              50,247
---------------------------------------------
Accumulated net realized gain on investment
and foreign currency transactions                 48,057,568                  --          43,215,433
---------------------------------------------
Net unrealized appreciation on investments
and translation of assets and liabilities
in foreign currencies                            291,802,472               3,766         279,852,555
------------------------------------------------------------------------------------------------------
                                              $2,931,819,209          $1,618,835      $1,657,255,858
======================================================================================================

INVESTOR CLASS, $0.01 PAR VALUE
------------------------------------------------------------------------------------------------------
Net assets                                    $2,248,157,727          $1,618,835      $1,050,500,297
---------------------------------------------
Shares outstanding                               286,589,647             161,507         108,157,027
---------------------------------------------
Net asset value per share                              $7.84              $10.02               $9.71
------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS, $0.01 PAR VALUE
------------------------------------------------------------------------------------------------------
Net assets                                      $183,330,448                  N/A       $170,783,516
---------------------------------------------
Shares outstanding                                23,365,986                  N/A         17,567,252
---------------------------------------------
Net asset value per share                              $7.85                  N/A              $9.72
------------------------------------------------------------------------------------------------------

ADVISOR CLASS, $0.01 PAR VALUE
------------------------------------------------------------------------------------------------------
Net assets                                      $457,359,684                  N/A       $432,261,385
---------------------------------------------
Shares outstanding                                58,299,808                  N/A         44,494,387
---------------------------------------------
Net asset value per share                              $7.84                  N/A              $9.71
------------------------------------------------------------------------------------------------------

C CLASS, $0.01 PAR VALUE
------------------------------------------------------------------------------------------------------
Net assets                                       $42,579,188                  N/A         $3,710,660
---------------------------------------------
Shares outstanding                                 5,426,124                  N/A            387,851
---------------------------------------------
Net asset value per share                              $7.85                  N/A              $9.57
------------------------------------------------------------------------------------------------------

R CLASS, $0.01 PAR VALUE
------------------------------------------------------------------------------------------------------
Net assets                                          $392,162                  N/A                N/A
---------------------------------------------
Shares outstanding                                    50,003                  N/A                N/A
---------------------------------------------
Net asset value per share                              $7.84                  N/A                N/A
------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

------
21

Statement of Operations

YEAR ENDED MARCH 31, 2004 (EXCEPT AS NOTED)
----------------------------------------------------------------------------------------------------
                                             EQUITY INCOME    MID CAP VALUE(1)    SMALL CAP VALUE
INVESTMENT INCOME

INCOME:
----------------------------------------------------------------------------------------------------
Dividends (including $645,597 from
affiliates for Equity Income and
net of foreign taxes withheld of
$534,987 for Equity Income)                   $ 80,160,522              $   --        $ 23,156,157
---------------------------------------------
Interest                                        10,072,910                  27           1,007,407
----------------------------------------------------------------------------------------------------
                                                90,233,432                  27          24,163,564
----------------------------------------------------------------------------------------------------

EXPENSES:
---------------------------------------------
Management fees                                 21,804,707                  27          15,308,934
---------------------------------------------
Distribution fees:
---------------------------------------------
  Advisor Class                                    792,512                  --             739,454
---------------------------------------------
  C Class                                          194,346                  --              25,910
---------------------------------------------
Service fees:
---------------------------------------------
  Advisor Class                                    792,512                  --             739,454
---------------------------------------------
  C Class                                           64,782                  --               8,637
---------------------------------------------
Service and distribution fees - R Class                375                  --                  --
---------------------------------------------
Directors' fees and expenses                        38,961                  --              25,261
---------------------------------------------
Other expenses                                      22,735                  --              10,627
----------------------------------------------------------------------------------------------------
                                                23,710,930                  27          16,858,277
----------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                           66,522,502                  --           7,305,287
----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
----------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON:
---------------------------------------------
Investment transactions
(including $13,914,062, $-- and
$(841,295) from affiliates, respectively)      173,431,118                  --         158,244,596
---------------------------------------------
Foreign currency transactions                    4,824,227                  --                  --
----------------------------------------------------------------------------------------------------
                                               178,255,345                  --         158,244,596
----------------------------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION ON:
---------------------------------------------
Investments                                    322,297,174               3,766         338,540,071
---------------------------------------------
Translation of assets and liabilities
in foreign currencies                           (2,670,686)                 --                  --
----------------------------------------------------------------------------------------------------
                                               319,626,488               3,766         338,540,071
----------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN               497,881,833               3,766         496,784,667
----------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                     $564,404,335              $3,766        $504,089,954
====================================================================================================

(1) March 31, 2004 was the inception date of Mid Cap Value.

See Notes to Financial Statements.

------
22

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2004 AND MARCH 31, 2003 (EXCEPT AS NOTED)
-------------------------------------------------------------------------------------------------------
                                                         EQUITY INCOME                  MID CAP VALUE
-------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                              2004               2003                 2004(1)

OPERATIONS
-------------------------------------------------------------------------------------------------------
Net investment income                          $   66,522,502      $   34,031,293          $       --
---------------------------------------------
Net realized gain (loss)                          178,255,345         (86,742,952)                 --
---------------------------------------------
Change in net unrealized appreciation             319,626,488        (117,808,831)              3,766
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                         564,404,335        (170,520,490)              3,766
-------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------
From net investment income:
---------------------------------------------
  Investor Class                                  (49,739,501)        (28,852,243)                 --
---------------------------------------------
  Institutional Class                              (3,881,824)         (2,051,311)                 --
---------------------------------------------
  Advisor Class                                    (8,244,304)         (2,523,809)                 --
---------------------------------------------
  C Class                                            (476,461)           (139,021)                 --
---------------------------------------------
  R Class                                              (1,670)                  --                 --
---------------------------------------------
From net realized gains:
---------------------------------------------
  Investor Class                                  (29,995,592)        (17,093,197)                 --
---------------------------------------------
  Institutional Class                              (2,250,432)         (1,246,174)                 --
---------------------------------------------
  Advisor Class                                    (5,738,165)         (1,733,545)                 --
---------------------------------------------
  C Class                                            (477,245)           (129,993)                 --
---------------------------------------------
  R Class                                                 (40)                  --                 --
-------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions        (100,805,234)        (53,769,293)                 --
-------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------------------------------
Net increase in net assets from capital
share transactions                                943,740,565         579,060,036           1,615,069
-------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                      1,407,339,666         354,770,253           1,618,835

NET ASSETS
-------------------------------------------------------------------------------------------------------
Beginning of period                             1,524,479,543       1,169,709,290                  --
-------------------------------------------------------------------------------------------------------
End of period                                  $2,931,819,209      $1,524,479,543          $1,618,835
=======================================================================================================

Undistributed accumulated net
investment income (loss)                           $8,420,513            $(35,891)                 --
=======================================================================================================

(1) March 31, 2004 was the inception date of Mid Cap Value.

See Notes to Financial Statements.                                 (continued)

------
23

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2004 AND MARCH 31, 2003
----------------------------------------------------------------------------------------------
                                                                  SMALL CAP VALUE
----------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS                           2004                    2003

OPERATIONS
----------------------------------------------------------------------------------------------
Net investment income                             $       7,305,287           $ 4,238,703
--------------------------------------------------
Net realized gain (loss)                                158,244,596
                                                                             (106,206,454)
--------------------------------------------------
Change in net unrealized appreciation                   338,540,071          (247,914,277)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                               504,089,954          (349,882,028)
----------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------
From net investment income:
--------------------------------------------------
  Investor Class                                         (4,736,989)           (2,197,018)
--------------------------------------------------
  Institutional Class                                      (974,045)             (438,373)
--------------------------------------------------
  Advisor Class                                            (863,071)             (146,630)
--------------------------------------------------
From net realized gains:
--------------------------------------------------
  Investor Class                                                 --           (35,958,617)
--------------------------------------------------
  Institutional Class                                            --            (4,104,621)
--------------------------------------------------
  Advisor Class                                                  --            (8,177,684)
--------------------------------------------------
  C Class                                                        --              (128,344)
----------------------------------------------------------------------------------------------
Decrease in net assets from distributions                (6,574,105)          (51,151,287)
----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets
from capital share transactions                         233,438,241          (249,311,127)
----------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                   730,954,090          (650,344,442)

NET ASSETS
----------------------------------------------------------------------------------------------
Beginning of period                                     926,301,768         1,576,646,210
----------------------------------------------------------------------------------------------
End of period                                        $1,657,255,858         $ 926,301,768
==============================================================================================

Undistributed net investment income                         $50,247              $192,836
==============================================================================================

See Notes to Financial Statements.

------
24

Notes to Financial Statements

MARCH 31, 2004

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Equity Income Fund (Equity Income), Mid
Cap Value Fund (Mid Cap Value) and Small Cap Value Fund (Small Cap Value)
(collectively, the funds) are three funds in a series issued by the corporation.
The funds are diversified under the 1940 Act. Equity Income's investment objective is the production of current income; capital appreciation is a secondary objective. The fund pursues its investment objective by investing in securities of companies with a favorable income-paying history. Mid Cap Value and Small Cap Value's investment objective is long-term capital growth. The production of income is a secondary objective. Mid Cap Value seeks to achieve its investment objective by investing in stocks of mid-sized market capitalization companies that management believes to be undervalued at the time of purchase. Small Cap Value seeks to achieve its investment objective by investing in stocks of smaller market capitalization companies that management believes to be undervalued at the time of purchase. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- Equity Income is authorized to issue the Investor Class, the
Institutional Class, the Advisor Class, the C Class and the R Class. Mid Cap
Value is authorized to issue the Investor Class. Small Cap Value is authorized to issue the Investor Class, the Institutional Class, the Advisor Class and the
C Class. The C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of Equity Income's R Class commenced on
August 29, 2003. Mid Cap Value's Investor Class incepted on March 31, 2004.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.
If an event were to occur after the close of the foreign exchange on which a portfolio security principally trades, but before the net asset value per-share of the fund was determined that was likely to materially affect the net asset value of the fund, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES AND OPTIONS CONTRACTS -- The funds may enter into futures contracts and purchase put options in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts and options is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Options purchased by the funds are accounted for in the same manner as marketable portfolio securities.
The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put options.

Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

                                                                   (continued)

------
25

Notes to Financial Statements

MARCH 31, 2004

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

EQUITY-LINKED DEBT AND LINKED-EQUITY SECURITIES -- The funds may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities' appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

                                                                   (continued)

------
26

Notes to Financial Statements

MARCH 31, 2004

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on each class's pro rata share of each funds' average daily closing net assets during the previous month.

Following are the annual management fee schedules for the funds:
--------------------------------------------------------------------------------
                        EQUITY            MID CAP            SMALL CAP
                        INCOME             VALUE               VALUE
--------------------------------------------------------------------------------
Investor                 1.00%             1.00%               1.25%
--------------------------------------------------------------------------------
Institutional            0.80%              N/A                1.05%
--------------------------------------------------------------------------------
Advisor                  0.75%              N/A                1.00%
--------------------------------------------------------------------------------
C Class                  1.00%              N/A                1.25%
--------------------------------------------------------------------------------
R Class                  1.00%              N/A                 N/A
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class (the Advisor
Class plan) and a separate Master Distribution and Individual Shareholder
Services Plan for each of the C Class and R Class (collectively with the Advisor
Class Plan, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) the following annual distribution and service fees:

--------------------------------------------------------------------------------
                                          ADVISOR                       C
--------------------------------------------------------------------------------
Distribution Fee                           0.25%                      0.75%
--------------------------------------------------------------------------------
Service Fee                                0.25%                      0.25%
--------------------------------------------------------------------------------

The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed daily and paid monthly in arrears based on each class's average daily closing net assets during the previous month. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by
ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class and R Class shares. Fees incurred under the plans during the year ended March 31, 2004, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation. On March 31, 2004, ACIM
purchased 100,000 shares to seed operations of Mid Cap Value. ACIM owned approximately 61% of Mid Cap Value as of March 31, 2004.

During the year ended March 31, 2004, Equity Income and Small Cap Value invested in a money market fund for temporary purposes, which was managed by J.P. Morgan
Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P.
Morgan Chase & Co. (JPM). JPM is an equity investor in ACC. Equity Income and
Small Cap Value have a bank line of credit agreement with JPMorgan Chase Bank
(JPMCB). JPMCB is a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
March 31, 2004, were as follows:
--------------------------------------------------------------------------------
                         EQUITY INCOME     MID CAP VALUE      SMALL CAP VALUE
--------------------------------------------------------------------------------
Purchases               $2,965,644,817        $958,208        $1,587,642,855
--------------------------------------------------------------------------------
Proceeds from sales     $2,007,936,513           --           $1,378,452,245
--------------------------------------------------------------------------------

                                                                   (continued)

------
27

Notes to Financial Statements

MARCH 31, 2004

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

                                   EQUITY INCOME                 MID CAP VALUE                SMALL CAP VALUE
---------------------------------------------------------------------------------------------------------------------
                              SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31, 2004(1)
SHARES AUTHORIZED           500,000,000                    15,000,000                   300,000,000
=====================================================================================================================
Sold                        153,270,708  $1,124,269,043       161,507     $1,615,069     36,737,953     $310,869,747
----------------------------
Issued in reinvestment
of distributions              9,669,527      73,026,020            --             --        503,785        4,504,869
----------------------------
Redeemed                    (81,598,735)   (601,812,279)           --             --    (33,311,555)    (277,480,949)
---------------------------------------------------------------------------------------------------------------------
Net increase                 81,341,500  $  595,482,784       161,507     $1,615,069      3,930,183    $  37,893,667
=====================================================================================================================

YEAR ENDED MARCH 31, 2003
SHARES AUTHORIZED           400,000,000                           N/A                   500,000,000
=====================================================================================================================
Sold                        126,869,218    $844,893,488                                  49,792,237   $  390,740,182
----------------------------
Issued in reinvestment
of distributions              6,523,806      42,636,828                                   5,162,512       35,290,424
----------------------------
Redeemed                    (67,396,686)   (441,407,719)                               (102,245,090)    (749,618,497)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease)      65,996,338    $446,122,597                                 (47,290,341)   $(323,587,891
=====================================================================================================================

INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31, 2004
SHARES AUTHORIZED            50,000,000                           N/A                    50,000,000
=====================================================================================================================
Sold                         14,063,270    $103,964,067                                   8,317,379     $ 71,230,263
----------------------------
Issued in reinvestment
of distributions                710,310       5,375,991                                      98,503          884,214
----------------------------
Redeemed                     (3,906,102)    (28,792,635)                                 (3,190,831)     (26,869,610)
---------------------------------------------------------------------------------------------------------------------
Net increase                 10,867,478    $ 80,547,423                                   5,225,051     $ 45,244,867
=====================================================================================================================

YEAR ENDED MARCH 31, 2003
SHARES AUTHORIZED            35,000,000                           N/A                    50,000,000
=====================================================================================================================
Sold                         10,215,767    $ 68,080,282                                   9,080,438     $ 72,796,248
----------------------------
Issued in reinvestment
of distributions                464,724       3,042,376                                     630,987        4,316,912
----------------------------
Redeemed                     (7,108,997)    (46,593,748)                                 (7,073,336)     (51,307,724)
---------------------------------------------------------------------------------------------------------------------
Net increase                  3,571,494    $ 24,528,910                                   2,638,089     $ 25,805,436
=====================================================================================================================

ADVISOR CLASS
---------------------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31, 2004
SHARES AUTHORIZED           125,000,000                           N/A                   100,000,000
=====================================================================================================================
Sold                         48,332,802   $ 355,587,095                                  26,516,995     $224,990,870
----------------------------
Issued in reinvestment
of distributions              1,630,619      12,334,828                                      85,130          772,301
----------------------------
Redeemed                    (16,884,790)   (126,222,969)                                 (9,015,360)     (74,871,466)
---------------------------------------------------------------------------------------------------------------------
Net increase                 33,078,631   $ 241,698,954                                  17,586,765     $150,891,705
=====================================================================================================================

YEAR ENDED MARCH 31, 2003
SHARES AUTHORIZED            35,000,000                           N/A                   100,000,000
=====================================================================================================================
Sold                         21,307,401    $140,186,652                                  14,031,466     $108,771,082
----------------------------
Issued in reinvestment
of distributions                646,462       4,213,686                                   1,036,024        7,089,436
----------------------------
Redeemed                     (6,902,549)    (45,592,711)                                 (9,384,344)     (67,240,456)
---------------------------------------------------------------------------------------------------------------------
Net increase                 15,051,314    $ 98,807,627                                   5,683,146    $  48,620,062
=====================================================================================================================

(1) March 31, 2004 was the inception date of Mid Cap Value.

                                                                   (continued)

------
28

Notes to Financial Statements

MARCH 31, 2004

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

Transactions in shares of the funds were as follows:

                                  EQUITY INCOME                 MID CAP VALUE                SMALL CAP VALUE
--------------------------------------------------------------------------------------------------------------------
                             SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------------------------------------------
C CLASS
--------------------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31, 2004
SHARES AUTHORIZED           20,000,000                        N/A                       12,500,000
====================================================================================================================
Sold                         3,634,191     $26,938,054                                       4,333        $  47,526
----------------------------
Issued in reinvestment
of distributions               108,371         816,769                                          --               --
----------------------------
Redeemed                      (288,272)     (2,134,229)                                    (78,777)        (639,524)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease)      3,454,290     $25,620,594                                     (74,444)       $(591,998)
====================================================================================================================

YEAR ENDED MARCH 31, 2003
SHARES AUTHORIZED           10,000,000                        N/A                       12,500,000
====================================================================================================================
Sold                         1,617,121     $10,754,876                                      70,196        $ 457,189
----------------------------
Issued in reinvestment
of distributions                34,947         228,049                                      15,446          104,723
----------------------------
Redeemed                      (218,221)     (1,382,023)                                    (88,518)        (710,646)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease)      1,433,847     $ 9,600,902                                      (2,876)       $(148,734)
====================================================================================================================

R CLASS
--------------------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31, 2004(1)
SHARES AUTHORIZED           10,000,000                        N/A                            N/A
====================================================================================================================
Sold                            53,482        $418,526
----------------------------
Issued in reinvestment
of distributions                   221           1,710
----------------------------
Redeemed                        (3,700)        (29,426)
--------------------------------------------------------------------------------------------------------------------
Net increase                    50,003        $390,810
====================================================================================================================

(1) August 29, 2003 (commencement of sale) through March 31, 2004 for
    Equity Income.

5. AFFILIATED COMPANY TRANSACTIONS

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended March 31, 2004 follows:

--------------------------------------------------------------------------------
                     SHARE BALANCE     PURCHASE        SALES        REALIZED
FUND/COMPANY            3/31/03          COST          COST        GAIN (LOSS)
--------------------------------------------------------------------------------
EQUITY INCOME
--------------------------------------------------------------------------------
Nordson Corp.(1)        1,190,141    $10,129,897    $36,752,600    $13,914,062
================================================================================

SMALL CAP VALUE
--------------------------------------------------------------------------------
O'Charleys Inc.(1)(2)          --    $16,531,070    $16,531,070      $(886,787)
---------------------
Osteotech Inc.(1)(2)           --      7,091,840      1,375,763         45,492
--------------------------------------------------------------------------------
                                     $23,622,910    $17,906,833      $(841,295)
================================================================================

--------------------------------------------------------------------------------
                           DIVIDEND                  MARCH 31, 2004
FUND/COMPANY                INCOME          SHARE BALANCE      MARKET VALUE
--------------------------------------------------------------------------------
EQUITY INCOME
--------------------------------------------------------------------------------
Nordson Corp.(1)           $645,597             100,804         $3,776,118
================================================================================

SMALL CAP VALUE
--------------------------------------------------------------------------------
O'Charleys Inc.(1)(2)            --                 --                  --
---------------------
Osteotech Inc.(1)(2)             --             765,000         $4,934,250
--------------------------------------------------------------------------------
                                 --                             $4,934,250
================================================================================

(1) Issuer was not an affiliate at March 31, 2004.

(2) Non-income producing.

                                                                   (continued)

------
29

Notes to Financial Statements

MARCH 31, 2004

6. BANK LINE OF CREDIT

Equity Income and Small Cap Value, along with certain other funds managed by
ACIM, have a $650,000,000 unsecured bank line of credit agreement with JPMCB, which was renewed from $620,000,000 effective December 17, 2003. Equity Income and Small Cap Value may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the
Federal Funds rate plus 0.50%. Equity Income and Small Cap Value did not borrow from the line during the year ended March 31, 2004.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended March 31, 2004 and March 31, 2003 were as follows:

                                   EQUITY INCOME                MID CAP VALUE
--------------------------------------------------------------------------------
                              2004                2003               2004
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income            $92,565,875        $53,769,293              --
--------------------------------------------------------------------------------
Long-term capital gains     $8,239,359                 --              --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                               SMALL CAP VALUE
--------------------------------------------------------------------------------
                                                  2004               2003
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                                $6,574,105         $48,700,444
--------------------------------------------------------------------------------
Long-term capital gains                                --          $2,450,843
--------------------------------------------------------------------------------

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2004, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                           EQUITY INCOME    MID CAP VALUE    SMALL CAP VALUE
----------------------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE EARNINGS
AND TAX COST
----------------------------------------------------------------------------------------------
Federal tax cost of investments          $2,659,162,189       $1,958,208      $1,409,306,152
==============================================================================================
Gross tax appreciation of investments      $287,044,322           $5,118        $271,161,028
-----------------------------------------
Gross tax depreciation of investments       (19,896,183)          (1,352)        (17,939,113)
----------------------------------------------------------------------------------------------
Net tax appreciation of investments        $267,148,139           $3,766        $253,221,915
==============================================================================================
Net tax depreciation on derivatives
and translation of
assets and liabilities in
foreign currencies                                   --               --                  --
----------------------------------------------------------------------------------------------
Net tax appreciation                       $267,148,139           $3,766        $253,221,915
==============================================================================================
Undistributed ordinary income               $62,987,228               --         $55,860,768
-----------------------------------------
Accumulated long-term gains                 $18,145,186               --         $14,035,552
----------------------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales, received return of capital dividends and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

                                                                   (continued)

------
30

Notes to Financial Statements

MARCH 31, 2004

8. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

Equity Income and Small Cap Value hereby designate $75,956,598 and $6,574,105, respectively, of qualified dividend income for the fiscal year ended March 31,
2004.

During the fiscal year ended March 31, 2004, Equity Income distributed
$8,239,359, which was designated as capital gains dividends.

For corporate taxpayers, the following percentage of the ordinary income distributions paid during the fiscal year ended March 31, 2004, qualify for the corporate dividends received deduction.

--------------------------------------------------------------------------------
                                    EQUITY INCOME           SMALL CAP VALUE
--------------------------------------------------------------------------------
                                        100%                     100%
--------------------------------------------------------------------------------

------
31

Equity Income - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31
------------------------------------------------------------------------------------------------------------------
                                                                         INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------
                                                2004           2003           2002           2001           2000
PER-SHARE DATA

Net Asset Value, Beginning of Period           $6.22          $7.36          $6.47          $5.50          $5.95
------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------
  Net Investment Income(1)                      0.22           0.17           0.17           0.18           0.21
-------------------------------------------
  Net Realized and Unrealized Gain (Loss)       1.71          (1.05)          0.93           0.96           0.03
------------------------------------------------------------------------------------------------------------------
  Total From Investment Operations              1.93          (0.88)          1.10           1.14           0.24
------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------
  From Net Investment Income                   (0.19)         (0.16)         (0.17)         (0.17)         (0.21)
-------------------------------------------
  From Net Realized Gains                      (0.12)         (0.10)         (0.04)            --          (0.48)
------------------------------------------------------------------------------------------------------------------
  Total Distributions                          (0.31)         (0.26)         (0.21)         (0.17)         (0.69)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $7.84          $6.22          $7.36          $6.47          $5.50
==================================================================================================================
  TOTAL RETURN(2)                              31.30%        (12.09)%        17.35%         20.85%          3.88%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                           1.00%          1.00%          1.00%          1.00%          1.00%
-------------------------------------------
Ratio of Net Investment Income
to Average Net Assets                           2.95%          2.60%          2.49%          3.02%          3.41%
-------------------------------------------
Portfolio Turnover Rate                           91%           120%           139%           169%           141%
-------------------------------------------
Net Assets, End of Period
(in thousands)                             $2,248,158     $1,277,478     $1,025,143       $467,425       $282,692
------------------------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
32

Equity Income - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31
------------------------------------------------------------------------------------------------------------------
                                                                     INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------
                                              2004           2003           2002           2001           2000
PER-SHARE DATA

Net Asset Value, Beginning of Period         $6.23          $7.36          $6.47          $5.50           $5.95
------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------
  Net Investment Income(1)                    0.24           0.19           0.19           0.20            0.22
--------------------------------------------
  Net Realized and Unrealized Gain (Loss)     1.71          (1.04)          0.92           0.95            0.03
------------------------------------------------------------------------------------------------------------------
  Total From Investment Operations            1.95          (0.85)          1.11           1.15            0.25
------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------
  From Net Investment Income                 (0.21)         (0.18)         (0.18)         (0.18)          (0.22)
--------------------------------------------
  From Net Realized Gains                    (0.12)         (0.10)         (0.04)            --           (0.48)
------------------------------------------------------------------------------------------------------------------
  Total Distributions                        (0.33)         (0.28)         (0.22)         (0.18)          (0.70)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $7.85          $6.23          $7.36          $6.47           $5.50
==================================================================================================================
  TOTAL RETURN(2)                            31.51%        (11.77)%        17.40%         21.26%           4.09%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                         0.80%           0.80%         0.80%          0.80%           0.80%
--------------------------------------------
Ratio of Net Investment Income
to Average Net Assets                         3.15%           2.80%         2.69%          3.22%           3.61%
--------------------------------------------
Portfolio Turnover Rate                         91%            120%          139%           169%            141%
--------------------------------------------
Net Assets, End of Period (in thousands)   $183,330         $77,837       $65,738        $19,130         $13,716
------------------------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.  The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
33

Equity Income - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31
------------------------------------------------------------------------------------------------------------------
                                                                       ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------
                                              2004           2003           2002           2001           2000
PER-SHARE DATA

Net Asset Value, Beginning of Period         $6.22          $7.36          $6.47          $5.50           $5.95
------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------
  Net Investment Income(1)                    0.20           0.16           0.16           0.17            0.20
-------------------------------------------
  Net Realized and Unrealized Gain (Loss)     1.72          (1.05)          0.92           0.96            0.02
------------------------------------------------------------------------------------------------------------------
  Total From Investment Operations            1.92          (0.89)          1.08           1.13            0.22
------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------
  From Net Investment Income                 (0.18)         (0.15)         (0.15)         (0.16)          (0.19)
-------------------------------------------
  From Net Realized Gains                    (0.12)         (0.10)         (0.04)            --           (0.48)
------------------------------------------------------------------------------------------------------------------
  Total Distributions                        (0.30)         (0.25)         (0.19)         (0.16)          (0.67)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $7.84          $6.22          $7.36          $6.47           $5.50
==================================================================================================================
  TOTAL RETURN(2)                            30.97%        (12.30)%        17.05%         20.55%           3.61%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                         1.25%           1.25%         1.25%          1.25%           1.25%
-------------------------------------------
Ratio of Net Investment Income
to Average Net Assets                         2.70%           2.35%         2.24%          2.77%           3.16%
-------------------------------------------
Portfolio Turnover Rate                         91%            120%          139%           169%            141%
-------------------------------------------
Net Assets, End of Period (in thousands)   $457,360        $156,911       $74,868        $27,887         $20,281
------------------------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
34

Equity Income - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)
----------------------------------------------------------------------------------------------
                                                                     C CLASS
----------------------------------------------------------------------------------------------
                                                        2004           2003          2002(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                   $6.21          $7.36           $6.89
----------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------------------
  Net Investment Income(2)                              0.15           0.11            0.07
------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)               1.73          (1.06)           0.50
----------------------------------------------------------------------------------------------
  Total From Investment Operations                      1.88          (0.95)           0.57
----------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------
  From Net Investment Income                           (0.12)         (0.10)          (0.06)
------------------------------------------------------
  From Net Realized Gains                              (0.12)         (0.10)          (0.04)
----------------------------------------------------------------------------------------------
  Total Distributions                                  (0.24)         (0.20)          (0.10)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $7.85          $6.21           $7.36
==============================================================================================
  TOTAL RETURN(3)                                      30.37%        (13.08)%          8.45%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets       2.00%           2.00%       2.00%(4)
------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets    1.95%           1.60%       1.36%(4)
------------------------------------------------------
Portfolio Turnover Rate                                   91%            120%        139%(5)
------------------------------------------------------
Net Assets, End of Period (in thousands)              $42,579         $12,254         $3,960
----------------------------------------------------------------------------------------------

(1) July 13, 2001 (commencement of sale) through March 31, 2002.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended March 31, 2002.

See Notes to Financial Statements.

------
35

Equity Income - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                      R CLASS
--------------------------------------------------------------------------------
                                                                      2004(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                  $7.22
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------------------------------
  Net Investment Income(2)                                             0.11
-----------------------------------------------------------------
  Net Realized and Unrealized Gain                                     0.76
--------------------------------------------------------------------------------
  Total From Investment Operations                                     0.87
--------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------
  From Net Investment Income                                          (0.13)
-----------------------------------------------------------------
  From Net Realized Gains                                             (0.12)
--------------------------------------------------------------------------------
  Total Distributions                                                 (0.25)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $7.84
================================================================================
  TOTAL RETURN(3)                                                     12.19%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                   1.50%(4)
-----------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                2.44%(4)
-----------------------------------------------------------------
Portfolio Turnover Rate                                               91%(5)
-----------------------------------------------------------------
Net Assets, End of Period (in thousands)                                $392
--------------------------------------------------------------------------------

(1) August 29, 2003 (commencement of sale) through March 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended March 31, 2004.

See Notes to Financial Statements.

------
36

Mid Cap Value - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                 INVESTOR CLASS
--------------------------------------------------------------------------------
                                                                      2004(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                 $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------------------------------
  Net Investment Income                                                  --(2)
-----------------------------------------------------------------
  Net Realized and Unrealized Gain                                     0.02
--------------------------------------------------------------------------------
  Total From Investment Operations                                     0.02
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $10.02
================================================================================
  TOTAL RETURN(3)                                                      0.20%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                   1.00%(4)
-----------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                0.00%(4)
-----------------------------------------------------------------
Portfolio Turnover Rate                                                   0%
-----------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $1,619
--------------------------------------------------------------------------------

(1) For the one day period ended March 31, 2004 (inception date).

(2) Per-share amount was less than $0.005.

(3) Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements.

------
37

Small Cap Value - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31
----------------------------------------------------------------------------------------------------------------
                                                                        INVESTOR CLASS
----------------------------------------------------------------------------------------------------------------
                                                2004           2003           2002           2001         2000
PER-SHARE DATA

Net Asset Value, Beginning of Period           $6.44          $8.62          $6.60          $5.04        $4.73
----------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------
  Net Investment Income(1)                      0.05           0.03           0.02           0.07         0.05
-------------------------------------------
  Net Realized and Unrealized Gain (Loss)       3.26          (1.87)          2.20           1.74         0.60
----------------------------------------------------------------------------------------------------------------
  Total From Investment Operations              3.31          (1.84)          2.22           1.81         0.65
----------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------
  From Net Investment Income                   (0.04)         (0.02)         (0.02)         (0.05)       (0.06)
-------------------------------------------
  From Net Realized Gains                         --          (0.32)         (0.18)         (0.20)       (0.28)
----------------------------------------------------------------------------------------------------------------
  Total Distributions                          (0.04)         (0.34)         (0.20)         (0.25)       (0.34)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $9.71          $6.44          $8.62          $6.60        $5.04
================================================================================================================
  TOTAL RETURN(2)                              51.53%        (21.55)%        33.97%         36.51%       14.37%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                           1.26%           1.25%         1.25%          1.25%        1.25%
-------------------------------------------
Ratio of Net Investment Income
to Average Net Assets                           0.59%           0.37%         0.27%          1.10%        1.04%
-------------------------------------------
Portfolio Turnover Rate                          110%            104%           73%           144%         178%
-------------------------------------------
Net Assets, End of Period (in thousands)   $1,050,500        $670,755    $1,305,952       $225,517      $17,690
----------------------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
38

Small Cap Value - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31
------------------------------------------------------------------------------------------------------------------
                                                                    INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------
                                              2004           2003           2002           2001           2000
PER-SHARE DATA

Net Asset Value, Beginning of Period         $6.45          $8.63          $6.61          $5.04           $4.74
------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------
  Net Investment Income(1)                    0.07           0.04           0.03           0.07            0.07
--------------------------------------------
  Net Realized and Unrealized Gain (Loss)     3.26          (1.87)          2.20           1.76            0.58
------------------------------------------------------------------------------------------------------------------
  Total From Investment Operations            3.33          (1.83)          2.23           1.83            0.65
------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------
  From Net Investment Income                 (0.06)         (0.03)         (0.03)         (0.06)          (0.07)
--------------------------------------------
  From Net Realized Gains                       --          (0.32)         (0.18)         (0.20)          (0.28)
------------------------------------------------------------------------------------------------------------------
  Total Distributions                        (0.06)         (0.35)         (0.21)         (0.26)          (0.35)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $9.72          $6.45          $8.63          $6.61           $5.04
==================================================================================================================
  TOTAL RETURN(2)                            51.75%        (21.38)%        34.11%         36.99%          14.39%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                         1.06%           1.05%         1.05%          1.05%           1.05%
--------------------------------------------
Ratio of Net Investment Income
to Average Net Assets                         0.79%           0.57%         0.47%          1.30%           1.24%
--------------------------------------------
Portfolio Turnover Rate                        110%            104%           73%           144%            178%
-------------------------------------------
Net Assets, End of Period (in thousands)   $170,784         $79,546       $83,712         $8,593          $2,359
------------------------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
39

Small Cap Value - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)
------------------------------------------------------------------------------------------------------------------
                                                                        ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------
                                              2004           2003           2002           2001          2000(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period         $6.43          $8.62          $6.60          $5.04           $4.73
------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------
  Net Investment Income(2)                    0.03           0.01             --(3)        0.05            0.03
-------------------------------------------
  Net Realized and Unrealized Gain (Loss)     3.27          (1.87)          2.21           1.75            0.29
------------------------------------------------------------------------------------------------------------------
  Total From Investment Operations            3.30          (1.86)          2.21           1.80            0.32
------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------
  From Net Investment Income                 (0.02)         (0.01)         (0.01)         (0.04)          (0.01)
-------------------------------------------
  From Net Realized Gains                       --          (0.32)         (0.18)         (0.20)             --
------------------------------------------------------------------------------------------------------------------
  Total Distributions                        (0.02)         (0.33)         (0.19)         (0.24)          (0.01)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $9.71          $6.43          $8.62          $6.60           $5.04
==================================================================================================================
  TOTAL RETURN(4)                            51.38%        (21.85)%        33.74%         36.18%           6.86%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                         1.51%           1.50%         1.50%          1.50%        1.50%(5)
-------------------------------------------
Ratio of Net Investment Income
to Average Net Assets                         0.34%           0.12%         0.02%          0.85%        2.21%(5)
-------------------------------------------
Portfolio Turnover Rate                        110%            104%           73%           144%         178%(6)
-------------------------------------------
Net Assets, End of Period
(in thousands)                             $432,261        $173,064      $182,986        $20,600             $91
------------------------------------------------------------------------------------------------------------------

(1) December 31, 1999 (commencement of sale) through March 31, 2000.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount is less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended March 31, 2000.

See Notes to Financial Statements.

------
40

Small Cap Value - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)
---------------------------------------------------------------------------------------------
                                                                   C CLASS
---------------------------------------------------------------------------------------------
                                                     2004           2003          2002(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                 $6.35          $8.59           $7.57
---------------------------------------------------------------------------------------------
Income From Investment Operations
----------------------------------------------------
  Net Investment Loss(2)                             (0.03)         (0.04)          (0.05)
----------------------------------------------------
  Net Realized and Unrealized Gain (Loss)             3.25          (1.88)           1.23
---------------------------------------------------------------------------------------------
  Total From Investment Operations                    3.22          (1.92)           1.18
---------------------------------------------------------------------------------------------
Distributions
----------------------------------------------------
  From Net Investment Income                            --             --              --(3)
----------------------------------------------------
  From Net Realized Gains                               --          (0.32)          (0.16)
---------------------------------------------------------------------------------------------
  Total Distributions                                   --          (0.32)          (0.16)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $9.57          $6.35           $8.59
=============================================================================================
  TOTAL RETURN(4)                                    50.71%        (22.58)%         15.80%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets     2.26%           2.25%       2.25%(5)
----------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets  (0.41)%         (0.63)%     (0.78)%(5)
----------------------------------------------------
Portfolio Turnover Rate                                110%            104%         73%(6)
----------------------------------------------------
Net Assets, End of Period (in thousands)             $3,711          $2,936         $3,997
---------------------------------------------------------------------------------------------

(1) June 1, 2001 (commencement of sale) through March 31, 2002.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended March 31, 2002.

See Notes to Financial Statements.

------
41

Independent Auditors' Report

The Board of Directors and Shareholders
American Century Capital Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Equity Income Fund, Mid Cap Value Fund, and
Small Cap Value Fund, (collectively, the "Funds"), three of the funds comprising
American Century Capital Portfolios, Inc., as of March 31, 2004, and the related statements of operations for the year then ended (for March 31, 2004 for Mid Cap
Value Fund), the statements of changes in net assets for each of the two years in the period then ended (for March 31, 2004 for Mid Cap Value Fund), and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of
Equity Income Fund, Mid Cap Value Fund, and Small Cap Value Fund as of March 31,
2004, the results of their operations for the year then ended (for March 31,
2004 for Mid Cap Value Fund), the changes in their net assets for each of the two years in the period then ended (for March 31, 2004 for Mid Cap Value Fund), and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 11, 2004

------
42

Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
75, although the remaining independent directors may temporarily waive this requirement on a case-by-case basis. Those listed as interested directors are
"interested" primarily by virtue of their engagement as officers of American
Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM);
the fund's principal underwriter, American Century Investment Services, Inc.
(ACIS); and the fund's transfer agent, American Century Services Corporation
(ACSC).

The other directors (more than three-fourths of the total number) are independent; that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACSC. The directors serve in this capacity for five registered investment companies in the American Century family of funds.

All persons named as officers of the funds also serve in a similar capacity for the other 12 investment companies advised by ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN (64), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 23

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (71), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director Emeritus(1)

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (59), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
--------------------------------------------------------------------------------

(1) Dr. Robert Doering resigned as full-time director, effective November 5,
    2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

                                                                   (continued)

------
43

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
D.D. (DEL) HOCK (69), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
and J.D. Edwards & Company
--------------------------------------------------------------------------------
DONALD H. PRATT (66), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company and
Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS (60), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (58), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 9

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Chief
Integration Officer, Sprint Corporation (September 2003 to present); Senior Vice
President - Financial Services, Sprint Corporation (January 2003 to September
2003); Senior Vice President, Finance - Global Markets Group, Sprint Corporation
(November 1998 to January 2003)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (42), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR. (80),(1) 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 45

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACSC and other ACC subsidiaries; Director, ACIM,
ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III (45),(1) 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 13

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Chief Executive Officer, ACC (June 1996 to September 2000); Director,
ACC, ACIM, ACSC and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                   (continued)

------
44

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS (48), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); President, ACIS (July
2003 to present); Chief Operating Officer, ACC (June 1996 to September 2000);
Also serves as: Executive Vice President, ACSC and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON (58), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); President, ACSC (January 1999 to present); Executive Vice President, ACC
(May 1995 to present); Also serves as: Executive Vice President and Chief
Financial Officer, ACIM, ACIS and other ACC subsidiaries; and Treasurer, ACIM
--------------------------------------------------------------------------------
MARYANNE ROEPKE (48), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President (April 1998
to present) and  Assistant Treasurer (September 1985 to present), ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (45), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC and other  ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC and other ACC subsidiaries (June 1998 to present)
--------------------------------------------------------------------------------
ROBERT LEACH (37), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL (36), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to December 2003); Treasurer, American
Century Ventures, Inc. (December 1999 to January 2001)
--------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge upon request by calling 1-800-345-2021.

------
45

Share Class Information

Five classes of shares are authorized for sale by Equity Income: Investor Class,
Institutional Class, Advisor Class, C Class, and R Class. One class of shares is authorized for sale by Mid Cap Value: Investor Class. Four classes of shares are authorized by Small Cap Value: Investor Class, Institutional Class, Advisor
Class, and C Class. The total expense ratios of Advisor, C, and R Class shares are higher than that of Investor Class shares. The total expense ratio of
Institutional Class shares is lower.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any  commissions or other fees; or 2) through a broker-dealer, which may require payment of a transaction fee to the broker.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of
Institutional Class shares is 0.20% less than the total expense ratio of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. C Class shares also are subject to a Rule 12b-1 service and distribution fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. R Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------
46

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of  estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax  payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' manager, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the manager uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on
American Century's Web site at americancentury.com and on the Securities and
Exchange Commission's Web site at sec.gov.

------
47

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The LIPPER EQUITY INCOME INDEX is an equally-weighted index of, typically, the
30 largest equity income mutual funds that purchase securities of companies of all market capitalizations.

The NASDAQ COMPOSITE INDEX is a market-value weighted index of all domestic and international common stocks listed on the Nasdaq stock market.

The S&P 500 INDEX is a market-value weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average  of 30 actively traded blue chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

The RUSSELL 3000 INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 3,000 largest publicly traded U.S. companies.

The RUSSELL MIDCAP INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The S&P SMALLCAP 600 INDEX, a capitalization-weighted index consisting of 600 domestic stocks, measures the small company segment of the U.S. market. The S&P
SMALLCAP 600/BARRA VALUE INDEX is a capitalization-weighted index consisting of
S&P SmallCap 600 stocks with lower price-to-book ratios that are slower growing or undervalued.

------
48

[inside back cover - blank]

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                                   PRSRT STD
P.O. Box 419200                                            U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                 AMERICAN CENTURY
                                                               COMPANIES

The American Century logo, American Century and
American Century Investments are service marks
of American Century Services Corporation.

0405                                American Century Investment Services, Inc.
SH-ANN-38154S                    (c)2004 American Century Services Corporation

MARCH 31, 2004

American Century Investments
Annual Report

[graphic of market line chart]
[graphic of starfish]
[graphic of side-by-side bridges]

Value Fund
Large Company Value Fund

[american century logo and text logo]

Our Message to You.......................................................   1

VALUE

LARGE COMPANY VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, JR.

                JAMES E. STOWERS III
              WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the annual report for the Value and Large
Company Value funds for the year ended March 31, 2004.

The report includes comparative performance figures, portfolio and market commentary, summary tables, a full list of portfolio holdings, and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Also, through our Web site, americancentury.com, we provide quarterly commentaries on all American Century portfolios, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.

Your next shareholder report for these funds will be the semiannual report dated
September 30, 2004, available in approximately six months.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

      /s/James E. Stowers, Jr.
      James E. Stowers, Jr.
      FOUNDER AND CHAIRMAN

      /s/James E. Stowers III
      James E. Stowers III
      CO-CHAIRMAN OF THE BOARD

------
1

Value - Performance

TOTAL RETURNS AS OF MARCH 31, 2004
                                   --------------------------------
                                        AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                           SINCE    INCEPTION
                           1 YEAR   5 YEARS   10 YEARS   INCEPTION     DATE
--------------------------------------------------------------------------------
INVESTOR CLASS             40.66%    9.96%     13.57%     12.87%      9/1/93
--------------------------------------------------------------------------------
LIPPER MULTI-CAP
VALUE INDEX                42.99%    5.68%     11.35%     10.61%(1)     --
--------------------------------------------------------------------------------
S&P 500 INDEX              35.12%   -1.20%     11.68%     10.76%(1)     --
--------------------------------------------------------------------------------
Institutional Class        40.93%   10.14%       --        8.46%     7/31/97
--------------------------------------------------------------------------------
Advisor Class              40.56%    9.70%       --       10.79%     10/2/96
--------------------------------------------------------------------------------
A Class                                                              1/31/03
   No sales charge*        40.55%     --         --       30.96%
   With sales charge*      32.51%     --         --       24.49%
--------------------------------------------------------------------------------
B Class                                                              1/31/03
   No sales charge*        39.51%     --         --       30.23%
   With sales charge*      35.51%     --         --       26.92%
--------------------------------------------------------------------------------
C Class                    39.73%     --         --        5.89%      6/4/01
--------------------------------------------------------------------------------

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. (A Class shares have an initial sales charge and CDSC; B and C Class shares have CDSCs. Please see the Share Class
 Information pages for more about the applicable sales charges for each share class.) The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Since 8/31/93, the date nearest the Investor Class's inception for which data are available.

                                                                    (continued)

------
2

Value - Performance

GROWTH OF $10,000 OVER 10 YEARS
$10,000 investment made March 31, 1994

ONE-YEAR RETURNS OVER 10 YEARS
Periods ended March 31
---------------------------------------------------------------------------------------------------
                   1995    1996    1997    1998    1999    2000     2001    2002     2003    2004
---------------------------------------------------------------------------------------------------
Investor Class    18.56%  27.94%  16.03%  39.94%  -9.88%   1.42%   19.20%  17.96%  -19.85%  40.66%
---------------------------------------------------------------------------------------------------
Lipper Multi-Cap
Value Index       11.22%  28.30%  16.29%  39.07%  -3.71%   5.42%    6.54%   6.47%  -22.91%  42.99%
---------------------------------------------------------------------------------------------------
S&P 500 Index     15.57%  32.10%  19.83%  48.00%  18.46%  17.94%  -21.68%   0.24%  -24.76%  35.12%
---------------------------------------------------------------------------------------------------

The charts on the performance pages give historical return data for the fund.
Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Unless otherwise indicated, the charts are based on Investor Class shares; performance for other classes will vary due to differences in fee structures (see the Total Returns table on the previous page). Past performance does not guarantee future results.
None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

------
3

Value - Portfolio Commentary

[photo of Phil Davidson and Scott Moore]

A PORTFOLIO COMMENTARY FROM PHIL DAVIDSON AND SCOTT MOORE, PORTFOLIO MANAGERS
ON THE VALUE INVESTMENT TEAM.

PERFORMANCE SUMMARY

Value gained 40.66%* during the 12 months ended March 31, 2004, compared to a
42.99% gain recorded by its benchmark, the Lipper Multi-Cap Value Index.

Value's long-term performance against its benchmark index has been strong--from the fund's inception on September 1, 1993, it has produced an average annual total return of 12.87%, significantly ahead of the 10.61%** average annual return posted by the Lipper Multi-Cap Value Index for the same period.

A TURN FOR THE BETTER

The stock market staged an impressive rally during the period covered by this report. After stumbling in early 2003, stocks began to rebound in mid-March, officially marking the end of a protracted three-year bear market, and maintained their positive momentum throughout 2003.

The stock market's recovery mirrored that of the U.S. economy. Low interest rates, tame inflation and strong profit growth boosted economic activity, and in the third quarter of 2003, the economy recorded its strongest growth rate in nearly two decades. Yet progress slowed somewhat in early 2004. Speculation about higher interest rates, rising energy prices and growing terrorism concerns restrained equities, which erased some of their earlier gains as the period drew to a close.

Despite the market's downward trend toward the end of the period, all of the broad stock indices posted healthy gains. The Nasdaq Composite led the pack, gaining 49.38% for the year, while the S&P 500 and Dow Industrials indices posted returns of 35.12% and 32.55%, respectively. In this environment, value-oriented firms--the focus of this portfolio--generally fared better than their growth counterparts, with small- and mid-sized companies recording the strongest gains.

TOP TEN HOLDINGS AS OF MARCH 31, 2004
--------------------------------------------------------------------------------
                                        % OF FUND             % OF FUND
                                       INVESTMENTS           INVESTMENTS
                                          AS OF                 AS OF
                                         3/31/04               9/30/03
--------------------------------------------------------------------------------
Standard and Poor's 500
Depositary Receipt                        4.9%                  4.8%
--------------------------------------------------------------------------------
SunTrust Banks, Inc.                      4.0%                  3.8%
--------------------------------------------------------------------------------
Royal Dutch Petroleum
Co. New York Shares                       3.5%                  2.2%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                         3.0%                  3.8%
--------------------------------------------------------------------------------
Union Pacific Corp.                       3.0%                  1.9%
--------------------------------------------------------------------------------
BP plc ADR                                2.7%                  3.0%
--------------------------------------------------------------------------------
Kimberly-Clark Corp.                      2.5%                  3.9%
--------------------------------------------------------------------------------
MetLife, Inc.                             2.5%                  1.6%
--------------------------------------------------------------------------------
Martin Marietta
Materials, Inc.                           2.3%                  2.3%
--------------------------------------------------------------------------------
Freddie Mac                               2.2%                  3.3%
--------------------------------------------------------------------------------

* All fund returns referenced in this commentary are for Investor Class shares.
**From 8/31/93, the date nearest the Investor Class's inception for which data
  are available.                                                    (continued)

------
4

Value - Portfolio Commentary

STRENGTH ACROSS SECTORS, INDUSTRIES

Financial stocks proved to be a rich source of absolute performance. Selected holdings we discussed in our semiannual report that continued to perform well included T. Rowe Price and A.G. Edwards, which benefited from investors'
increased participation in the stock market. Our investment process also led us to several top-performing insurance companies and banks whose businesses were similarly boosted by positive economic conditions during the period. Noteworthy names included Allstate Corp., SunTrust Banks and financial services firm
Marshall & Isley.

Materials and industrials holdings also helped. Standout performers in these arenas included chemicals and adhesives maker Martin Marietta Materials, Value's top contributor for the year, and Rockwell Collins, which benefited from an improving commercial aviation outlook. Meanwhile, Emerson Electric, a global supplier of electronic products and systems, continued to flourish in the positive economic environment.

Continued economic progress and strong consumer sentiment lifted household products giant Kimberly-Clark Corp., whose success was linked to higher sales volumes as well as a growing market share in the disposable diapers arena.

Higher energy prices boosted firms in the oil & gas industry, many of which enjoyed a marked run up in response to rising demand in the United States and growing concerns that violence in Iraq could disrupt Middle Eastern oil shipments. The greatest performance in this group was delivered by oil & gas firms BP plc and Exxon Mobil.

FEW DETRACTORS

Few holdings detracted from absolute performance during the period. Two that did, however, hailed from the auto components industry. Superior Industries
International struggled due to pricing and margin pressures resulting from overcapacity and a slowdown in auto production, while aluminum wheel maker TRW
Automotive's progress was restrained due to costs associated with a restructuring. However, we believe both firm's problems are transitory and are maintaining our stake in each firm.

Looking ahead, we will continue to adhere to our discipline of buying fundamentally sound businesses that have transitory issues affecting the price of their stock.

TOP FIVE INDUSTRIES* AS OF MARCH 31, 2004
--------------------------------------------------------------------------------
                                       % OF FUND             % OF FUND
                                      INVESTMENTS           INVESTMENTS
                                         AS OF                 AS OF
                                        3/31/04               9/30/03
--------------------------------------------------------------------------------
Insurance                                10.0%                  5.2%
--------------------------------------------------------------------------------
Oil & Gas                                 9.3%                  8.9%
--------------------------------------------------------------------------------
Commercial Banks                          7.9%                  6.1%
--------------------------------------------------------------------------------
Pharmaceuticals                           5.1%                  4.4%
--------------------------------------------------------------------------------
Food Products                             4.5%                  5.9%
--------------------------------------------------------------------------------

*Excludes securities in the Diversified category. These securities represent investments in diversified pools of underlying securities in multiple industry categories.

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         AS OF                 AS OF
                                        3/31/04               9/30/03
--------------------------------------------------------------------------------
Common Stocks                            98.7%                 96.7%
--------------------------------------------------------------------------------
Temporary Cash
Investments                               1.3%                  3.3%
--------------------------------------------------------------------------------

------
5

Value - Schedule of Investments

MARCH 31, 2004

Shares                                                                 Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 98.7%

AEROSPACE & DEFENSE -- 4.5%
--------------------------------------------------------------------------------
    1,394,200   Honeywell International Inc.                     $   47,193,670
--------------------------------------------------------------------------------
      472,900   Lockheed Martin Corp.                                21,583,156
--------------------------------------------------------------------------------
    1,603,600   Raytheon Company                                     50,256,824
--------------------------------------------------------------------------------
      228,600   Rockwell Collins                                      7,226,046
--------------------------------------------------------------------------------
                                                                    126,259,696
--------------------------------------------------------------------------------

AUTO COMPONENTS -- 1.5%
--------------------------------------------------------------------------------
      581,900   Superior Industries
                International, Inc.(1)                               20,622,536
--------------------------------------------------------------------------------
      951,800   TRW Automotive
                Holdings Corp.(2)                                    20,720,686
--------------------------------------------------------------------------------
                                                                     41,343,222
--------------------------------------------------------------------------------

AUTOMOBILES -- 1.0%
--------------------------------------------------------------------------------
      753,700   Toyota Motor Corp. ORD                               28,013,756
--------------------------------------------------------------------------------

BEVERAGES -- 1.5%
--------------------------------------------------------------------------------
      677,700   Anheuser-Busch
                Companies, Inc.                                      34,562,700
--------------------------------------------------------------------------------
      298,300   Coca-Cola Enterprises                                 7,209,911
--------------------------------------------------------------------------------
                                                                     41,772,611
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 1.7%
--------------------------------------------------------------------------------
    1,184,100   Edwards (A.G.), Inc.                                 46,321,992
--------------------------------------------------------------------------------

CHEMICALS -- 2.9%
--------------------------------------------------------------------------------
      467,142   Air Products &
                Chemicals, Inc.                                      23,413,157
--------------------------------------------------------------------------------
      753,500   Ecolab Inc.                                          21,497,355
--------------------------------------------------------------------------------
      534,660   International Flavors &
                Fragrances Inc.                                      18,980,430
--------------------------------------------------------------------------------
      178,188   Minerals Technologies Inc.                           10,174,535
--------------------------------------------------------------------------------
      198,033   Rohm and Haas Co.                                     7,889,635
--------------------------------------------------------------------------------
                                                                     81,955,112
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 7.9%
--------------------------------------------------------------------------------
      696,700   Bank of America Corp.                                56,418,766
--------------------------------------------------------------------------------
      181,850   BB&T Corporation                                      6,419,305
--------------------------------------------------------------------------------
      474,700   Marshall & Ilsley Corp.                              17,948,407
--------------------------------------------------------------------------------
    1,621,903   SunTrust Banks, Inc.                                113,062,858
--------------------------------------------------------------------------------
      493,000   Zions Bancorporation                                 28,199,600
--------------------------------------------------------------------------------
                                                                    222,048,936
--------------------------------------------------------------------------------

COMMERCIAL SERVICES
& SUPPLIES -- 0.9%
--------------------------------------------------------------------------------
      112,900   Avery Dennison Corp.                                  7,023,509
--------------------------------------------------------------------------------
      610,850   Waste Management, Inc.(1)                            18,435,453
--------------------------------------------------------------------------------
                                                                     25,458,962
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 0.5%
--------------------------------------------------------------------------------
      713,400   Nokia Oyj ADR                                        14,467,752
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 0.5%
--------------------------------------------------------------------------------
      920,600   Seagate Technology                                   14,849,278
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

CONSTRUCTION &
ENGINEERING -- 0.4%
--------------------------------------------------------------------------------
      275,495   Fluor Corp.                                      $   10,658,902
--------------------------------------------------------------------------------

CONSTRUCTION MATERIALS -- 2.3%
--------------------------------------------------------------------------------
    1,397,580   Martin Marietta Materials, Inc.                      64,512,293
--------------------------------------------------------------------------------

DISTRIBUTORS -- 0.6%
--------------------------------------------------------------------------------
      527,400   Genuine Parts Company                                17,256,528
--------------------------------------------------------------------------------

DIVERSIFIED -- 4.9%
--------------------------------------------------------------------------------
    1,215,500   Standard and Poor's 500
                Depositary Receipt                                  137,315,035
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION
SERVICES -- 4.1%
--------------------------------------------------------------------------------
      718,134   CenturyTel Inc.                                      19,741,504
--------------------------------------------------------------------------------
      510,825   Commonwealth Telephone
                Enterprise Inc.(1)(2)                                20,948,933
--------------------------------------------------------------------------------
      674,492   SBC Communications Inc.                              16,552,034
--------------------------------------------------------------------------------
    1,567,900   Verizon Communications                               57,291,066
--------------------------------------------------------------------------------
                                                                    114,533,537
--------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 3.3%
--------------------------------------------------------------------------------
      635,737   Ameren Corp.                                         29,301,118
--------------------------------------------------------------------------------
      708,940   FPL Group, Inc.                                      47,392,639
--------------------------------------------------------------------------------
      480,800   Wisconsin Energy Corp.                               15,457,720
--------------------------------------------------------------------------------
                                                                     92,151,477
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 2.6%
--------------------------------------------------------------------------------
      873,500   Emerson Electric Co.                                 52,340,120
--------------------------------------------------------------------------------
      904,704   Thomas & Betts Corp.                                 19,740,641
--------------------------------------------------------------------------------
                                                                     72,080,761
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT
& INSTRUMENTS -- 1.3%
--------------------------------------------------------------------------------
      899,898   AVX Corp.(1)                                         14,839,318
--------------------------------------------------------------------------------
      584,391   Littelfuse, Inc.(2)                                  21,739,345
--------------------------------------------------------------------------------
                                                                     36,578,663
--------------------------------------------------------------------------------

FOOD PRODUCTS -- 4.5%
--------------------------------------------------------------------------------
    1,008,400   Campbell Soup Company                                27,499,068
--------------------------------------------------------------------------------
      369,200   Kellogg Co.                                          14,487,408
--------------------------------------------------------------------------------
    1,852,500   Kraft Foods Inc.                                     59,298,525
--------------------------------------------------------------------------------
      366,400   Unilever N.V.
                New York Shares                                      25,442,816
--------------------------------------------------------------------------------
                                                                    126,727,817
--------------------------------------------------------------------------------

GAS UTILITIES -- 2.9%
--------------------------------------------------------------------------------
    1,529,054   AGL Resources Inc.                                   44,373,147
--------------------------------------------------------------------------------
    1,242,000   WGL Holdings Inc.(1)                                 37,384,200
--------------------------------------------------------------------------------
                                                                     81,757,347
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT
& SUPPLIES -- 1.0%
--------------------------------------------------------------------------------
      517,616   Beckman Coulter Inc.                                 28,230,777
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
6

Value - Schedule of Investments

MARCH 31, 2004

Shares                                                                 Value
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS
& SERVICES -- 0.9%
--------------------------------------------------------------------------------
      423,000   HCA Inc.                                         $   17,182,260
--------------------------------------------------------------------------------
      204,563   Universal Health
                Services, Inc. Cl B                                   9,424,217
--------------------------------------------------------------------------------
                                                                     26,606,477
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS
& LEISURE -- 0.9%
--------------------------------------------------------------------------------
      325,341   Brinker International, Inc.(2)                       12,340,185
--------------------------------------------------------------------------------
      297,441   Darden Restaurants, Inc.                              7,373,562
--------------------------------------------------------------------------------
      196,620   Speedway Motorsports Inc.(1)                          5,959,552
--------------------------------------------------------------------------------
                                                                     25,673,299
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 0.5%
--------------------------------------------------------------------------------
      638,600   Newell Rubbermaid Inc.                               14,815,520
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 3.5%
--------------------------------------------------------------------------------
      568,200   Clorox Company                                       27,790,662
--------------------------------------------------------------------------------
    1,114,900   Kimberly-Clark Corp.                                 70,350,190
--------------------------------------------------------------------------------
                                                                     98,140,852
--------------------------------------------------------------------------------

INSURANCE -- 10.0%
--------------------------------------------------------------------------------
      778,000   Allstate Corp.                                       35,367,880
--------------------------------------------------------------------------------
      605,600   American International
                Group, Inc.                                          43,209,560
--------------------------------------------------------------------------------
          233   Berkshire Hathaway Inc. Cl A(2)                      21,738,900
--------------------------------------------------------------------------------
      669,700   Chubb Corp.                                          46,570,938
--------------------------------------------------------------------------------
      904,000   Horace Mann Educators Corp.(1)                       14,210,880
--------------------------------------------------------------------------------
    1,070,000   Marsh & McLennan
                Companies, Inc.                                      49,541,000
--------------------------------------------------------------------------------
    1,965,438   MetLife, Inc.                                        70,126,827
--------------------------------------------------------------------------------
                                                                    280,765,985
--------------------------------------------------------------------------------

IT SERVICES -- 2.3%
--------------------------------------------------------------------------------
      740,600   Accenture Ltd. Cl A(2)                               18,366,880
--------------------------------------------------------------------------------
    1,294,294   BISYS Group Inc. (The)(1)(2)                         21,692,367
--------------------------------------------------------------------------------
      532,900   DST Systems, Inc.(2)                                 24,167,015
--------------------------------------------------------------------------------
                                                                     64,226,262
--------------------------------------------------------------------------------

LEISURE EQUIPMENT
& PRODUCTS -- 0.6%
--------------------------------------------------------------------------------
      854,400   Mattel, Inc.                                         15,755,136
--------------------------------------------------------------------------------

MACHINERY -- 0.5%
--------------------------------------------------------------------------------
      386,819   Dover Corp.                                          14,996,973
--------------------------------------------------------------------------------

MEDIA -- 2.1%
--------------------------------------------------------------------------------
      303,396   ADVO, Inc.                                            9,775,419
--------------------------------------------------------------------------------
      643,767   New York Times Co. (The) Cl A                        28,454,502
--------------------------------------------------------------------------------
      683,800   Valassis
                Communications, Inc.(1)(2)                           20,787,520
--------------------------------------------------------------------------------
                                                                     59,017,441
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

OIL & GAS -- 9.3%
--------------------------------------------------------------------------------
    1,469,100   BP plc ADR                                       $   75,217,920
--------------------------------------------------------------------------------
    2,039,900   Exxon Mobil Corp.                                    84,839,441
--------------------------------------------------------------------------------
    2,085,805   Royal Dutch Petroleum Co.
                New York Shares                                      99,242,602
--------------------------------------------------------------------------------
                                                                    259,299,963
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 5.1%
--------------------------------------------------------------------------------
    1,268,700   Abbott Laboratories                                  52,143,570
--------------------------------------------------------------------------------
    1,864,176   Bristol-Myers Squibb Co.                             45,168,984
--------------------------------------------------------------------------------
      722,900   Merck & Co., Inc.                                    31,944,951
--------------------------------------------------------------------------------
      881,000   Schering-Plough Corp.                                14,289,820
--------------------------------------------------------------------------------
                                                                    143,547,325
--------------------------------------------------------------------------------

ROAD & RAIL -- 3.0%
--------------------------------------------------------------------------------
    1,413,100   Union Pacific Corp.                                  84,531,642
--------------------------------------------------------------------------------

SOFTWARE -- 2.6%
--------------------------------------------------------------------------------
    1,160,700   Microsoft Corporation                                28,982,679
--------------------------------------------------------------------------------
      686,193   Reynolds & Reynolds Co. Cl A(1)                      19,494,743
--------------------------------------------------------------------------------
      825,000   Synopsys, Inc.(2)                                    23,892,000
--------------------------------------------------------------------------------
                                                                     72,369,422
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 1.2%
--------------------------------------------------------------------------------
      840,147   Sherwin-Williams Co.                                 32,286,849
--------------------------------------------------------------------------------

TEXTILES, APPAREL
& LUXURY GOODS -- 0.7%
--------------------------------------------------------------------------------
      542,250   Jones Apparel Group, Inc.                            19,602,338
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE -- 2.7%
--------------------------------------------------------------------------------
    1,023,000   Freddie Mac                                          60,418,380
--------------------------------------------------------------------------------
      229,300   MGIC Investment Corp.                                14,727,939
--------------------------------------------------------------------------------
                                                                     75,146,319
--------------------------------------------------------------------------------

TOBACCO -- 0.4%
--------------------------------------------------------------------------------
      293,406   UST Inc.                                             10,591,957
--------------------------------------------------------------------------------

TRADING COMPANIES
& DISTRIBUTORS -- 1.6%
--------------------------------------------------------------------------------
      920,244   Grainger (W.W.), Inc.                                44,171,712
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $2,454,117,816)                                             2,765,839,926
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 1.3%

Repurchase Agreement, Morgan Stanley
Group, Inc., (U.S. Treasury obligations),
in a joint trading account at 0.95%,
dated 3/31/04, due 4/1/04
(Delivery value $35,100,926)
(Cost $35,100,000)                                                   35,100,000
--------------------------------------------------------------------------------

TOTAL INVESTMENT  SECURITIES -- 100.0%
(Cost $2,489,217,816)                                            $2,800,939,926
================================================================================

See Notes to Financial Statements.                                  (continued)

------
7

Value - Schedule of Investments

MARCH 31, 2004

Principal Amount                                                       Value
--------------------------------------------------------------------------------

COLLATERAL RECEIVED
FOR SECURITIES LENDING(3)

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Repurchase Agreement, Deutsche Bank AG,
(U.S. Treasury obligations), 1.04%,
dated 3/31/04, due 4/1/04
(Delivery value $2,826,016)                                         $ 2,825,934
--------------------------------------------------------------------------------

SHORT-TERM DEBT
--------------------------------------------------------------------------------
  $ 8,019,118   Allstate Financial Global
                Funding, VRN, 1.32%, 4/1/04,
                resets daily off the Federal
                Funds rate plus 0.34% with
                no caps (Acquired 3/31/04,
                Cost $8,019,118)(4)                                   8,019,118
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
  $17,004,244   Ford Credit Floorplan Master
                Owner Trust, Series 2001-1,
                Class A, VRN, 1.18%, 4/15/04,
                resets monthly off the
                1-month LIBOR plus 0.09%
                with no caps                                        $17,004,244
--------------------------------------------------------------------------------
    3,000,000   RACERS(reg.sm), Series 2000-7,
                Class A3, VRN, 1.29%,
                4/15/04, resets monthly
                off the 1-month LIBOR
                plus 0.20% with no caps
                (Acquired 3/15/04,
                Cost $3,000,000)(4)                                   3,000,000
--------------------------------------------------------------------------------
    4,999,433  Westdeutsche Landesbank AG,
               VRN, 1.09%, 4/1/04                                     4,999,433
--------------------------------------------------------------------------------
                                                                     33,022,795
--------------------------------------------------------------------------------
TOTAL COLLATERAL RECEIVED
FOR SECURITIES LENDING
(Cost $35,848,729)                                                  $35,848,729
================================================================================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

    Contracts to Sell     Settlement Date        Value          Unrealized Loss
--------------------------------------------------------------------------------
      53,168,428 Euro        4/30/2004        $ 65,362,507      $   (815,904)
--------------------------------------------------------------------------------
      39,930,599 Euro        4/30/2004          49,088,606          (608,786)
--------------------------------------------------------------------------------
      19,685,374 Euro        4/30/2004          24,200,177          (282,448)
--------------------------------------------------------------------------------
      26,065,583 GBP         4/30/2004          47,931,967          (632,057)
--------------------------------------------------------------------------------
      18,508,580 GBP         4/30/2004          34,035,403          (419,195)
--------------------------------------------------------------------------------
   2,092,818,000 JPY         4/30/2004          20,067,447          (204,827)
--------------------------------------------------------------------------------
                                              $240,686,107       $(2,963,217)
                                           =====================================

(Value on Settlement Date $237,722,890)

*FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -- and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

GBP = British Pound

JPY = Japanese Yen

LIBOR = London Interbank Offered Rate

ORD = Foreign Ordinary Share

RACERS(reg.sm) = Restructured Asset Certificates with Enhanced Returns resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

VRN = Variable Rate Note. Interest reset date is indicated, unless otherwise noted. Rate shown is effective March 31, 2004.

(1) Security, or a portion thereof, was on loan as of March 31, 2004.

(2) Non-income producing

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 6 in
    Notes to Financial Statements.)

(4) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities purchased by the lending agent with cash collateral received for securities lending at March 31, 2004, was $11,019,118, which represented 0.4% of net assets.

See Notes to Financial Statements.

------
8

Large Company Value - Performance

TOTAL RETURNS AS OF MARCH 31, 2004
                                            ----------------
                                             AVERAGE ANNUAL
                                                RETURNS
--------------------------------------------------------------------------------
                                                 SINCE             INCEPTION
                               1 YEAR          INCEPTION              DATE
--------------------------------------------------------------------------------
INVESTOR CLASS                 39.34%            5.11%              7/30/99
--------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX       40.82%            2.46%(1)              --
--------------------------------------------------------------------------------
S&P 500 INDEX                  35.12%           -2.05%(1)              --
--------------------------------------------------------------------------------
Institutional Class            39.61%            4.81%              8/10/01
--------------------------------------------------------------------------------
Advisor Class                  38.99%            8.16%             10/26/00
--------------------------------------------------------------------------------
A Class                                                             1/31/03
   No sales charge*            39.22%           28.95%
   With sales charge*          31.27%           22.59%
--------------------------------------------------------------------------------
B Class                                                             1/31/03
   No sales charge*            38.41%           28.20%
   With sales charge*          34.41%           24.89%
--------------------------------------------------------------------------------
C Class                        38.27%            6.41%              11/7/01
--------------------------------------------------------------------------------
R Class                          --             14.63%(2)           8/29/03
--------------------------------------------------------------------------------

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. (A Class shares have an initial sales charge and CDSC; B and C Class shares have CDSCs. Please see the Share Class
 Information pages for more about the applicable sales charges for each share class.) The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Since 7/31/99, the date nearest the Investor Class's inception for which data are available.

(2) Returns for periods less than one year are not annualized.

                                                                    (continued)

------
9

Large Company Value - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS
$10,000 investment made July 30, 1999

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended March 31
--------------------------------------------------------------------------------
                              2000*     2001      2002       2003       2004
--------------------------------------------------------------------------------
Investor Class               -7.22%    12.38%    10.20%    -21.19%     39.34%
--------------------------------------------------------------------------------
Russell 1000 Value Index     -1.56%     0.27%     4.39%    -22.79%     40.82%
--------------------------------------------------------------------------------
S&P 500 Index                13.73%   -21.68%     0.24%    -24.76%     35.12%
--------------------------------------------------------------------------------

* From 7/30/99, the Investor Class's inception date. Index data from 7/31/99, the date nearest the Investor Class's inception for which data are available.
  Not annualized.

The charts on the performance pages give historical return data for the fund.
Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Unless otherwise indicated, the charts are based on Investor Class shares; performance for other classes will vary due to differences in fee structures (see the Total Returns table on the previous page). Past performance does not guarantee future results.
None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

------
10

Large Company Value - Portfolio Commentary

[photo of Brendan Healy, Chuck Ritter, and Mark Mallon]

A PORTFOLIO COMMENTARY FROM (LEFT TO RIGHT) BRENDAN HEALY, CHUCK RITTER, AND
MARK MALLON, PORTFOLIO MANAGERS ON THE LARGE COMPANY VALUE INVESTMENT TEAM.

Large Company Value increased 39.34%* during the 12 months ended March 31, 2004, modestly trailing its benchmark, the Russell 1000 Value Index, which gained
40.82%. The portfolio's three-year average annual return for the period ended
March 31 was 6.56%, outpacing the benchmark's 4.31% return.

The period began with the stock market's biggest rally in years, as the swift capture of Baghdad by American and British troops helped clear the shroud of anxiety that clouded the pre-war investment environment. Consumer and business confidence grew, reflected in the results of the third quarter of 2003, which produced the fastest quarterly growth in gross domestic product, corporate profits and worker productivity in about two decades. That optimism carried into
2004, but faded when geopolitical violence, including the March 11 terrorist attacks on the Madrid train station, derailed confidence throughout world markets.

Despite March's shock, the S&P 500 Index ended the period with its longest string of consecutive quarterly increases since 1998. For the 12-month period, all of the major indices of the Frank Russell Co. recorded double-digit percentage increases, regardless of stock size or investment style. Smaller capitalization stocks rose faster than larger ones, and value outperformed growth. The Russell 1000 Value Index, which represents the large-capitalization value stocks that are the focus of this portfolio, ended the period with its fourth consecutive quarterly gain, its longest streak in three years.

All of Large Company Value's sector stakes contributed during the period, and the portfolio found success in every industry group in which it invested.

FINANCIAL STOCKS LED

Large Company Value's financial stocks, representing on average about 30% of assets, contributed the most to performance. The portfolio's leading contributor was Citigroup, the world's

TOP TEN HOLDINGS AS OF MARCH 31, 2004
--------------------------------------------------------------------------------
                                       % OF FUND             % OF FUND
                                      INVESTMENTS           INVESTMENTS
                                         AS OF                 AS OF
                                        3/31/04               9/30/03
--------------------------------------------------------------------------------
Citigroup Inc.                            4.5%                  4.4%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                         3.8%                  3.9%
--------------------------------------------------------------------------------
Freddie Mac                               3.7%                  3.9%
--------------------------------------------------------------------------------
Standard and Poor's 500
Depositary Receipt                        3.2%                  4.5%
--------------------------------------------------------------------------------
Royal Dutch Petroleum
Co. New York Shares                       2.5%                  2.5%
--------------------------------------------------------------------------------
Bank of America Corp.                     2.3%                  2.4%
--------------------------------------------------------------------------------
SBC
Communications Inc.                       2.1%                  2.5%
--------------------------------------------------------------------------------
Wells Fargo & Co.                         2.1%                  1.2%
--------------------------------------------------------------------------------
Hewlett-Packard Co.                       1.8%                  1.8%
--------------------------------------------------------------------------------
Altria Group Inc.                         1.6%                  1.8%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary
 are for Investor Class shares.                                     (continued)

------
11

Large Company Value - Portfolio Commentary

largest diversified financial corporation. The lowest interest rates in decades aided commercial banks, while the stock market rally produced higher revenues for securities brokers and boosted the equity assets held by insurers.

Consumer discretionary stocks rode the rebound of consumer confidence. The portfolio's selection of multiline and specialty retail stores as well as restaurant and hotels added to performance.

The portfolio's industrial stocks also advanced, led by machinery, aerospace and defense conglomerates.

Oil prices plummeted near the beginning of the period but steadily rose throughout the final months, as a tightening worldwide petroleum supply pushed
U.S. average gasoline prices, unadjusted for inflation, to an all-time high.
That helped the portfolio's holdings in energy stocks and the companies that provide equipment and service to them.

CONSUMER STAPLES ALSO HELPED

Consumer staples stocks contributed, led by Altria, whose American tobacco division benefited from a favorable U.S. court decision as well as greater fourth-quarter volume, retail share and profitability. Other gains came from the portfolio's food, staples and household products selections.

Health care stocks aided performance, due mainly to advances for health care equipment and supply companies. But progress was restrained by Merck, which tumbled after discontinuing work on experimental drugs for depression and diabetes even though they were in the late stages of development. Tenet Health
Care also detracted, declining after reducing its 2004 profit outlook.

Large Company Value will continue to follow its investment discipline--searching for large, fundamentally-sound businesses that, because of transitory issues, are selling at what we believe to be below fair market value. Since the fund's inception on July 30, 1999, our consistent, patient approach has enabled Large
Company Value to surpass its benchmark, producing an average annual rate of return of 5.11%, versus the Russell 1000 Value's 2.46%** return for the same period.

TOP FIVE INDUSTRIES AS OF MARCH 31, 2004

--------------------------------------------------------------------------------
                                       % OF FUND             % OF FUND
                                      INVESTMENTS           INVESTMENTS
                                         AS OF                 AS OF
                                        3/31/04               9/30/03
--------------------------------------------------------------------------------
Commercial Banks                         12.0%                 11.3%
--------------------------------------------------------------------------------
Oil & Gas                                 9.9%                 10.3%
--------------------------------------------------------------------------------
Insurance                                 6.2%                  4.4%
--------------------------------------------------------------------------------
Thrifts & Mortgage
Finance                                   5.6%                  6.0%
--------------------------------------------------------------------------------
Diversified
Telecommunication
Services                                  5.3%                  5.9%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         AS OF                 AS OF
                                        3/31/04               9/30/03
--------------------------------------------------------------------------------
Common Stocks                            95.5%                 94.6%
--------------------------------------------------------------------------------
Temporary Cash
Investments                               4.5%                  5.4%
--------------------------------------------------------------------------------

**From 7/31/94, the date nearest the Investor Class's inception for which data are available.

------
12

Large Company Value - Schedule of Investments

MARCH 31, 2004

Shares                                                                 Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 95.5%

AEROSPACE & DEFENSE -- 2.2%
--------------------------------------------------------------------------------
      123,000   Boeing Co.                                         $  5,051,610
--------------------------------------------------------------------------------
      179,400   Honeywell International Inc.                          6,072,690
--------------------------------------------------------------------------------
       93,600   Raytheon Company                                      2,933,424
--------------------------------------------------------------------------------
                                                                     14,057,724
--------------------------------------------------------------------------------

AUTOMOBILES -- 1.1%
--------------------------------------------------------------------------------
      116,600   General Motors Corp.                                  5,491,860
--------------------------------------------------------------------------------
       21,900   Toyota Motor Corp. ADR                                1,631,550
--------------------------------------------------------------------------------
                                                                      7,123,410
--------------------------------------------------------------------------------

BEVERAGES -- 1.2%
--------------------------------------------------------------------------------
       47,900   Adolph Coors Company Cl B                             3,326,655
--------------------------------------------------------------------------------
      134,800   Pepsi Bottling Group Inc.                             4,010,300
--------------------------------------------------------------------------------
                                                                      7,336,955
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 2.7%
--------------------------------------------------------------------------------
      142,500   Merrill Lynch & Co., Inc.                             8,487,300
--------------------------------------------------------------------------------
      145,500   Morgan Stanley                                        8,337,150
--------------------------------------------------------------------------------
                                                                     16,824,450
--------------------------------------------------------------------------------

CHEMICALS -- 1.1%
--------------------------------------------------------------------------------
      117,900   PPG Industries, Inc.                                  6,873,570
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 12.0%
--------------------------------------------------------------------------------
      179,100   Bank of America Corp.                                14,503,518
--------------------------------------------------------------------------------
      167,000   Bank One Corp.                                        9,104,840
--------------------------------------------------------------------------------
       99,200   FleetBoston Financial Corp.                           4,454,080
--------------------------------------------------------------------------------
      157,600   KeyCorp                                               4,773,704
--------------------------------------------------------------------------------
      195,100   National City Corp.                                   6,941,658
--------------------------------------------------------------------------------
      119,500   PNC Financial Services Group                          6,622,690
--------------------------------------------------------------------------------
      306,700   U.S. Bancorp                                          8,480,255
--------------------------------------------------------------------------------
      180,700   Wachovia Corp.                                        8,492,900
--------------------------------------------------------------------------------
      232,100   Wells Fargo & Co.                                    13,153,107
--------------------------------------------------------------------------------
                                                                     76,526,752
--------------------------------------------------------------------------------

COMMERCIAL SERVICES
& SUPPLIES -- 1.2%
--------------------------------------------------------------------------------
      132,900   R. R. Donnelley & Sons Company                        4,020,225
--------------------------------------------------------------------------------
      114,400   Waste Management, Inc.                                3,452,592
--------------------------------------------------------------------------------
                                                                      7,472,817
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 2.7%
--------------------------------------------------------------------------------
      512,100   Hewlett-Packard Co.                                  11,696,364
--------------------------------------------------------------------------------
       55,300   International Business
                Machines Corp.                                        5,078,752
--------------------------------------------------------------------------------
                                                                     16,775,116
--------------------------------------------------------------------------------

DIVERSIFIED -- 3.2%
--------------------------------------------------------------------------------
      179,000   Standard and Poor's 500
                Depositary Receipt                                   20,221,630
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 4.5%
--------------------------------------------------------------------------------
      554,200   Citigroup Inc.                                       28,652,140
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION
SERVICES -- 5.3%
--------------------------------------------------------------------------------
      207,100   AT&T Corp.                                         $  4,052,947
--------------------------------------------------------------------------------
      242,900   BellSouth Corp.                                       6,725,901
--------------------------------------------------------------------------------
      554,000   SBC Communications Inc.                              13,595,160
--------------------------------------------------------------------------------
      273,800   Sprint Corp.                                          5,046,134
--------------------------------------------------------------------------------
      121,100   Verizon Communications                                4,424,994
--------------------------------------------------------------------------------
                                                                     33,845,136
--------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 2.4%
--------------------------------------------------------------------------------
      127,800   Exelon Corporation                                    8,801,586
--------------------------------------------------------------------------------
      139,300   PPL Corporation                                       6,352,080
--------------------------------------------------------------------------------
                                                                     15,153,666
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 1.2%
--------------------------------------------------------------------------------
      106,500   CVS Corp.                                             3,759,450
--------------------------------------------------------------------------------
      241,500   Kroger Co. (The)(1)                                   4,018,560
--------------------------------------------------------------------------------
                                                                      7,778,010
--------------------------------------------------------------------------------

FOOD PRODUCTS -- 2.2%
--------------------------------------------------------------------------------
      145,400   H.J. Heinz Company                                    5,421,966
--------------------------------------------------------------------------------
      184,200   Sara Lee Corp.                                        4,026,612
--------------------------------------------------------------------------------
       60,000   Unilever N.V. New York Shares                         4,166,400
--------------------------------------------------------------------------------
                                                                     13,614,978
--------------------------------------------------------------------------------

GAS UTILITIES -- 0.6%
--------------------------------------------------------------------------------
      174,400   NiSource Inc.                                         3,706,000
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT
& SUPPLIES -- 1.5%
--------------------------------------------------------------------------------
      166,000   Baxter International, Inc.                            5,127,740
--------------------------------------------------------------------------------
       90,700   Becton Dickinson & Co.                                4,397,136
--------------------------------------------------------------------------------
                                                                      9,524,876
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS
& SERVICES -- 1.8%
--------------------------------------------------------------------------------
       62,600   AmerisourceBergen Corp.                               3,422,968
--------------------------------------------------------------------------------
       60,000   CIGNA Corp.                                           3,541,200
--------------------------------------------------------------------------------
      105,100   HCA Inc.                                              4,269,162
--------------------------------------------------------------------------------
                                                                     11,233,330
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 2.0%
--------------------------------------------------------------------------------
       69,600   Harrah's Entertainment, Inc.                          3,820,344
--------------------------------------------------------------------------------
      308,600   McDonald's Corporation                                8,816,702
--------------------------------------------------------------------------------
                                                                     12,637,046
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 1.7%
--------------------------------------------------------------------------------
       74,400   Black & Decker Corporation                            4,236,336
--------------------------------------------------------------------------------
      145,100   Newell Rubbermaid Inc.                                3,366,320
--------------------------------------------------------------------------------
       55,000   Snap-on Incorporated                                  1,778,700
--------------------------------------------------------------------------------
       24,500   Whirlpool Corp.                                       1,687,315
--------------------------------------------------------------------------------
                                                                     11,068,671
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 0.9%
--------------------------------------------------------------------------------
       85,400   Kimberly-Clark Corp.                                  5,388,740
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
13

Large Company Value - Schedule of Investments

MARCH 31, 2004

Shares                                                                 Value
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 2.0%
--------------------------------------------------------------------------------
      220,300   General Electric Co.                              $   6,723,556
--------------------------------------------------------------------------------
      196,300   Tyco International Ltd.                               5,623,995
--------------------------------------------------------------------------------
                                                                     12,347,551
--------------------------------------------------------------------------------

INSURANCE -- 6.2%
--------------------------------------------------------------------------------
      185,700   Allstate Corp.                                        8,441,922
--------------------------------------------------------------------------------
       97,700   American International
                Group, Inc.                                           6,970,895
--------------------------------------------------------------------------------
      106,500   Hartford Financial Services
                Group Inc. (The)                                      6,784,050
--------------------------------------------------------------------------------
      121,300   Loews Corp.                                           7,163,978
--------------------------------------------------------------------------------
       98,300   Marsh & McLennan
                Companies, Inc.                                       4,551,290
--------------------------------------------------------------------------------
      101,700   Torchmark Corp.                                       5,470,443
--------------------------------------------------------------------------------
                                                                     39,382,578
--------------------------------------------------------------------------------

IT SERVICES -- 1.3%
--------------------------------------------------------------------------------
      121,200   Computer Sciences Corp.(1)                            4,887,996
--------------------------------------------------------------------------------
      168,900   Electronic Data Systems Corp.                         3,268,215
--------------------------------------------------------------------------------
                                                                      8,156,211
--------------------------------------------------------------------------------

MACHINERY -- 2.0%
--------------------------------------------------------------------------------
       94,600   Dover Corp.                                           3,667,642
--------------------------------------------------------------------------------
       81,000   Ingersoll-Rand Company                                5,479,650
--------------------------------------------------------------------------------
       66,900   Parker-Hannifin Corp.                                 3,779,850
--------------------------------------------------------------------------------
                                                                     12,927,142
--------------------------------------------------------------------------------

MEDIA -- 2.1%
--------------------------------------------------------------------------------
       81,100   Gannett Co., Inc.                                     7,148,154
--------------------------------------------------------------------------------
      370,400   Time Warner Inc.(1)                                   6,244,944
--------------------------------------------------------------------------------
                                                                     13,393,098
--------------------------------------------------------------------------------

METALS & MINING -- 1.2%
--------------------------------------------------------------------------------
       99,300   Alcoa Inc.                                            3,444,717
--------------------------------------------------------------------------------
       70,900   Nucor Corp.                                           4,358,932
--------------------------------------------------------------------------------
                                                                      7,803,649
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 1.6%
--------------------------------------------------------------------------------
      204,900   May Department
                Stores Co. (The)                                      7,085,442
--------------------------------------------------------------------------------
       74,800   Sears, Roebuck & Co.                                  3,213,408
--------------------------------------------------------------------------------
                                                                     10,298,850
--------------------------------------------------------------------------------

OIL & GAS -- 9.9%
--------------------------------------------------------------------------------
       97,600   ChevronTexaco Corp.                                   8,567,328
--------------------------------------------------------------------------------
      101,700   ConocoPhillips                                        7,099,677
--------------------------------------------------------------------------------
      570,900   Exxon Mobil Corp.                                    23,743,731
--------------------------------------------------------------------------------
      154,400   Occidental Petroleum Corp.                            7,110,120
--------------------------------------------------------------------------------
      332,900   Royal Dutch Petroleum
                Co. New York Shares                                  15,839,382
--------------------------------------------------------------------------------
                                                                     62,360,238
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS -- 0.9%
--------------------------------------------------------------------------------
       82,200   Weyerhaeuser Co.                                      5,384,100
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 4.1%
--------------------------------------------------------------------------------
      193,900   Abbott Laboratories                               $   7,969,290
--------------------------------------------------------------------------------
      211,900   Bristol-Myers Squibb Co.                              5,134,337
--------------------------------------------------------------------------------
      105,600   Johnson & Johnson                                     5,356,032
--------------------------------------------------------------------------------
      168,100   Merck & Co., Inc.                                     7,428,339
--------------------------------------------------------------------------------
                                                                     25,887,998
--------------------------------------------------------------------------------

ROAD & RAIL -- 0.8%
--------------------------------------------------------------------------------
      158,900   Burlington Northern
                Santa Fe Corp.                                        5,005,350
--------------------------------------------------------------------------------

SOFTWARE -- 1.9%
--------------------------------------------------------------------------------
      198,900   Computer Associates
                International, Inc.                                   5,342,454
--------------------------------------------------------------------------------
      266,400   Microsoft Corporation                                 6,652,008
--------------------------------------------------------------------------------
                                                                     11,994,462
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 1.0%
--------------------------------------------------------------------------------
      157,600   Blockbuster Inc.                                      2,758,000
--------------------------------------------------------------------------------
      191,200   Limited Brands                                        3,824,000
--------------------------------------------------------------------------------
                                                                      6,582,000
--------------------------------------------------------------------------------

TEXTILES, APPAREL
& LUXURY GOODS -- 1.2%
--------------------------------------------------------------------------------
      105,200   Liz Claiborne, Inc.                                   3,859,788
--------------------------------------------------------------------------------
       75,500   VF Corp.                                              3,525,850
--------------------------------------------------------------------------------
                                                                      7,385,638
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE -- 5.6%
--------------------------------------------------------------------------------
      394,700   Freddie Mac                                          23,310,982
--------------------------------------------------------------------------------
       60,800   MGIC Investment Corp.                                 3,905,190
--------------------------------------------------------------------------------
      196,900   Washington Mutual, Inc.                               8,409,599
--------------------------------------------------------------------------------
                                                                     35,625,771
--------------------------------------------------------------------------------

TOBACCO -- 1.6%
--------------------------------------------------------------------------------
      182,700   Altria Group Inc.                                     9,948,015
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION
SERVICES -- 0.6%
--------------------------------------------------------------------------------
      155,800   Vodafone Group plc ADR                                3,723,620
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $533,396,716)                                                 604,021,288
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 4.5%

Repurchase Agreement, Credit Suisse
First Boston, Inc., (U.S. Treasury obligations),
in a joint trading account at 0.97%,
dated 3/31/04, due 4/1/04
(Delivery value $28,700,773)
(Cost $28,700,000)                                                   28,700,000
--------------------------------------------------------------------------------

TOTAL INVESTMENT  SECURITIES -- 100.0%
(Cost $562,096,716)                                                $632,721,288
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

See Notes to Financial Statements.

------
14

Statement of Assets and Liabilities

MARCH 31, 2004
--------------------------------------------------------------------------------
                                                                LARGE COMPANY
                                                    VALUE           VALUE
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value
(cost of $2,489,217,816 and
$562,096,716, respectively) --
including $35,807,631 and $-
of securities loaned, respectively             $2,800,939,926    $632,721,288
-------------------------------------------
Investments made with cash
collateral received for securities
on loan, at value (cost of
$35,848,729 and $-, respectively)                  35,848,729              --
--------------------------------------------------------------------------------
Total investment securities, at value
(cost of $2,525,066,545 and
$562,096,716, respectively)                     2,836,788,655     632,721,288
-------------------------------------------
Cash                                                7,028,130       4,054,957
-------------------------------------------
Receivable for investments sold                    41,493,098              --
-------------------------------------------
Receivable for capital shares sold                    150,131         938,666
-------------------------------------------
Dividends and interest receivable                   3,941,356         957,616
--------------------------------------------------------------------------------
                                                2,889,401,370     638,672,527
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for collateral received
on securities loaned                               35,848,729              --
-------------------------------------------
Payable for investments purchased                  45,112,223       7,788,000
-------------------------------------------
Payable for forward foreign currency
exchange contracts                                  2,963,217              --
-------------------------------------------
Payable for capital shares redeemed                        --           5,048
-------------------------------------------
Accrued management fees                             2,241,482         428,507
-------------------------------------------
Distribution fees payable                              90,334          13,386
-------------------------------------------
Service fees and service and
distribution fees payable                              88,990          22,430
--------------------------------------------------------------------------------
                                                   86,344,975       8,257,371
--------------------------------------------------------------------------------

NET ASSETS                                     $2,803,056,395    $630,415,156
================================================================================

See Notes to Financial Statements.                                  (continued)

------
15

Statement of Assets and Liabilities

MARCH 31, 2004
--------------------------------------------------------------------------------
                                                                LARGE COMPANY
                                                    VALUE           VALUE
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)        $2,385,212,429    $562,548,778
-------------------------------------------
Undistributed net investment income                 7,050,237          82,065
-------------------------------------------
Accumulated undistributed net realized
gain (loss) on investment and foreign
currency transactions                             102,031,237      (2,840,259)
-------------------------------------------
Net unrealized appreciation on
investments and translation of assets
and liabilities in foreign currencies             308,762,492      70,624,572
--------------------------------------------------------------------------------
                                               $2,803,056,395    $630,415,156
================================================================================

INVESTOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                     $2,152,264,737    $350,516,290
-------------------------------------------
Shares outstanding                                278,895,241      59,464,017
-------------------------------------------
Net asset value per share                               $7.72           $5.89
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                       $223,282,042    $151,621,813
-------------------------------------------
Shares outstanding                                 28,909,195      25,725,427
-------------------------------------------
Net asset value per share                               $7.72           $5.89
--------------------------------------------------------------------------------

ADVISOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                       $403,211,996     $19,264,917
-------------------------------------------
Shares outstanding                                 52,263,185       3,268,670
-------------------------------------------
Net asset value per share                               $7.72           $5.89
--------------------------------------------------------------------------------

A CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                        $15,028,804     $92,171,270
-------------------------------------------
Shares outstanding                                  1,946,395      15,626,848
-------------------------------------------
Net asset value per share                               $7.72           $5.90
-------------------------------------------
Maximum offering price
(net asset value divided by 0.9425)                     $8.19           $6.26
--------------------------------------------------------------------------------

B CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                         $2,655,920      $5,642,262
-------------------------------------------
Shares outstanding                                    343,505         954,825
-------------------------------------------
Net asset value per share                               $7.73           $5.91
--------------------------------------------------------------------------------

C CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                         $6,612,896     $11,030,270
-------------------------------------------
Shares outstanding                                    859,194       1,871,700
-------------------------------------------
Net asset value per share                               $7.70           $5.89
--------------------------------------------------------------------------------

R CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                N/A        $168,334
-------------------------------------------
Shares outstanding                                        N/A          28,562
-------------------------------------------
Net asset value per share                                 N/A           $5.89
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
16

Statement of Operations

YEAR ENDED MARCH 31, 2004
--------------------------------------------------------------------------------
                                                                LARGE COMPANY
                                                    VALUE           VALUE
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
INCOME:
-------------------------------------------
Dividends (net of foreign taxes
withheld of $660,027 and $47,650,
respectively)                                    $ 52,946,866     $ 8,516,308
-------------------------------------------
Interest                                            1,225,696         186,962
-------------------------------------------
Securities lending                                    131,112              --
--------------------------------------------------------------------------------
                                                   54,303,674       8,703,270
--------------------------------------------------------------------------------

EXPENSES:
-------------------------------------------
Management fees                                    22,945,559       3,041,732
-------------------------------------------
Distribution fees:
-------------------------------------------
  Advisor Class                                       786,327          12,424
-------------------------------------------
  B Class                                               9,727          20,758
-------------------------------------------
  C Class                                              33,780          39,785
-------------------------------------------
Service fees:
-------------------------------------------
  Advisor Class                                       786,327          12,424
-------------------------------------------
  B Class                                               3,242           6,919
-------------------------------------------
  C Class                                              11,260          13,262
-------------------------------------------
Service and distribution fees:
-------------------------------------------
  A Class                                              11,828          89,170
-------------------------------------------
  R Class                                                  --              81
-------------------------------------------
Directors' fees and expenses                           41,801           5,012
-------------------------------------------
Other expenses                                         21,179           1,617
--------------------------------------------------------------------------------
                                                   24,651,030       3,243,184
--------------------------------------------------------------------------------

NET INVESTMENT INCOME                              29,652,644       5,460,086
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN ON:
-------------------------------------------
Investment transactions
(including $2,511,095 and $-
from affiliates, respectively)                    313,272,577       1,035,451
-------------------------------------------
Foreign currency transactions                       3,989,674              --
--------------------------------------------------------------------------------
                                                  317,262,251       1,035,451
--------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION ON:
-------------------------------------------
Investments                                       440,664,544      88,771,151
-------------------------------------------
Translation of assets and liabilities
in foreign currencies                              (2,959,618)             --
--------------------------------------------------------------------------------
                                                  437,704,926      88,771,151
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                  754,967,177      89,806,602
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                        $784,619,821     $95,266,688
================================================================================

See Notes to Financial Statements.

------
17

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2004 AND MARCH 31, 2003
-----------------------------------------------------------------------------------------------
                                             VALUE                   LARGE COMPANY VALUE
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS    2004             2003            2004          2003
-----------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------
Net investment income          $   29,652,644   $   25,623,824   $  5,460,086   $  1,850,826
----------------------------
Net realized gain (loss)          317,262,251     (154,162,282)     1,035,451     (3,115,568)
----------------------------
Change in net
unrealized appreciation           437,704,926     (383,936,730)    88,771,151    (23,352,588)
-----------------------------------------------------------------------------------------------
Net increase (decrease)
in net assets resulting
from operations                   784,619,821     (512,475,188)    95,266,688    (24,617,330)
-----------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------
From net investment income:
----------------------------
  Investor Class                  (21,186,539)     (20,012,666)    (3,836,516)    (1,639,313)
----------------------------
  Institutional Class              (2,637,672)      (2,544,363)      (958,366)      (121,258)
----------------------------
  Advisor Class                    (2,721,990)      (1,949,696)       (71,321)        (4,739)
----------------------------
  A Class                             (38,958)            (960)      (492,681)       (11,183)
----------------------------
  B Class                              (1,219)            (178)       (13,635)           (87)
----------------------------
  C Class                              (5,704)          (5,826)       (26,833)        (4,053)
----------------------------
  R Class                                  --               --           (235)            --
----------------------------
From net realized gains:
----------------------------
  Investor Class                  (21,347,159)     (28,222,986)            --             --
----------------------------
  Institutional Class              (2,057,045)      (3,025,083)            --             --
----------------------------
  Advisor Class                    (3,792,591)      (3,462,074)            --             --
----------------------------
  A Class                             (67,783)              --             --             --
----------------------------
  B Class                             (19,684)              --             --             --
----------------------------
  C Class                             (57,575)         (37,202)            --             --
-----------------------------------------------------------------------------------------------
Decrease in net assets
from distributions                (53,933,919)     (59,261,034)    (5,399,587)    (1,780,633)
-----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
-----------------------------------------------------------------------------------------------
Net increase
in net assets
from capital
share transactions                126,621,592       11,725,960    360,724,856    133,365,187
-----------------------------------------------------------------------------------------------

NET INCREASE  (DECREASE)
IN NET ASSETS                     857,307,494     (560,010,262)   450,591,957    106,967,224

NET ASSETS
-----------------------------------------------------------------------------------------------
Beginning of period             1,945,748,901    2,505,759,163    179,823,199     72,855,975
-----------------------------------------------------------------------------------------------
End of period                  $2,803,056,395   $1,945,748,901   $630,415,156   $179,823,199
===============================================================================================

Undistributed net
investment income                  $7,050,237               --        $82,065        $62,535
===============================================================================================

See Notes to Financial Statements.

------
18

Notes to Financial Statements

MARCH 31, 2004

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Value Fund (Value) and Large Company
Value Fund (Large Company Value) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act.
The funds' investment objectives are long-term capital growth. The production of income is a secondary objective. The funds seek to achieve their investment objective by investing in stocks of companies that management believes to be undervalued at the time of purchase. Value invests in companies with small, medium, and large market capitalization and Large Company Value invests in companies with larger market capitalization. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- Value is authorized to issue the Investor Class, the
Institutional Class, the Advisor Class, the A Class, the B Class and the C
Class. Large Company Value is authorized to issue the Investor Class, the
Institutional Class, the Advisor Class, the A Class, the B Class, the C Class
and the R Class. The A Class may incur an initial sales charge. The A Class, B
Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of the A Class and B Class commenced on
January 31, 2003. Sale of the R Class commenced on August 29, 2003.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.
If an event were to occur after the close of the foreign exchange on which a portfolio security principally trades, but before the net asset value per-share of a fund was determined that was likely to materially affect the net asset value of the fund, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation
(depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- Value may lend portfolio securities through the lending agent to certain approved borrowers in order to earn additional income. Value continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

                                                                    (continued)

------
19

Notes to Financial Statements

MARCH 31, 2004

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

                                                                    (continued)

------
20

Notes to Financial Statements

MARCH 31, 2004

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on each class's pro rata share of each funds' average daily closing net assets during the previous month.

The annual management fee schedule for each class of Value is as follows:

--------------------------------------------------------------------------------
                         INVESTOR  INSTITUTIONAL  ADVISOR    A      B      C
--------------------------------------------------------------------------------
FUND AVERAGE NET ASSETS
--------------------------------------------------------------------------------
First $6 billion           1.00%       0.80%       0.75%   1.00%  1.00%  1.00%
--------------------------------------------------------------------------------
Over $6 billion            0.95%       0.75%       0.70%   0.95%  0.95%  0.95%
--------------------------------------------------------------------------------

The annual management fee schedule for each class of Large Company Value is as follows:

---------------------------------------------------------------------------------------
                         INVESTOR  INSTITUTIONAL  ADVISOR    A      B      C      R
---------------------------------------------------------------------------------------
FUND AVERAGE NET ASSETS
---------------------------------------------------------------------------------------
First $1 billion           0.90%       0.70%       0.65%   0.90%  0.90%  0.90%  0.90%
---------------------------------------------------------------------------------------
Next $4 billion            0.80%       0.60%       0.55%   0.80%  0.80%  0.80%  0.80%
---------------------------------------------------------------------------------------
Over $5 billion            0.70%       0.50%       0.45%   0.70%  0.70%  0.70%  0.70%
---------------------------------------------------------------------------------------

For the year ended March 31, 2004, the effective annual management fee for each class of each fund was as follows:

---------------------------------------------------------------------------------------
                         INVESTOR  INSTITUTIONAL  ADVISOR    A      B      C      R
---------------------------------------------------------------------------------------
Value                      1.00%       0.80%       0.75%   1.00%  1.00%  1.00%   N/A
---------------------------------------------------------------------------------------
Large Company Value        0.90%       0.70%       0.65%   0.90%  0.90%  0.90%  0.90%
---------------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class (the Advisor
Class plan) and a separate Master Distribution and Individual Shareholder
Services Plan for each of the A Class, B Class, C Class and R Class
(collectively with the Advisor Class Plan, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class, B Class and C Class will pay American Century Investment Services, Inc. (ACIS) the following annual distribution and service fees:

--------------------------------------------------------------------------------
                               ADVISOR              B                C
--------------------------------------------------------------------------------
Distribution Fee                0.25%             0.75%            0.75%
--------------------------------------------------------------------------------
Service Fee                     0.25%             0.25%            0.25%
--------------------------------------------------------------------------------

The plans provide that the A Class and the R Class will pay ACIS an annual distribution and service fee of 0.25% and 0.50%, respectively. The fees are computed daily and paid monthly in arrears based on each class's average daily closing net assets during the previous month. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A,
B, C and R Class shares. Fees incurred under the plans during the year ended
March 31, 2004, are detailed in the Statement of Operations.

                                                                    (continued)

------
21

Notes to Financial Statements

MARCH 31, 2004

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

During the year ended March 31, 2004, the funds invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment Management,
Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co.
(JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement and Value has a securities lending agreement with JPMorgan Chase Bank
(JPMCB). JPMCB is a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
March 31, 2004, were as follows:

--------------------------------------------------------------------------------
                                                                 LARGE COMPANY
                                                 VALUE               VALUE
--------------------------------------------------------------------------------
Purchases                                    $2,944,738,871      $389,364,405
--------------------------------------------------------------------------------
Proceeds from sales                          $2,788,456,424      $ 44,950,577
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

----------------------------------------------------------------------------------------
                                         VALUE                 LARGE COMPANY VALUE
----------------------------------------------------------------------------------------
                                 SHARES         AMOUNT        SHARES         AMOUNT
----------------------------------------------------------------------------------------
INVESTOR CLASS
----------------------------------------------------------------------------------------
YEAR ENDED MARCH 31, 2004
SHARES AUTHORIZED            800,000,000                    100,000,000
========================================================================================
Sold                          52,217,114   $ 367,918,467     33,961,150   $182,433,867
--------------------------
Issued in reinvestment
of distributions               5,639,922      40,227,665        497,529      2,754,427
--------------------------
Redeemed                     (55,965,210)   (383,934,039)   (10,590,421)   (56,725,426)
----------------------------------------------------------------------------------------
Net increase                   1,891,826   $  24,212,093     23,868,258   $128,462,868
========================================================================================

YEAR ENDED MARCH 31, 2003
SHARES AUTHORIZED            900,000,000                     50,000,000
========================================================================================
Sold                          73,918,310   $ 469,965,715     28,952,978   $133,643,326
--------------------------
Issued in reinvestment
of distributions               7,678,392      46,147,410        183,291        823,420
--------------------------
Redeemed                     (92,150,131)   (565,670,196)    (6,193,575)   (28,451,543)
----------------------------------------------------------------------------------------
Net increase (decrease)      (10,553,429)  $ (49,557,071)    22,942,694   $106,015,203
========================================================================================

                                                                    (continued)

------
22

Notes to Financial Statements

MARCH 31, 2004

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

----------------------------------------------------------------------------------------
                                         VALUE                 LARGE COMPANY VALUE
----------------------------------------------------------------------------------------
                                 SHARES         AMOUNT        SHARES         AMOUNT
----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
----------------------------------------------------------------------------------------
YEAR ENDED MARCH 31, 2004
SHARES AUTHORIZED            100,000,000                     50,000,000
========================================================================================
Sold                           8,572,339    $ 60,347,588     24,963,161   $145,037,955
--------------------------
Issued in reinvestment
of distributions                 650,383       4,640,539        170,563        958,109
--------------------------
Redeemed                     (12,244,006)    (82,237,755)    (4,329,673)   (25,234,220)
----------------------------------------------------------------------------------------
Net increase (decrease)       (3,021,284)   $(17,249,628)    20,804,051   $120,761,844
========================================================================================

YEAR ENDED MARCH 31, 2003
SHARES AUTHORIZED            120,000,000                     12,500,000
========================================================================================
Sold                           7,645,861    $ 47,545,907      4,720,713    $22,586,514
--------------------------
Issued in reinvestment
of distributions                 909,275       5,460,073         27,343        121,031
--------------------------
Redeemed                      (8,110,625)    (49,214,694)      (302,874)    (1,407,149)
----------------------------------------------------------------------------------------
Net increase                     444,511    $  3,791,286      4,445,182    $21,300,396
========================================================================================

ADVISOR CLASS
----------------------------------------------------------------------------------------
YEAR ENDED MARCH 31, 2004
SHARES AUTHORIZED            110,000,000                     12,500,000
========================================================================================
Sold                          23,972,510    $165,968,462      3,170,282    $18,125,512
--------------------------
Issued in reinvestment
of distributions                 903,550       6,449,545          8,327         46,763
--------------------------
Redeemed                     (10,286,502)    (71,491,749)      (164,213)      (906,546)
----------------------------------------------------------------------------------------
Net increase                  14,589,558    $100,926,258      3,014,396    $17,265,729
========================================================================================

YEAR ENDED MARCH 31, 2003
SHARES AUTHORIZED            100,000,000                     12,500,000
========================================================================================
Sold                          21,339,960    $134,031,449        264,486     $1,197,278
--------------------------
Issued in reinvestment
of distributions                 896,976       5,384,698          1,074          4,739
--------------------------
Redeemed                     (13,520,688)    (83,554,880)       (12,389)       (54,238)
----------------------------------------------------------------------------------------
Net increase                   8,716,248    $ 55,861,267        253,171     $1,147,779
========================================================================================

A CLASS
----------------------------------------------------------------------------------------
YEAR ENDED MARCH 31, 2004
SHARES AUTHORIZED             10,000,000                     20,000,000
========================================================================================
Sold                           1,908,841     $13,773,320     15,569,657    $84,857,875
--------------------------
Issued in reinvestment
of distributions                  14,682         105,840         84,229        472,507
--------------------------
Redeemed                         (45,897)       (333,204)      (897,619)    (4,909,192)
----------------------------------------------------------------------------------------
Net increase                   1,877,626     $13,545,956     14,756,267    $80,421,190
========================================================================================

PERIOD ENDED MARCH 31, 2003(1)
SHARES AUTHORIZED             12,500,000                      12,500,000
========================================================================================
Sold                              68,601        $382,117        879,004     $3,832,685
--------------------------
Issued in reinvestment
of distributions                     168             960          2,565         11,183
--------------------------
Redeemed                               --              --       (10,988)       (47,541)
----------------------------------------------------------------------------------------
Net increase                      68,769        $383,077        870,581     $3,796,327
========================================================================================

(1) January 31, 2003 (commencement of sale) through March 31, 2003.

                                                                    (continued)

------
23

Notes to Financial Statements

MARCH 31, 2004

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

----------------------------------------------------------------------------------------
                                         VALUE                 LARGE COMPANY VALUE
----------------------------------------------------------------------------------------
                                 SHARES         AMOUNT        SHARES         AMOUNT
----------------------------------------------------------------------------------------
B CLASS
----------------------------------------------------------------------------------------
YEAR ENDED MARCH 31, 2004
SHARES AUTHORIZED             10,000,000                      10,000,000
========================================================================================
Sold                             325,475      $2,262,656         941,958    $5,004,654
--------------------------
Issued in reinvestment
of distributions                   2,870          20,369           2,194        12,206
--------------------------
Redeemed                          (1,037)         (6,826)         (9,734)     (55,649)
----------------------------------------------------------------------------------------
Net increase                     327,308      $2,276,199         934,418    $4,961,211
========================================================================================

PERIOD ENDED MARCH 31, 2003(1)
SHARES AUTHORIZED             12,500,000                      12,500,000
========================================================================================
Sold                              16,166         $88,356          20,387       $88,403
--------------------------
Issued in reinvestment
of distributions                      31             178              20            87
----------------------------------------------------------------------------------------
Net increase                      16,197         $88,534          20,407       $88,490
========================================================================================

C CLASS
----------------------------------------------------------------------------------------
YEAR ENDED MARCH 31, 2004
SHARES AUTHORIZED             20,000,000                      10,000,000
========================================================================================
Sold                             448,094      $3,133,894       1,684,759    $9,139,813
--------------------------
Issued in reinvestment
of distributions                   8,150          57,775           3,044        16,875
--------------------------
Redeemed                         (38,154)       (280,955)        (87,941)    (471,870)
----------------------------------------------------------------------------------------
Net increase                     418,090      $2,910,714       1,599,862    $8,684,818
========================================================================================

YEAR ENDED MARCH 31, 2003
SHARES AUTHORIZED             50,000,000                      12,500,000
========================================================================================
Sold                             227,828      $1,428,806         240,718    $1,085,147
--------------------------
Issued in reinvestment
of distributions                   6,947          41,666             782         3,482
--------------------------
Redeemed                         (53,371)       (311,605)        (16,074)     (71,637)
----------------------------------------------------------------------------------------
Net increase                     181,404      $1,158,867         225,426    $1,016,992
========================================================================================

R CLASS
----------------------------------------------------------------------------------------

PERIOD ENDED MARCH 31, 2004(2)
SHARES AUTHORIZED                     N/A                      10,000,000
========================================================================================
Sold                                                               28,522     $166,961
--------------------------
Issued in reinvestment
of distributions                                                       40          235
----------------------------------------------------------------------------------------
Net increase                                                       28,562     $167,196
========================================================================================

(1) January 31, 2003 (commencement of sale) through March 31, 2003.

(2) August 29, 2003 (commencement of sale) through March 31, 2004 for Large Company Value.

                                                                    (continued)

------
24

Notes to Financial Statements

MARCH 31, 2004

5. AFFILIATED COMPANY TRANSACTIONS

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended March 31, 2004 follows:

----------------------------------------------------------------------------------------------------
                     SHARE BALANCE  PURCHASE      SALES     REALIZED          MARCH 31, 2004
FUND/COMPANY            3/31/03       COST        COST        GAIN     SHARE BALANCE  MARKET VALUE
----------------------------------------------------------------------------------------------------
VALUE
----------------------------------------------------------------------------------------------------
Littelfuse, Inc.(1)    1,136,200    $775,896  $15,685,882  $2,511,095    584,391       $21,739,345
====================================================================================================

(1) Non-income producing.

6. SECURITIES LENDING

As of March 31, 2004, securities in Value valued at $35,807,631 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash, and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was
$35,848,729. Value's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due.
If the borrower defaults, receipt of the collateral by Value may be delayed or limited.

7. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM, have a $650,000,000 unsecured bank line of credit agreement with JPMCB, which was renewed from
$620,000,000 effective December 17, 2003. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended March 31, 2004.

8. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended March 31, 2004 and March 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                    VALUE              LARGE COMPANY VALUE
--------------------------------------------------------------------------------
                              2004         2003         2004        2003
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income           $26,592,109   $59,261,034    $5,399,587   $1,780,633
--------------------------------------------------------------------------------
Long-term capital gains   $27,341,810       $--           $--          $--
--------------------------------------------------------------------------------

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

                                                                    (continued)

------
25

Notes to Financial Statements

MARCH 31, 2004

8. FEDERAL TAX INFORMATION (CONTINUED)

As of March 31, 2004, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
                                                                  LARGE COMPANY
                                                      VALUE           VALUE
--------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
--------------------------------------------------------------------------------
Federal tax cost of investments                  $2,579,342,237   $564,855,539
================================================================================
Gross tax appreciation of investments              $287,501,496    $71,292,722
-----------------------------------------------
Gross tax depreciation of investments               (30,055,078)    (3,426,973)
--------------------------------------------------------------------------------
Net tax appreciation of investments                $257,446,418    $67,865,749
================================================================================
Net tax appreciation on translation
of assets and liabilities
in foreign currencies                              $     19,487             --
--------------------------------------------------------------------------------
Net tax appreciation                               $257,465,905    $67,865,749
================================================================================
Undistributed ordinary income                       $91,918,738        $82,065
-----------------------------------------------
Accumulated long-term gains                         $68,459,323            $--
-----------------------------------------------
Accumulated capital losses                                  $--       $(81,436)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

The accumulated capital loss listed above represents net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryover expires in 2011.

9. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

During the fiscal year ended March 31, 2004, the following amount distributed was designated as capital gains dividends.

--------------------------------------------------------------------------------
                  VALUE                           LARGE COMPANY VALUE
--------------------------------------------------------------------------------
               $27,341,810                                $--
--------------------------------------------------------------------------------

For corporate taxpayers, the following percentage of the ordinary income distributions paid during the fiscal year ended March 31, 2004, qualify for the corporate dividends received deduction.

--------------------------------------------------------------------------------
                 VALUE                            LARGE COMPANY VALUE
--------------------------------------------------------------------------------
                 100%                                    100%
--------------------------------------------------------------------------------

Value and Large Company Value hereby designate $26,592,083 and $5,399,587 of qualified dividend income for the fiscal year end March 31, 2004.

------
26

Value - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31
-----------------------------------------------------------------------------------------
                                                    INVESTOR CLASS
-----------------------------------------------------------------------------------------
                               2004        2003          2002          2001        2000
-----------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period           $5.61       $7.19         $6.27         $5.35       $5.77
-----------------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment Income(1)     0.09        0.07          0.08          0.10        0.09
--------------------------
  Net Realized and
  Unrealized Gain (Loss)       2.18       (1.48)         1.03          0.92       (0.01)
-----------------------------------------------------------------------------------------
  Total From
  Investment Operations        2.27       (1.41)         1.11          1.02        0.08
-----------------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income           (0.08)      (0.07)        (0.08)        (0.10)      (0.09)
--------------------------
  From Net Realized Gains     (0.08)      (0.10)        (0.11)          --        (0.41)
-----------------------------------------------------------------------------------------
  Total Distributions         (0.16)      (0.17)        (0.19)        (0.10)      (0.50)
-----------------------------------------------------------------------------------------
Net Asset Value,
End of Period                 $7.72       $5.61         $7.19         $6.27       $5.35
=========================================================================================
  TOTAL RETURN(2)             40.66%     (19.85)%       17.96%        19.20%       1.42%

-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                     1.00%        1.00%        1.00%        1.00%        1.00%
--------------------------
Ratio of Net
Investment Income
to Average Net Assets          1.26%        1.19%        1.11%        1.71%        1.48%
--------------------------
Portfolio Turnover Rate         122%         102%         151%         150%         115%
--------------------------
Net Assets,
End of Period
(in thousands)            $2,152,265   $1,552,632   $2,068,901   $1,532,113   $1,388,646
-----------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
27

Value - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31
--------------------------------------------------------------------------------
                                             INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                              2004       2003       2002       2001      2000
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period           $5.61     $7.20       $6.27      $5.36     $5.78
--------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment Income(1)     0.10      0.09        0.09       0.11      0.10
--------------------------
  Net Realized and
  Unrealized Gain (Loss)       2.18     (1.50)       1.04       0.91     (0.01)
--------------------------------------------------------------------------------
  Total From
  Investment Operations        2.28     (1.41)       1.13       1.02      0.09
--------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income           (0.09)    (0.08)      (0.09)     (0.11)    (0.10)
--------------------------
  From Net Realized Gains     (0.08)    (0.10)      (0.11)       --      (0.41)
--------------------------------------------------------------------------------
  Total Distributions         (0.17)    (0.18)      (0.20)     (0.11)    (0.51)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                 $7.72     $5.61       $7.20      $6.27     $5.36
================================================================================
  TOTAL RETURN(2)             40.93%   (19.70)%     18.19%     19.24%     1.65%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                     0.80%      0.80%      0.80%      0.80%     0.80%
--------------------------
Ratio of Net
Investment Income to
Average Net Assets             1.46%      1.38%      1.31%      1.91%     1.68%
--------------------------
Portfolio Turnover Rate         122%       102%       151%       150%      115%
--------------------------
Net Assets,
End of Period
(in thousands)              $223,282   $179,196   $226,681   $186,987   $95,202
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
28

Value - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31
--------------------------------------------------------------------------------
                                                ADVISOR CLASS
--------------------------------------------------------------------------------
                               2004      2003        2002       2001      2000
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period           $5.60     $7.19       $6.27      $5.36     $5.77
--------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment Income(1)     0.07      0.06        0.06       0.08      0.07
--------------------------
  Net Realized and
  Unrealized Gain (Loss)       2.19     (1.49)       1.03       0.92      0.01
--------------------------------------------------------------------------------
  Total From
  Investment Operations        2.26     (1.43)       1.09       1.00      0.08
--------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income           (0.06)    (0.06)      (0.06)     (0.09)    (0.08)
--------------------------
  From Net
  Realized Gains              (0.08)    (0.10)      (0.11)       --      (0.41)
--------------------------------------------------------------------------------
  Total Distributions         (0.14)    (0.16)      (0.17)     (0.09)    (0.49)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                 $7.72     $5.60       $7.19      $6.27     $5.36
================================================================================
  TOTAL RETURN(2)             40.56%   (20.07)%     17.51%     18.72%     1.36%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                     1.25%      1.25%      1.25%      1.25%     1.25%
--------------------------
Ratio of Net
Investment Income
to Average Net Assets          1.01%      0.94%      0.86%      1.46%     1.23%
--------------------------
Portfolio Turnover Rate         122%       102%       151%       150%      115%
--------------------------
Net Assets,
End of Period
(in thousands)              $403,212   $210,984   $208,311   $102,357   $61,323
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
29

Value - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                                 A CLASS
--------------------------------------------------------------------------------
                                                             2004      2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $5.60     $5.77
-------------------------------------------------------------------------------
Income From Investment Operations
----------------------------------------------------------
  Net Investment Income(2)                                    0.07      0.01
----------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                     2.19     (0.16)
--------------------------------------------------------------------------------
  Total From Investment Operations                            2.26     (0.15)
--------------------------------------------------------------------------------
Distributions
----------------------------------------------------------
  From Net Investment Income                                 (0.06)    (0.02)
----------------------------------------------------------
  From Net Realized Gains                                    (0.08)       --
--------------------------------------------------------------------------------
  Total Distributions                                        (0.14)    (0.02)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                               $7.72     $5.60
================================================================================
  TOTAL RETURN(3)                                            40.55%    (2.67)%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets             1.25%   1.25%(4)
----------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets          1.01%   0.62%(4)
----------------------------------------------------------
Portfolio Turnover Rate                                        122%    102%(5)
----------------------------------------------------------
Net Assets, End of Period (in thousands)                    $15,029       $385
--------------------------------------------------------------------------------

(1) January 31, 2003 (commencement of sale) through March 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended March 31, 2003.

See Notes to Financial Statements.

------
30

Value - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                              B CLASS
--------------------------------------------------------------------------------
                                                          2004       2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $5.61       $5.77
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------------------
  Net Investment Income(2)                                0.01        --(3)
-------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                 2.20       (0.15)
--------------------------------------------------------------------------------
  Total From Investment Operations                        2.21       (0.15)
--------------------------------------------------------------------------------
Distributions
-------------------------------------------------------
  From Net Investment Income                             (0.01)      (0.01)
-------------------------------------------------------
  From Net Realized Gains                                (0.08)        --
--------------------------------------------------------------------------------
  Total Distributions                                    (0.09)      (0.01)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                           $7.73       $5.61
================================================================================
  TOTAL RETURN(4)                                        39.51%      (2.59)%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets         2.00%       1.98%(5)
-------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets
(Before Expense Waiver)                                   2.00%    2.00%(5)(6)
-------------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                     0.26%     (0.17)%(5)
-------------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets
(Before Expense Waiver)                                   0.26%  (0.19)%(5)(6)
-------------------------------------------------------
Portfolio Turnover Rate                                    122%        102%(7)
-------------------------------------------------------
Net Assets, End of Period (in thousands)                 $2,656         $91
--------------------------------------------------------------------------------

(1) January 31, 2003 (commencement of sale) through March 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) During the period ended March 31, 2003, the distributor voluntarily waived a portion of the distribution and service fees.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended March 31, 2003.

See Notes to Financial Statements.

------
31

Value - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                         C CLASS
--------------------------------------------------------------------------------
                                                2004       2003      2002(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $5.58      $7.18       $6.90
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------
  Net Investment Income(2)                      0.02       0.01        --(3)
-------------------------------------------
  Net Realized and Unrealized Gain (Loss)       2.19      (1.50)       0.42
--------------------------------------------------------------------------------
  Total From Investment Operations              2.21      (1.49)       0.42
--------------------------------------------------------------------------------
Distributions
-------------------------------------------
  From Net Investment Income                   (0.01)     (0.01)      (0.03)
-------------------------------------------
  From Net Realized Gains                      (0.08)     (0.10)      (0.11)
--------------------------------------------------------------------------------
  Total Distributions                          (0.09)     (0.11)      (0.14)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                 $7.70      $5.58       $7.18
================================================================================
  TOTAL RETURN(4)                              39.73%    (20.90)%      6.33%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                           2.00%       2.00%     2.00%(5)
-------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                           0.26%       0.19%   (0.06)%(5)
-------------------------------------------
Portfolio Turnover Rate                          122%        102%      151%(6)
-------------------------------------------
Net Assets, End of Period (in thousands)       $6,613      $2,461      $1,866
--------------------------------------------------------------------------------

(1) June 4, 2001 (commencement of sale) through March 31, 2002.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended March 31, 2002.

See Notes to Financial Statements.

------
32

Large Company Value -
Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                               INVESTOR CLASS
--------------------------------------------------------------------------------
                             2004       2003        2002       2001     2000(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period          $4.29     $5.53       $5.08      $4.59     $5.00
--------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment Income(2)    0.09      0.08        0.07       0.08      0.05
--------------------------
  Net Realized and
  Unrealized Gain (Loss)      1.59     (1.25)       0.45       0.48     (0.41)
--------------------------------------------------------------------------------
  Total From
  Investment Operations       1.68     (1.17)       0.52       0.56     (0.36)
--------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income          (0.08)    (0.07)      (0.07)     (0.07)    (0.05)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                $5.89     $4.29       $5.53      $5.08     $4.59
================================================================================
  TOTAL RETURN(3)            39.34%   (21.19)%     10.20%     12.38%    (7.22)%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                    0.90%      0.90%      0.90%      0.90%   0.90%(4)
--------------------------
Ratio of Net
Investment Income
to Average Net Assets         1.58%      1.75%      1.34%      1.62%   1.72%(4)
--------------------------
Portfolio Turnover Rate         14%        30%        34%        55%        51%
--------------------------
Net Assets,
End of Period
(in thousands)             $350,516   $152,641    $69,961    $19,348    $12,671
--------------------------------------------------------------------------------

(1) July 30, 1999 (inception) through March 31, 2000.

(2) Computed using the average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
33

Large Company Value -
Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                    INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                                                2004       2003        2002(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $4.29      $5.53        $5.44
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income(2)                       0.10       0.09         0.06
------------------------------------------
  Net Realized and Unrealized Gain (Loss)        1.59      (1.25)        0.08
--------------------------------------------------------------------------------
  Total From Investment Operations               1.69      (1.16)        0.14
--------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                    (0.09)     (0.08)       (0.05)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                  $5.89      $4.29        $5.53
================================================================================
  TOTAL RETURN(3)                               39.61%    (21.03)%       2.69%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                            0.70%       0.70%    0.70%(4)
------------------------------------------
Ratio of Net Investment Income
to Average Net Assets                            1.78%       1.95%    1.74%(4)
------------------------------------------
Portfolio Turnover Rate                            14%         30%      34%(5)
------------------------------------------
Net Assets, End of Period (in thousands)      $151,622     $21,110      $2,632
--------------------------------------------------------------------------------

(1) August 10, 2001 (commencement of sale) through March 31, 2002.

(2) Computed using the average shares throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended March 31, 2002.

See Notes to Financial Statements.

------
34

Large Company Value -
Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                    ADVISOR CLASS
--------------------------------------------------------------------------------
                                           2004     2003      2002      2001(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $4.29    $5.53     $5.08      $4.69
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income(2)                  0.07     0.07      0.06       0.03
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)   1.60    (1.25)     0.44       0.39
--------------------------------------------------------------------------------
  Total From Investment Operations          1.67    (1.18)     0.50       0.42
--------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Investment Income               (0.07)   (0.06)    (0.05)     (0.03)
--------------------------------------------------------------------------------
Net Asset Value, End of Period             $5.89    $4.29     $5.53      $5.08
================================================================================
  TOTAL RETURN(3)                          38.99%  (21.38)%    9.93%      8.94%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                       1.15%     1.15%    1.15%   1.15%(4)
-----------------------------------------
Ratio of Net Investment Income
to Average Net Assets                       1.33%     1.50%    1.09%   1.53%(4)
-----------------------------------------
Portfolio Turnover Rate                       14%       30%      34%     55%(5)
-----------------------------------------
Net Assets, End of Period
(in thousands)                            $19,265    $1,090       $6       $121
--------------------------------------------------------------------------------

(1) October 26, 2000 (commencement of sale) through March 31, 2001.

(2) Computed using the average shares throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended March 31, 2001.

See Notes to Financial Statements.

------
35

Large Company Value -
Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                                 A CLASS
--------------------------------------------------------------------------------
                                                             2004     2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $4.29     $4.46
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------------------
  Net Investment Income(2)                                    0.07      0.01
--------------------------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                     1.61     (0.17)
--------------------------------------------------------------------------------
  Total From Investment Operations                            1.68     (0.16)
--------------------------------------------------------------------------------
Distributions
-------------------------------------------------------
  From Net Investment Income                                 (0.07)    (0.01)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                               $5.90     $4.29
================================================================================
  TOTAL RETURN(3)                                            39.22%    (3.49)%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets             1.15%   1.15%(4)
-------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets          1.33%   1.79%(4)
-------------------------------------------------------
Portfolio Turnover Rate                                         14%     30%(5)
-------------------------------------------------------
Net Assets, End of Period (in thousands)                    $92,171     $3,733
--------------------------------------------------------------------------------

(1) January 31, 2003 (commencement of sale) through March 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended March 31, 2003.

See Notes to Financial Statements.

------
36

Large Company Value -
Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                               B CLASS
--------------------------------------------------------------------------------
                                                          2004       2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $4.29      $4.46
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------------------
  Net Investment Income(2)                                 0.03       0.01
-------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                  1.62      (0.17)
--------------------------------------------------------------------------------
  Total From Investment Operations                         1.65      (0.16)
--------------------------------------------------------------------------------
Distributions
-------------------------------------------------------
  From Net Investment Income                              (0.03)     (0.01)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                            $5.91      $4.29
================================================================================
  TOTAL RETURN(3)                                         38.41%     (3.58)%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets          1.90%   1.88%(4)
-------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets
(Before Expense Waiver)                                    1.90%   1.90%(4)(5)
-------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets       0.58%   0.74%(4)
-------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets
(Before Expense Waiver)                                    0.58%   0.72%(4)(5)
-------------------------------------------------------
Portfolio Turnover Rate                                      14%        30%(6)
-------------------------------------------------------
Net Assets, End of Period (in thousands)                  $5,642           $88
--------------------------------------------------------------------------------

(1) January 31, 2003 (commencement of sale) through March 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) During the period ended March 31, 2003, the distributor voluntarily waived a portion of the distribution and service fees.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended March 31, 2003.

See Notes to Financial Statements.

------
37

Large Company Value -
Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                        C CLASS
--------------------------------------------------------------------------------
                                               2004       2003         2002(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $4.28      $5.53         $5.14
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income(2)                      0.03       0.03          0.01
------------------------------------------
  Net Realized and Unrealized Gain (Loss)       1.61      (1.25)         0.39
--------------------------------------------------------------------------------
  Total From Investment Operations              1.64      (1.22)         0.40
--------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                   (0.03)     (0.03)        (0.01)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                 $5.89      $4.28         $5.53
================================================================================
  TOTAL RETURN(3)                              38.27%    (22.13)%        7.78%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                           1.90%       1.90%     1.90%(4)
------------------------------------------
Ratio of Net Investment Income
to Average Net Assets                           0.58%       0.75%     0.33%(4)
------------------------------------------
Portfolio Turnover Rate                           14%         30%       34%(5)
------------------------------------------
Net Assets, End of Period (in thousands)      $11,030      $1,163         $257
--------------------------------------------------------------------------------

(1) November 7, 2001 (commencement of sale) through March 31, 2002.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended March 31, 2002.

See Notes to Financial Statements.

------
38

Large Company Value -
Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                      R CLASS
--------------------------------------------------------------------------------
                                                                       2004(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $5.18
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------------------
  Net Investment Income(2)                                               0.03
--------------------------------------------------------------------
  Net Realized and Unrealized Gain                                       0.72
--------------------------------------------------------------------------------
  Total From Investment Operations                                       0.75
--------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------
  From Net Investment Income                                            (0.04)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $5.89
================================================================================
  TOTAL RETURN(3)                                                       14.63%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                     1.40%(4)
--------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                  0.77%(4)
--------------------------------------------------------------------
Portfolio Turnover Rate                                                 14%(5)
--------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                 $168
--------------------------------------------------------------------------------

(1) August 29, 2003 (commencement of sale) through March 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended March 31, 2004.

See Notes to Financial Statements.

------
39

Independent Auditors' Report

The Board of Directors and Shareholders
American Century Capital Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Value Fund and Large Company Value Fund,
(collectively, the "Funds"), two of the funds comprising American Century
Capital Portfolios, Inc., as of March 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Value
Fund and Large Company Value Fund as of March 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 11, 2004

------
40

Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
75, although the remaining independent directors may temporarily waive this requirement on a case-by-case basis. Those listed as interested directors are
"interested" primarily by virtue of their engagement as officers of American
Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM);
the fund's principal underwriter, American Century Investment Services, Inc.
(ACIS); and the fund's transfer agent, American Century Services Corporation
(ACSC).

The other directors (more than three-fourths of the total number) are independent; that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACSC. The directors serve in this capacity for five registered investment companies in the American Century family of funds.

All persons named as officers of the funds also serve in a similar capacity for the other 12 investment companies advised by ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN (64), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 23

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (71), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director Emeritus(1)

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (59), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
--------------------------------------------------------------------------------

(1) Dr. Robert Doering resigned as full-time director, effective November 5,
    2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

                                                                    (continued)

------
41

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
D.D. (DEL) HOCK (69), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
and J.D. Edwards & Company
--------------------------------------------------------------------------------
DONALD H. PRATT (66), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company and
Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS (60), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (58), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 9

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Chief
Integration Officer, Sprint Corporation (September 2003 to present); Senior Vice
President - Financial Services, Sprint Corporation (January 2003 to September
2003); Senior Vice President, Finance - Global Markets Group, Sprint Corporation
(November 1998 to January 2003)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (42), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR. (80)(1), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 45

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACSC and other ACC subsidiaries; Director, ACIM,
ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III (45)(1), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 13

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Chief Executive Officer, ACC (June 1996 to September 2000); Director,
ACC, ACIM, ACSC and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

------
42

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS (48), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); President, ACIS (July
2003 to present); Chief Operating Officer, ACC (June 1996 to September 2000);
Also serves as: Executive Vice President, ACSC and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON (58), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); President, ACSC (January 1999 to present); Executive Vice President, ACC
(May 1995 to present); Also serves as: Executive Vice President and Chief
Financial Officer, ACIM, ACIS and other ACC subsidiaries; and Treasurer, ACIM
--------------------------------------------------------------------------------
MARYANNE ROEPKE (48), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President (April 1998
to present) and Assistant Treasurer (September 1985 to present), ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (45), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC and other ACC subsidiaries (June 1998 to present)
--------------------------------------------------------------------------------
ROBERT LEACH (37), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL (36), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to December 2003); Treasurer, American
Century Ventures, Inc. (December 1999 to January 2001)
--------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge upon request by calling 1-800-345-2021.

------
43

Share Class Information

Six classes of shares are authorized for sale by Value: Investor Class,
Institutional Class, Advisor Class, A Class, B Class, and C Class. Seven classes of shares are authorized for sale by Large Company Value: Investor Class,
Institutional Class, Advisor Class, A Class, B Class, C Class, and R Class. The
expense ratios of Advisor, A, B, C, and R Class shares are higher than that of
Investor Class. The total expense ratio of Institutional Class shares is lower.
ON JANUARY 31, 2003, INVESTOR CLASS SHARES BECAME UNAVAILABLE TO NEW INVESTORS.

INVESTOR CLASS shares are available for purchase BY EXISTING SHAREHOLDERS in two ways: 1) directly from American Century without any commissions or other fees;
or 2) through a broker-dealer, which may require payment of a transaction fee to the broker.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of
Institutional Class shares is 0.20% less than the total expense ratio of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

A CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 4.50% to 0.00% for fixed-income funds and 5.75% to 0.00% for equity funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A Class shares may be subject to a contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. A Class shares also are subject to a 0.25% annual Rule 12b-1 service and distribution fee.

B CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. B Class shares also are subject to a 1.00% annual Rule 12b-1 service and distribution fee. B Class shares automatically convert to A Class shares (with lower expenses) eight years after their purchase date.

                                                                    (continued)

------
44

Share Class Information

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. C Class shares also are subject to a
Rule 12b-1 service and distribution fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. R Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------
45

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's manager, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the manager uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's Web site at
americancentury.com and on the Securities and Exchange Commission's Web site at
sec.gov.

------
46

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The LIPPER MULTI-CAP VALUE INDEX is an equally-weighted index of, typically, the
30 largest mutual funds that use a value investment strategy to purchase securities of companies of all market capitalizations.

The S&P 500 INDEX is a market-value weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

The RUSSELL 1000 VALUE INDEX measures the performance of those Russell 1000 companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth rates.

The NASDAQ COMPOSITE INDEX is a market-value weighted index of all domestic and international common stocks listed on the Nasdaq stock market.

The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials but including service-oriented firms.  Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

------
47

Notes

------
48

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
                                                                 COMPANIES

The American Century logo, American Century and
American Century Investments are service marks
of American Century Services Corporation.

0405                              American Century Investment Services, Inc.
SH-ANN-38153S                     (c)2004 American Century Services Corporation

[front cover]

MARCH 31, 2004

American Century Investments
Annual Report

[graphic of market line chart]
[graphic of starfish]
[graphic of two bridges]

Equity Index Fund

[american century investments logo and text logo]

[inside front cover]

Our Message to You.......................................................   1

EQUITY INDEX

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

                JAMES E. STOWERS III WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the annual report for the Equity Index fund for the year ended March 31, 2004.

The report includes comparative performance figures, portfolio and market commentary, summary tables, a full list of portfolio holdings, and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Also, through our Web site americancentury.com, we provide quarterly commentaries on all American Century portfolios, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.

Your next shareholder report for this fund will be the semiannual report dated
September 30, 2004, available in approximately six months.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

      [signature]
      James E. Stowers, Jr.
      FOUNDER AND CHAIRMAN

      [signature]
      James E. Stowers III
      CO-CHAIRMAN OF THE BOARD

------
1

Equity Index - Performance

TOTAL RETURNS AS OF MARCH 31, 2004
                                       ----------------------
                                       AVERAGE ANNUAL RETURNS
-------------------------------------------------------------------------------
                                                     SINCE          INCEPTION
                       1 YEAR         5 YEARS      INCEPTION           DATE
-------------------------------------------------------------------------------
 INVESTOR CLASS        34.27%         -1.69%         -0.90%          2/26/99
-------------------------------------------------------------------------------
 S&P 500 INDEX         35.12%         -1.20%      -0.42%(1)            --
-------------------------------------------------------------------------------
 Institutional Class   34.53%         -1.49%         -0.71%          2/26/99
-------------------------------------------------------------------------------

(1) Since 2/28/99, the date nearest the Investor Class's inception for which data are available.

GROWTH OF $10,000 OVER LIFE OF CLASS
$10,000 investment made February 26, 1999

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended March 31
--------------------------------------------------------------------------------
                    1999*      2000      2001       2002       2003       2004
--------------------------------------------------------------------------------
 Investor Class     4.00%     17.17%   -22.04%     -0.16%    -25.02%     34.27%
--------------------------------------------------------------------------------
 S&P 500 Index      4.01%     17.94%   -21.68%      0.24%    -24.76%     35.12%
--------------------------------------------------------------------------------

* From 2/26/99, the Investor Class's inception date. Index data from 2/28/99, the date nearest the Investor Class's inception for which data are available.
  Not annualized.

The charts on the performance page give historical return data for the fund.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Unless otherwise indicated, the charts are based on Investor Class shares; performance for other classes will vary due to differences in fee structures. Past performance does not guarantee future results. None of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and  principal value will fluctuate, and redemption value may be more or less than original cost.

------
2

Equity Index - Portfolio Commentary

A PORTFOLIO COMMENTARY FROM BARCLAYS GLOBAL FUND ADVISORS, THE SUBADVISOR FOR
THE EQUITY INDEX FUND.

Equity Index advanced 34.27%* during the 12 months ended March 31, 2004, slightly behind the benchmark it tracks, the S&P 500 Index, which increased
35.12%. The portfolio's results varied slightly because about 2% of assets were invested in short-term cash equivalents. Mutual funds typically carry a small balance of cash to meet redemptions.

OPTIMISM STALLED IN MARCH

The period began with U.S. troops capturing Baghdad, which helped clear the anxiety that clouded the pre-war investment environment. The second quarter of
2003 produced the S&P 500's biggest rally since the last three months of 1998 and the index's eighth-best quarterly performance since World War II. The next three months produced the fastest quarterly growth in gross domestic product, corporate profits and worker productivity in about two decades. Optimism that the torrid pace would continue into 2004 helped push consumer confidence in
January to its highest level since November 2000. But on March 11, exactly one month after the S&P 500 Index reached a 23-month high, terrorist bombings of
Madrid commuter trains revived security concerns and optimism stalled.

Despite March's shock, the S&P 500 Index completed the period with four consecutive quarterly increases, its longest streak since 1998. All 10 of the index's sector stakes contributed, and more than 92% of the 500 stocks in the index gained during the period.

FINANCIAL STOCKS ADVANCED

Financial stocks, which represented on average about one-fifth of the total assets in the index during the period, benefited from a variety of factors.
Citigroup, the world's largest diversified financial corporation, cited the resurgent global economy, high credit quality, and its acquisition of the credit card business of Sears Roebuck and Home Depot as factors that produced strong net income throughout the year. The stock market rally produced higher revenues for capital markets companies and boosted the equity assets held by insurers.

BUSINESSES INCREASED THEIR SPENDING

The 12-month period included three consecutive quarters of increased business spending, which had a positive impact

TOP TEN HOLDINGS
AS OF MARCH 31, 2004
--------------------------------------------------------------------------------
                                        % OF FUND             % OF FUND
                                       INVESTMENTS           INVESTMENTS
                                          AS OF                 AS OF
                                         3/31/04               9/30/03
--------------------------------------------------------------------------------
General Electric Co.                      2.9%                  3.2%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                         2.6%                  2.6%
--------------------------------------------------------------------------------
Microsoft Corporation                     2.5%                  3.2%
--------------------------------------------------------------------------------
Pfizer, Inc.                              2.5%                  2.5%
--------------------------------------------------------------------------------
Citigroup Inc.                            2.5%                  2.5%
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                     2.4%                  2.6%
--------------------------------------------------------------------------------
American International
Group, Inc.                               1.8%                  1.6%
--------------------------------------------------------------------------------
Intel Corp.                               1.7%                  1.9%
--------------------------------------------------------------------------------
Cisco Systems Inc.                        1.5%                  1.5%
--------------------------------------------------------------------------------
International Business
Machines Corp.                            1.5%                  1.6%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.

                                                                    (continued)

------
3

Equity Index - Portfolio Commentary

on companies that supply products and services to corporations. Many sectors were  lifted, including basic materials and industrials, but the companies that contributed the most were in information technology. Among the leaders were communications equipment stocks, paced by network equipment giant Cisco, which reported its highest quarterly sales in almost three years because of rising demand for routers and switches. Semiconductor makers were led by Intel, the world's biggest microchip maker, as demand increased for flash chips that are used in cellular phones and digital cameras.

CONSUMER CONFIDENCE BUOYED RETAILERS

Rising consumer confidence, the low interest-rate environment and a $350 billion package of federal tax cuts signed into law during the period benefited consumer discretionary stocks. Home improvement specialty stores, such as Home Depot, benefited from the strong housing market, exemplified by seven consecutive quarters of increased residential investment.

Consumer staples stocks contributed, including Altria, whose American tobacco division improved from a favorable decision in U.S. courts and greater fourth-quarter volume, retail share and profitability. Wal-Mart Stores, the world's largest retailer, gained when it increased its 2004 profit forecast shortly after it reported higher winter sales.

Oil prices steadily rose throughout the final months, as a tightening worldwide petroleum supply pushed U.S. average gasoline prices, unadjusted for inflation, to an all-time high. That helped Exxon Mobil and other energy stocks as well as the companies that provide equipment and service to them.

HEALTH CARE STOCKS AMONG FEW DETRACTORS

Though many health care firms advanced, some detracted. Two of the biggest losers were pharmaceuticals. Johnson & Johnson declined after the company reported its inability to keep up with the demand for its Cypher cardiovascular stent device. Merck tumbled after discontinuing work on experimental drugs for depression and diabetes even though they were in the late stages of development.

TOP FIVE INDUSTRIES
AS OF MARCH 31, 2004
--------------------------------------------------------------------------------
                                        % OF FUND             % OF FUND
                                       INVESTMENTS           INVESTMENTS
                                          AS OF                 AS OF
                                         3/31/04               9/30/03
--------------------------------------------------------------------------------
Pharmaceuticals                           7.8%                  8.4%
--------------------------------------------------------------------------------
Commercial Banks                          6.3%                  6.1%
--------------------------------------------------------------------------------
Oil & Gas                                 5.0%                  4.8%
--------------------------------------------------------------------------------
Insurance                                 4.7%                  4.4%
--------------------------------------------------------------------------------
Software                                  4.2%                  4.9%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          AS OF                 AS OF
                                         3/31/04               9/30/03
--------------------------------------------------------------------------------
Common Stocks
& Futures                                99.9%                 99.8%
--------------------------------------------------------------------------------
Temporary Cash
Investments                               0.1%                  0.2%
--------------------------------------------------------------------------------

------
4

Equity Index - Schedule of Investments

MARCH 31, 2004

Shares                                                               Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 98.5%

AEROSPACE & DEFENSE -- 1.8%
--------------------------------------------------------------------------------
           77,938  Boeing Co.                                     $  3,200,913
--------------------------------------------------------------------------------
           18,319  General Dynamics Corp.                            1,636,436
--------------------------------------------------------------------------------
           10,969  Goodrich Corporation                                307,900
--------------------------------------------------------------------------------
           79,708  Honeywell International Inc.                      2,698,116
--------------------------------------------------------------------------------
           41,768  Lockheed Martin Corp.                             1,906,292
--------------------------------------------------------------------------------
           17,202  Northrop Grumman Corp.                            1,693,021
--------------------------------------------------------------------------------
           38,544  Raytheon Company                                  1,207,969
--------------------------------------------------------------------------------
           16,426  Rockwell Collins                                    519,226
--------------------------------------------------------------------------------
           47,735  United Technologies Corp.                         4,119,530
--------------------------------------------------------------------------------
                                                                    17,289,403
--------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS -- 1.0%
--------------------------------------------------------------------------------
           27,645  FedEx Corporation                                 2,077,798
--------------------------------------------------------------------------------
            6,032  Ryder System, Inc.                                  233,619
--------------------------------------------------------------------------------
          104,446  United Parcel Service, Inc. Cl B                  7,294,509
--------------------------------------------------------------------------------
                                                                     9,605,926
--------------------------------------------------------------------------------

AIRLINES -- 0.1%
--------------------------------------------------------------------------------
           11,351  Delta Air Lines Inc.                                 89,900
--------------------------------------------------------------------------------
           72,946  Southwest Airlines Co.                            1,036,563
--------------------------------------------------------------------------------
                                                                     1,126,463
--------------------------------------------------------------------------------

AUTO COMPONENTS -- 0.2%
--------------------------------------------------------------------------------
            7,014  Cooper Tire & Rubber                                141,332
--------------------------------------------------------------------------------
           13,897  Dana Corp.                                          275,994
--------------------------------------------------------------------------------
           51,931  Delphi Corp.                                        517,233
--------------------------------------------------------------------------------
           16,118  Goodyear Tire &
                   Rubber Co. (The)(1)                                 137,648
--------------------------------------------------------------------------------
           17,329  Johnson Controls, Inc.                            1,025,010
--------------------------------------------------------------------------------
           12,019  Visteon Corp.                                       115,022
--------------------------------------------------------------------------------
                                                                     2,212,239
--------------------------------------------------------------------------------

AUTOMOBILES -- 0.6%
--------------------------------------------------------------------------------
          169,658  Ford Motor Company                                2,302,259
--------------------------------------------------------------------------------
           51,945  General Motors Corp.                              2,446,609
--------------------------------------------------------------------------------
           28,067  Harley-Davidson, Inc.                             1,497,094
--------------------------------------------------------------------------------
                                                                     6,245,962
--------------------------------------------------------------------------------

BEVERAGES -- 2.7%
--------------------------------------------------------------------------------
            3,346  Adolph Coors Company Cl B                           232,380
--------------------------------------------------------------------------------
           75,491  Anheuser-Busch Companies, Inc.                    3,850,041
--------------------------------------------------------------------------------
           11,264  Brown-Forman Corp.                                  536,842
--------------------------------------------------------------------------------
          226,645  Coca-Cola Company (The)                          11,400,244
--------------------------------------------------------------------------------
           42,144  Coca-Cola Enterprises                             1,018,620
--------------------------------------------------------------------------------
           24,351  Pepsi Bottling Group Inc.                           724,442
--------------------------------------------------------------------------------
          158,567  PepsiCo, Inc.                                     8,538,833
--------------------------------------------------------------------------------
                                                                    26,301,402
--------------------------------------------------------------------------------

Shares                                                               Value
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 1.1%
--------------------------------------------------------------------------------
          119,526  Amgen Inc.(1)                                  $  6,952,827
---------------------------------------------------------------------------------
           30,336  Biogen Idec Inc.(1)                               1,686,682
---------------------------------------------------------------------------------
           17,392  Chiron Corp.(1)                                     765,422
---------------------------------------------------------------------------------
           20,754  Genzyme Corp.(1)                                    976,268
---------------------------------------------------------------------------------
           22,978  MedImmune, Inc.(1)                                  530,332
---------------------------------------------------------------------------------
                                                                    10,911,531
---------------------------------------------------------------------------------

BUILDING PRODUCTS -- 0.2%
--------------------------------------------------------------------------------
            6,740  American Standard
                   Companies Inc.(1)                                   766,675
--------------------------------------------------------------------------------
           42,231  Masco Corp.                                       1,285,089
---------------------------------------------------------------------------------
                                                                     2,051,764
---------------------------------------------------------------------------------

CAPITAL MARKETS -- 3.8%
--------------------------------------------------------------------------------
           71,653  Bank of New York Co.,
                   Inc. (The)                                        2,257,070
--------------------------------------------------------------------------------
            9,608  Bear Stearns Companies
                   Inc. (The)                                          842,429
--------------------------------------------------------------------------------
           20,083  E*TRADE Group Inc.(1)                               268,108
---------------------------------------------------------------------------------
           10,148  Federated Investors Inc.                            318,952
---------------------------------------------------------------------------------
           23,238  Franklin Resources, Inc.                          1,293,892
---------------------------------------------------------------------------------
           44,682  Goldman Sachs Group, Inc. (The)                   4,662,567
---------------------------------------------------------------------------------
          190,414  J.P. Morgan Chase & Co.                           7,987,866
---------------------------------------------------------------------------------
           22,435  Janus Capital Group Inc.                            367,485
---------------------------------------------------------------------------------
           25,585  Lehman Brothers Holdings Inc.                     2,120,229
---------------------------------------------------------------------------------
           39,833  Mellon Financial Corp.                            1,246,375
---------------------------------------------------------------------------------
           89,727  Merrill Lynch & Co., Inc.                         5,344,140
---------------------------------------------------------------------------------
          101,455  Morgan Stanley                                    5,813,372
---------------------------------------------------------------------------------
           20,409  Northern Trust Corp.                                950,855
---------------------------------------------------------------------------------
          125,688  Schwab (Charles) Corp.                            1,459,238
---------------------------------------------------------------------------------
           30,947  State Street Corp.                                1,613,267
---------------------------------------------------------------------------------
           11,546  T. Rowe Price Group Inc.                            621,521
---------------------------------------------------------------------------------
                                                                    37,167,366
---------------------------------------------------------------------------------

CHEMICALS -- 1.5%
--------------------------------------------------------------------------------
           21,051  Air Products & Chemicals, Inc.                    1,055,076
---------------------------------------------------------------------------------
           86,096  Dow Chemical Co.                                  3,467,946
---------------------------------------------------------------------------------
           92,347  du Pont (E.I.) de Nemours & Co.                   3,898,889
---------------------------------------------------------------------------------
            7,239  Eastman Chemical Company                            308,961
---------------------------------------------------------------------------------
           23,869  Ecolab Inc.                                         680,983
---------------------------------------------------------------------------------
           11,700  Engelhard Corporation                               349,713
---------------------------------------------------------------------------------
            4,701  Great Lakes Chemical Corp.                          112,119
---------------------------------------------------------------------------------
           10,197  Hercules Inc.(1)                                    117,062
---------------------------------------------------------------------------------
            8,753  International Flavors
                    & Fragrances Inc.                                  310,732
---------------------------------------------------------------------------------
           24,397  Monsanto Co.                                        894,638
---------------------------------------------------------------------------------
           15,740  PPG Industries, Inc.                                917,642
---------------------------------------------------------------------------------
           30,121  Praxair, Inc.                                     1,118,091
---------------------------------------------------------------------------------
           20,608  Rohm and Haas Co.                                   821,023
---------------------------------------------------------------------------------
            6,461  Sigma-Aldrich Corp.                                 357,552
---------------------------------------------------------------------------------
                                                                    14,410,427
---------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
5

Equity Index - Schedule of Investments

MARCH 31, 2004

Shares                                                               Value
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 6.3%
--------------------------------------------------------------------------------
           32,517  AmSouth Bancorporation                         $    764,475
--------------------------------------------------------------------------------
          134,306  Bank of America Corp.                            10,876,099
--------------------------------------------------------------------------------
          103,576  Bank One Corp.                                    5,646,964
--------------------------------------------------------------------------------
           50,635  BB&T Corporation                                  1,787,416
--------------------------------------------------------------------------------
           20,615  Charter One Financial Inc.                          728,946
--------------------------------------------------------------------------------
           16,250  Comerica Inc.                                       882,700
--------------------------------------------------------------------------------
           52,487  Fifth Third Bancorp                               2,906,205
--------------------------------------------------------------------------------
           11,653  First Tennessee National Corp.                      555,848
--------------------------------------------------------------------------------
           98,901  FleetBoston Financial Corp.                       4,440,655
--------------------------------------------------------------------------------
           21,269  Huntington Bancshares Inc.                          471,959
--------------------------------------------------------------------------------
           38,813  KeyCorp                                           1,175,646
--------------------------------------------------------------------------------
           11,110  M&T Bank Corp.                                      998,234
--------------------------------------------------------------------------------
           20,976  Marshall & Ilsley Corp.                             793,103
--------------------------------------------------------------------------------
           56,312  National City Corp.                               2,003,581
--------------------------------------------------------------------------------
           14,062  North Fork Bancorporation, Inc.                     595,104
--------------------------------------------------------------------------------
           25,683  PNC Financial Services Group                      1,423,352
--------------------------------------------------------------------------------
           20,559  Regions Financial Corp.                             750,815
--------------------------------------------------------------------------------
           30,726  SouthTrust Corp.                                  1,018,874
--------------------------------------------------------------------------------
           26,079  SunTrust Banks, Inc.                              1,817,967
--------------------------------------------------------------------------------
           27,950  Synovus Financial Corp.                             683,378
--------------------------------------------------------------------------------
          178,136  U.S. Bancorp                                      4,925,460
--------------------------------------------------------------------------------
           17,498  Union Planters Corp.                                522,315
--------------------------------------------------------------------------------
          121,967  Wachovia Corp.                                    5,732,449
--------------------------------------------------------------------------------
          156,777  Wells Fargo & Co.                                 8,884,552
--------------------------------------------------------------------------------
            8,344  Zions Bancorporation                                477,277
--------------------------------------------------------------------------------
                                                                    60,863,374
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES -- 1.1%
--------------------------------------------------------------------------------
           29,795  Allied Waste Industries Inc.(1)                     396,571
--------------------------------------------------------------------------------
           16,328  Apollo Group Inc. Cl A(1)                         1,406,004
--------------------------------------------------------------------------------
           10,241  Avery Dennison Corp.                                637,093
--------------------------------------------------------------------------------
           16,517  Block (H & R), Inc.                                 842,863
--------------------------------------------------------------------------------
           93,630  Cendant Corporation                               2,283,635
--------------------------------------------------------------------------------
           15,807  Cintas Corp.                                        687,446
--------------------------------------------------------------------------------
            4,646  Deluxe Corp.                                        186,305
--------------------------------------------------------------------------------
           12,991  Equifax Inc.                                        335,428
--------------------------------------------------------------------------------
           10,366  Monster Worldwide Inc.                              271,589
--------------------------------------------------------------------------------
           21,642  Pitney Bowes, Inc.                                  922,166
--------------------------------------------------------------------------------
           19,844  R. R. Donnelley & Sons Company                      600,281
--------------------------------------------------------------------------------
           15,931  Robert Half International Inc.(1)                   376,290
--------------------------------------------------------------------------------
           53,745  Waste Management, Inc.                            1,622,024
--------------------------------------------------------------------------------
                                                                    10,567,695
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 3.0%
--------------------------------------------------------------------------------
           73,987  ADC Telecommunications Inc.(1)                      214,562
--------------------------------------------------------------------------------
           14,401  Andrew Corporation(1)                               252,018
--------------------------------------------------------------------------------
           38,943  Avaya Inc.(1)                                       618,415
--------------------------------------------------------------------------------
           44,289  CIENA Corporation(1)                                220,116
--------------------------------------------------------------------------------
          636,874  Cisco Systems Inc.(1)                            14,979,277
--------------------------------------------------------------------------------
           17,991  Comverse Technology, Inc.(1)                        326,357
--------------------------------------------------------------------------------
          124,107  Corning Inc.(1)                                   1,387,516
--------------------------------------------------------------------------------

Shares                                                               Value
--------------------------------------------------------------------------------

          133,006  JDS Uniphase Corp.(1)                          $    541,334
---------------------------------------------------------------------------------
          392,507  Lucent Technologies Inc.(1)                       1,613,204
---------------------------------------------------------------------------------
          216,304  Motorola, Inc.                                    3,806,950
---------------------------------------------------------------------------------
            8,784  QLogic Corp.(1)                                     289,960
---------------------------------------------------------------------------------
           74,438  QUALCOMM Inc.                                     4,944,172
---------------------------------------------------------------------------------
           14,110  Scientific-Atlanta, Inc.                            456,317
---------------------------------------------------------------------------------
           38,854  Tellabs, Inc.(1)                                    335,310
---------------------------------------------------------------------------------
                                                                    29,985,508
---------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 3.7%
--------------------------------------------------------------------------------
           33,940  Apple Computer, Inc.(1)                             918,077
---------------------------------------------------------------------------------
          237,239  Dell Inc.(1)                                      7,975,976
---------------------------------------------------------------------------------
          223,363  EMC Corp.(1)                                      3,039,970
---------------------------------------------------------------------------------
           33,254  Gateway, Inc.(1)                                    175,581
---------------------------------------------------------------------------------
          282,517  Hewlett-Packard Co.                               6,452,688
---------------------------------------------------------------------------------
          157,480  International Business
                    Machines Corp.                                  14,462,964
---------------------------------------------------------------------------------
           11,901  Lexmark International, Inc.(1)                    1,094,892
---------------------------------------------------------------------------------
            8,821  NCR Corp.(1)                                        388,653
---------------------------------------------------------------------------------
           31,973  Network Appliance, Inc.(1)                          685,821
---------------------------------------------------------------------------------
          302,620  Sun Microsystems, Inc.(1)                         1,258,899
---------------------------------------------------------------------------------
                                                                    36,453,521
---------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING(2)
--------------------------------------------------------------------------------
            7,668  Fluor Corp.                                         296,675
---------------------------------------------------------------------------------

CONSTRUCTION MATERIALS(2)
--------------------------------------------------------------------------------
            9,450  Vulcan Materials Co.                                448,308
---------------------------------------------------------------------------------

CONSUMER FINANCE -- 1.3%
--------------------------------------------------------------------------------
          119,178  American Express Co.                              6,179,379
---------------------------------------------------------------------------------
           21,383  Capital One Financial Corp.                       1,612,920
---------------------------------------------------------------------------------
          118,369  MBNA Corporation                                  3,270,535
---------------------------------------------------------------------------------
           27,107  Providian Financial Corp.(1)                        355,102
---------------------------------------------------------------------------------
           41,747  SLM Corporation                                   1,747,112
---------------------------------------------------------------------------------
                                                                    13,165,048
---------------------------------------------------------------------------------

CONTAINERS & PACKAGING -- 0.2%
--------------------------------------------------------------------------------
            5,181  Ball Corp.                                          351,168
---------------------------------------------------------------------------------
            9,767  Bemis Co.                                           253,942
---------------------------------------------------------------------------------
           14,680  Pactiv Corp.(1)                                     326,630
---------------------------------------------------------------------------------
            7,906  Sealed Air Corp.(1)                                 393,166
---------------------------------------------------------------------------------
            5,071  Temple-Inland Inc.                                  321,197
---------------------------------------------------------------------------------
                                                                     1,646,103
---------------------------------------------------------------------------------

DISTRIBUTORS -- 0.1%
--------------------------------------------------------------------------------
           16,144  Genuine Parts Company                               528,232
---------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 2.7%
--------------------------------------------------------------------------------
          477,191  Citigroup Inc.                                   24,670,775
---------------------------------------------------------------------------------
           13,792  Moody's Corp.                                       976,474
---------------------------------------------------------------------------------
           29,915  Principal Financial Group                         1,065,871
---------------------------------------------------------------------------------
                                                                    26,713,120
---------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
6

Equity Index - Schedule of Investments

MARCH 31, 2004

Shares                                                               Value
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.8%
--------------------------------------------------------------------------------
           28,911  ALLTEL Corp.                                   $  1,442,370
--------------------------------------------------------------------------------
           73,174  AT&T Corp.                                        1,432,015
--------------------------------------------------------------------------------
          169,962  BellSouth Corp.                                   4,706,248
--------------------------------------------------------------------------------
           13,413  CenturyTel Inc.                                     368,723
--------------------------------------------------------------------------------
           26,555  Citizens Communications
                   Company(1)                                          343,622
--------------------------------------------------------------------------------
          163,699  Qwest Communications
                   International Inc.(1)                               705,543
--------------------------------------------------------------------------------
          306,552  SBC Communications Inc.                           7,522,786
--------------------------------------------------------------------------------
           83,743  Sprint Corp.                                      1,543,383
--------------------------------------------------------------------------------
          255,854  Verizon Communications                            9,348,905
--------------------------------------------------------------------------------
                                                                    27,413,595
--------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 2.1%
--------------------------------------------------------------------------------
           11,674  Allegheny Energy, Inc.(1)                           160,051
--------------------------------------------------------------------------------
           16,813  Ameren Corp.                                        774,911
--------------------------------------------------------------------------------
           36,598  American Electric Power                           1,204,806
--------------------------------------------------------------------------------
           28,620  CenterPoint Energy, Inc.                            327,127
--------------------------------------------------------------------------------
           16,499  Cinergy Corp.                                       674,644
--------------------------------------------------------------------------------
           14,813  CMS Energy Corp.(1)                                 132,576
--------------------------------------------------------------------------------
           20,887  Consolidated Edison, Inc.                           921,117
--------------------------------------------------------------------------------
           30,059  Dominion Resources Inc.                           1,932,794
--------------------------------------------------------------------------------
           15,599  DTE Energy Company                                  641,899
--------------------------------------------------------------------------------
           30,175  Edison International                                732,951
--------------------------------------------------------------------------------
           21,199  Entergy Corp.                                     1,261,341
--------------------------------------------------------------------------------
           30,374  Exelon Corporation                                2,091,856
--------------------------------------------------------------------------------
           30,560  FirstEnergy Corp.                                 1,194,285
--------------------------------------------------------------------------------
           17,043  FPL Group, Inc.                                   1,139,325
--------------------------------------------------------------------------------
           38,571  PG&E Corp.(1)                                     1,117,402
--------------------------------------------------------------------------------
            8,517  Pinnacle West Capital Corp.                         335,144
--------------------------------------------------------------------------------
           16,414  PPL Corporation                                     748,478
--------------------------------------------------------------------------------
           22,693  Progress Energy Inc.                              1,068,386
--------------------------------------------------------------------------------
           67,811  Southern Co.                                      2,068,235
--------------------------------------------------------------------------------
           17,265  TECO Energy, Inc.                                   252,587
--------------------------------------------------------------------------------
           29,983  TXU Corp.                                           859,313
--------------------------------------------------------------------------------
           36,951  XCEL Energy Inc.                                    658,097
--------------------------------------------------------------------------------
                                                                    20,297,325
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 0.4%
--------------------------------------------------------------------------------
           18,449  American Power Conversion Corp.                     424,511
--------------------------------------------------------------------------------
            8,668  Cooper Industries, Ltd.                             495,636
--------------------------------------------------------------------------------
           38,983  Emerson Electric Co.                              2,335,862
--------------------------------------------------------------------------------
            7,656  Power-One Inc.(1)                                    84,675
--------------------------------------------------------------------------------
           17,274  Rockwell Automation Inc.                            598,890
--------------------------------------------------------------------------------
            5,376  Thomas & Betts Corp.                                117,304
--------------------------------------------------------------------------------
                                                                     4,056,878
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.5%
--------------------------------------------------------------------------------
           44,033  Agilent Technologies, Inc.(1)                     1,392,765
--------------------------------------------------------------------------------
           18,523  Jabil Circuit, Inc.(1)                              545,132
--------------------------------------------------------------------------------
           17,647  Molex Inc.                                          536,292
--------------------------------------------------------------------------------

Shares                                                               Value
--------------------------------------------------------------------------------

           11,661  PerkinElmer, Inc.                              $    241,266
---------------------------------------------------------------------------------
           47,916  Sanmina-SCI Corp.(1)                                527,555
---------------------------------------------------------------------------------
           77,544  Solectron Corp.(1)                                  428,818
---------------------------------------------------------------------------------
           21,465  Symbol Technologies, Inc.                           296,217
---------------------------------------------------------------------------------
            7,772  Tektronix, Inc.                                     254,222
---------------------------------------------------------------------------------
           15,154  Thermo Electron Corp.(1)                            428,555
---------------------------------------------------------------------------------
           11,301  Waters Corp.(1)                                     461,533
---------------------------------------------------------------------------------
                                                                     5,112,355
---------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES -- 0.9%
--------------------------------------------------------------------------------
           31,004  Baker Hughes Inc.                                 1,131,026
---------------------------------------------------------------------------------
           14,685  BJ Services Co.(1)                                  635,420
---------------------------------------------------------------------------------
           40,573  Halliburton Co.                                   1,233,013
---------------------------------------------------------------------------------
           13,592  Nabors Industries Ltd.(1)                           621,834
---------------------------------------------------------------------------------
           12,434  Noble Corp.(1)                                      477,714
---------------------------------------------------------------------------------
            9,311  Rowan Companies, Inc.(1)                            196,369
---------------------------------------------------------------------------------
           54,393  Schlumberger Ltd.                                 3,472,994
---------------------------------------------------------------------------------
           29,607  Transocean Inc.(1)                                  825,739
---------------------------------------------------------------------------------
                                                                     8,594,109
---------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 3.6%
--------------------------------------------------------------------------------
           33,977  Albertson's Inc.                                    752,591
---------------------------------------------------------------------------------
           42,418  Costco Wholesale Corporation(1)                   1,593,220
---------------------------------------------------------------------------------
           36,581  CVS Corp.                                         1,291,309
---------------------------------------------------------------------------------
           68,986  Kroger Co. (The)(1)                               1,147,927
---------------------------------------------------------------------------------
           40,975  Safeway Inc.(1)                                     843,266
---------------------------------------------------------------------------------
           12,500  Supervalu Inc.                                      381,750
---------------------------------------------------------------------------------
           59,842  Sysco Corp.                                       2,336,830
---------------------------------------------------------------------------------
          400,915  Wal-Mart Stores, Inc.                            23,930,616
---------------------------------------------------------------------------------
           94,978  Walgreen Co.                                      3,129,525
---------------------------------------------------------------------------------
           13,020  Winn-Dixie Stores, Inc.                              98,952
---------------------------------------------------------------------------------
                                                                    35,505,986
---------------------------------------------------------------------------------

FOOD PRODUCTS -- 1.2%
--------------------------------------------------------------------------------
           59,926  Archer-Daniels-Midland Co.                        1,010,952
---------------------------------------------------------------------------------
           38,012  Campbell Soup Company                             1,036,587
---------------------------------------------------------------------------------
           49,746  ConAgra Foods, Inc.                               1,340,157
---------------------------------------------------------------------------------
           34,595  General Mills, Inc.                               1,614,894
---------------------------------------------------------------------------------
           32,580  H.J. Heinz Company                                1,214,908
---------------------------------------------------------------------------------
           12,055  Hershey Foods Corp.                                 998,757
---------------------------------------------------------------------------------
           37,989  Kellogg Co.                                       1,490,688
---------------------------------------------------------------------------------
           12,930  McCormick & Company,
                    Incorporated                                       433,414
---------------------------------------------------------------------------------
           73,185  Sara Lee Corp.                                    1,599,824
---------------------------------------------------------------------------------
           20,813  Wrigley (Wm.) Jr. Company                         1,230,465
---------------------------------------------------------------------------------
                                                                    11,970,646
---------------------------------------------------------------------------------

GAS UTILITIES -- 0.3%
--------------------------------------------------------------------------------
           14,759  KeySpan Corporation                                 564,089
---------------------------------------------------------------------------------
           11,412  Kinder Morgan, Inc.                                 719,184
---------------------------------------------------------------------------------
            4,048  NICOR Inc.                                          142,611
---------------------------------------------------------------------------------
           24,355  NiSource Inc.                                       517,544
---------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
7

Equity Index - Schedule of Investments

MARCH 31, 2004

Shares                                                               Value
--------------------------------------------------------------------------------

            3,383  People's Energy Corp.                          $    151,051
--------------------------------------------------------------------------------
           20,961  Sempra Energy                                       666,560
--------------------------------------------------------------------------------
                                                                     2,761,039
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES -- 2.0%
--------------------------------------------------------------------------------

           19,368  Applera Corporation-Applied
                   Biosystems Group                                    383,099
-------------------------------------------------------------------------------
            4,826  Bard (C.R.), Inc.                                   471,211
--------------------------------------------------------------------------------
            4,914  Bausch & Lomb Inc. Cl A                             294,693
--------------------------------------------------------------------------------
           56,541  Baxter International, Inc.                        1,746,551
--------------------------------------------------------------------------------
           23,521  Becton Dickinson & Co.                            1,140,298
--------------------------------------------------------------------------------
           23,663  Biomet Inc.                                         907,713
--------------------------------------------------------------------------------
           75,898  Boston Scientific Corp.(1)                        3,216,557
--------------------------------------------------------------------------------
           28,815  Guidant Corp.                                     1,826,007
--------------------------------------------------------------------------------
          112,287  Medtronic, Inc.                                   5,361,703
--------------------------------------------------------------------------------
            4,486  Millipore Corp.(1)                                  230,491
--------------------------------------------------------------------------------
           15,981  St. Jude Medical, Inc.(1)                         1,152,230
--------------------------------------------------------------------------------
           18,473  Stryker Corp.                                     1,635,415
--------------------------------------------------------------------------------
           22,404  Zimmer Holdings Inc.(1)                           1,652,967
--------------------------------------------------------------------------------
                                                                    20,018,935
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES -- 2.1%
--------------------------------------------------------------------------------
           14,133  AETNA Inc.                                        1,268,013
--------------------------------------------------------------------------------
           10,377  AmerisourceBergen Corp.                             567,414
--------------------------------------------------------------------------------
           12,811  Anthem, Inc.(1)                                   1,161,189
--------------------------------------------------------------------------------
           40,191  Cardinal Health, Inc.                             2,769,160
--------------------------------------------------------------------------------
           41,300  Caremark Rx Inc.(1)                               1,373,225
--------------------------------------------------------------------------------
           13,002  CIGNA Corp.                                         767,378
--------------------------------------------------------------------------------
            7,296  Express Scripts, Inc. Cl A(1)                       544,209
--------------------------------------------------------------------------------
           45,896  HCA Inc.                                          1,864,296
--------------------------------------------------------------------------------
           22,249  Health Management
                   Associates, Inc. Cl A                               516,399
--------------------------------------------------------------------------------
           15,035  Humana Inc.(1)                                      285,966
--------------------------------------------------------------------------------
           22,205  IMS Health Inc.                                     516,488
--------------------------------------------------------------------------------
            8,346  Manor Care, Inc.                                    294,530
--------------------------------------------------------------------------------
           26,987  McKesson Corp.                                      812,039
--------------------------------------------------------------------------------
           25,013  Medco Health Solutions Inc.(1)                      850,442
--------------------------------------------------------------------------------
            9,621  Quest Diagnostics Inc.                              796,907
--------------------------------------------------------------------------------
           43,017  Tenet Healthcare Corp.(1)                           480,070
--------------------------------------------------------------------------------
           57,974  UnitedHealth Group Incorporated                   3,735,844
--------------------------------------------------------------------------------
           14,294  Wellpoint Health Networks Inc.(1)                 1,625,514
--------------------------------------------------------------------------------
                                                                    20,229,083
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 1.4%
--------------------------------------------------------------------------------
           58,367  Carnival Corporation                              2,621,262
--------------------------------------------------------------------------------
           15,402  Darden Restaurants, Inc.                            381,816
--------------------------------------------------------------------------------
           10,251  Harrah's Entertainment, Inc.                        562,677
--------------------------------------------------------------------------------
           35,167  Hilton Hotels Corporation                           571,464
--------------------------------------------------------------------------------
           32,050  International Game Technology                     1,440,968
--------------------------------------------------------------------------------
           21,413  Marriott International, Inc.                        911,123
--------------------------------------------------------------------------------
          117,182  McDonald's Corporation                            3,347,889
--------------------------------------------------------------------------------
           36,475  Starbucks Corporation(1)                          1,376,931
--------------------------------------------------------------------------------

Shares                                                               Value
--------------------------------------------------------------------------------

           18,727  Starwood Hotels & Resorts
                   Worldwide, Inc.                                $    758,444
---------------------------------------------------------------------------------
           10,602  Wendy's International, Inc.                         431,395
---------------------------------------------------------------------------------
           27,228  Yum! Brands, Inc.(1)                              1,034,392
---------------------------------------------------------------------------------
                                                                    13,438,361
---------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 0.5%
--------------------------------------------------------------------------------
            6,110  American Greetings(1)                               139,125
---------------------------------------------------------------------------------
            7,241  Black & Decker Corporation                          412,303
---------------------------------------------------------------------------------
           11,528  Centex Corp.                                        623,204
---------------------------------------------------------------------------------
           13,513  Fortune Brands, Inc.                              1,035,500
---------------------------------------------------------------------------------
            4,336  KB Home                                             350,349
---------------------------------------------------------------------------------
           17,873  Leggett & Platt, Inc.                               423,769
---------------------------------------------------------------------------------
            7,220  Maytag Corporation                                  227,935
---------------------------------------------------------------------------------
           25,435  Newell Rubbermaid Inc.                              590,092
---------------------------------------------------------------------------------
           11,521  Pulte Homes Inc.                                    640,567
---------------------------------------------------------------------------------
            5,356  Snap-on Incorporated                                173,213
---------------------------------------------------------------------------------
            7,579  Stanley Works (The)                                 323,472
---------------------------------------------------------------------------------
            6,470  Whirlpool Corp.                                     445,589
---------------------------------------------------------------------------------
                                                                     5,385,118
---------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 2.0%
--------------------------------------------------------------------------------
           19,548  Clorox Company                                      956,093
---------------------------------------------------------------------------------
           49,498  Colgate-Palmolive Co.                             2,727,340
---------------------------------------------------------------------------------
           46,602  Kimberly-Clark Corp.                              2,940,586
---------------------------------------------------------------------------------
          119,777  Procter & Gamble Co. (The)                       12,562,211
---------------------------------------------------------------------------------
                                                                    19,186,230
---------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 4.1%
--------------------------------------------------------------------------------
           72,658  3M Co.                                            5,948,510
---------------------------------------------------------------------------------
          944,153  General Electric Co.                             28,815,551
---------------------------------------------------------------------------------
           12,589  Textron Inc.                                        669,105
---------------------------------------------------------------------------------
          185,233  Tyco International Ltd.                           5,306,925
---------------------------------------------------------------------------------
                                                                    40,740,091
---------------------------------------------------------------------------------

INSURANCE -- 4.7%
--------------------------------------------------------------------------------
           25,843  Ace, Ltd.                                         1,102,462
---------------------------------------------------------------------------------
           47,505  Aflac Inc.                                        1,906,851
---------------------------------------------------------------------------------
           65,178  Allstate Corp.                                    2,962,992
---------------------------------------------------------------------------------
            9,891  Ambac Financial Group, Inc.                         729,758
---------------------------------------------------------------------------------
          241,642  American International
                    Group, Inc.                                     17,241,157
---------------------------------------------------------------------------------
           29,034  AON Corp.                                           810,339
---------------------------------------------------------------------------------
           17,388  Chubb Corp.                                       1,209,162
---------------------------------------------------------------------------------
           14,864  Cincinnati Financial Corp.                          645,841
---------------------------------------------------------------------------------
           26,857  Hartford Financial Services
                    Group Inc. (The)                                 1,710,791
---------------------------------------------------------------------------------
           13,066  Jefferson-Pilot Corp.                               718,761
---------------------------------------------------------------------------------
           26,792  John Hancock Financial
                    Services, Inc.                                   1,170,542
---------------------------------------------------------------------------------
           16,480  Lincoln National Corp.                              779,834
---------------------------------------------------------------------------------
           17,182  Loews Corp.                                       1,014,769
---------------------------------------------------------------------------------
           49,130  Marsh & McLennan
                    Companies, Inc.                                  2,274,719
---------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
8

Equity Index - Schedule of Investments

MARCH 31, 2004

Shares                                                               Value
--------------------------------------------------------------------------------

           13,345  MBIA Inc.                                      $    836,732
--------------------------------------------------------------------------------
           70,411  MetLife, Inc.                                     2,512,264
--------------------------------------------------------------------------------
           20,011  Progressive Corp.                                 1,752,964
--------------------------------------------------------------------------------
           50,058  Prudential Financial Inc.                         2,241,597
--------------------------------------------------------------------------------
           12,859  Safeco Corp.                                        555,123
--------------------------------------------------------------------------------
           21,137  St. Paul Companies, Inc.                            845,691
--------------------------------------------------------------------------------
           10,514  Torchmark Corp.                                     565,548
--------------------------------------------------------------------------------
           93,081  Travelers Property Casualty Corp.                 1,607,509
--------------------------------------------------------------------------------
           27,533  UnumProvident Corp.                                 402,808
--------------------------------------------------------------------------------
           12,712  XL Capital Ltd. Cl A                                966,620
--------------------------------------------------------------------------------
                                                                    46,564,834
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL -- 0.4%
--------------------------------------------------------------------------------
           59,852  eBay Inc.(1)                                      4,149,539
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES -- 0.3%
--------------------------------------------------------------------------------
           61,424  Yahoo! Inc.(1)                                    2,984,592
--------------------------------------------------------------------------------

IT SERVICES -- 1.1%
--------------------------------------------------------------------------------
           54,860  Automatic Data Processing, Inc.                   2,304,120
--------------------------------------------------------------------------------
           17,352  Computer Sciences Corp.(1)                          699,806
--------------------------------------------------------------------------------
           13,150  Convergys Corp.(1)                                  199,880
--------------------------------------------------------------------------------
           44,479  Electronic Data Systems Corp.                       860,669
--------------------------------------------------------------------------------
           82,422  First Data Corp.                                  3,474,912
--------------------------------------------------------------------------------
           17,943  Fiserv, Inc.(1)                                     641,821
--------------------------------------------------------------------------------
           34,929  Paychex, Inc.                                     1,243,472
--------------------------------------------------------------------------------
           13,426  Sabre Holdings Corp.                                333,099
--------------------------------------------------------------------------------
           26,613  SunGard Data Systems Inc.(1)                        729,196
--------------------------------------------------------------------------------
           30,703  Unisys Corp.(1)                                     438,439
--------------------------------------------------------------------------------
                                                                    10,925,414
--------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS -- 0.2%
--------------------------------------------------------------------------------
            8,566  Brunswick Corp.                                     349,750
--------------------------------------------------------------------------------
           26,533  Eastman Kodak Co.                                   694,369
--------------------------------------------------------------------------------
           16,273  Hasbro, Inc.                                        353,938
--------------------------------------------------------------------------------
           39,775  Mattel, Inc.                                        733,450
--------------------------------------------------------------------------------
                                                                     2,131,507
--------------------------------------------------------------------------------

MACHINERY -- 1.4%
--------------------------------------------------------------------------------
           32,172  Caterpillar Inc.                                  2,543,839
--------------------------------------------------------------------------------
            5,462  Crane Co.                                           180,246
--------------------------------------------------------------------------------
            3,889  Cummins Inc.                                        227,312
--------------------------------------------------------------------------------
           14,226  Danaher Corp.                                     1,328,282
--------------------------------------------------------------------------------
           22,432  Deere & Co.                                       1,554,762
--------------------------------------------------------------------------------
           18,750  Dover Corp.                                         726,938
--------------------------------------------------------------------------------
           14,078  Eaton Corp.                                         791,043
--------------------------------------------------------------------------------
           28,549  Illinois Tool Works Inc.                          2,261,937
--------------------------------------------------------------------------------
           16,136  Ingersoll-Rand Company                            1,091,600
--------------------------------------------------------------------------------
            8,551  ITT Industries, Inc.                                652,698
--------------------------------------------------------------------------------
            6,414  Navistar International Corp.(1)                     294,082
--------------------------------------------------------------------------------
           16,199  Paccar Inc.                                         911,032
--------------------------------------------------------------------------------
           11,676  Pall Corp.                                          264,928
--------------------------------------------------------------------------------
           10,983  Parker-Hannifin Corp.                               620,540
--------------------------------------------------------------------------------
                                                                    13,449,239
--------------------------------------------------------------------------------

Shares                                                               Value
--------------------------------------------------------------------------------

MEDIA -- 3.7%
--------------------------------------------------------------------------------
           57,040  Clear Channel
                   Communications, Inc.                           $  2,415,644
--------------------------------------------------------------------------------
          208,565  Comcast Corporation(1)                            5,994,158
--------------------------------------------------------------------------------
          189,503  Disney (Walt) Co.                                 4,735,680
--------------------------------------------------------------------------------
            7,596  Dow Jones & Co. Inc.                                363,924
--------------------------------------------------------------------------------
           25,106  Gannett Co., Inc.                                 2,212,843
--------------------------------------------------------------------------------
           38,416  Interpublic Group of
                    Companies, Inc.(1)                                 590,838
--------------------------------------------------------------------------------
            7,409  Knight-Ridder, Inc.                                 542,709
--------------------------------------------------------------------------------
           17,741  McGraw-Hill
                    Companies, Inc. (The)                            1,350,800
--------------------------------------------------------------------------------
            4,612  Meredith Corp.                                      233,183
--------------------------------------------------------------------------------
           13,797  New York Times Co. (The) Cl A                       609,827
--------------------------------------------------------------------------------
           17,607  Omnicom Group Inc.                                1,412,962
--------------------------------------------------------------------------------
          421,161  Time Warner Inc.(1)                               7,100,774
--------------------------------------------------------------------------------
           30,589  Tribune Co.                                       1,542,909
--------------------------------------------------------------------------------
           29,869  Univision Communications
                    Inc. Cl A(1)                                       985,976
--------------------------------------------------------------------------------
          162,090  Viacom, Inc. Cl B                                 6,355,549
--------------------------------------------------------------------------------
                                                                    36,447,776
--------------------------------------------------------------------------------

METALS & MINING -- 0.7%
--------------------------------------------------------------------------------
           80,370  Alcoa Inc.                                        2,788,035
--------------------------------------------------------------------------------
            7,526  Allegheny Technologies Inc.                          91,065
--------------------------------------------------------------------------------
           15,947  Freeport-McMoRan
                    Copper & Gold, Inc. Cl B                           623,368
--------------------------------------------------------------------------------
           40,041  Newmont Mining Corporation                        1,867,112
--------------------------------------------------------------------------------
            7,289  Nucor Corp.                                         448,128
--------------------------------------------------------------------------------
            8,496  Phelps Dodge Corp.(1)                               693,783
--------------------------------------------------------------------------------
           10,287  United States Steel Corp.                           383,396
--------------------------------------------------------------------------------
            7,915  Worthington Industries, Inc.                        151,731
--------------------------------------------------------------------------------
                                                                     7,046,618
--------------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER -- 0.5%
--------------------------------------------------------------------------------
           57,737  AES Corporation (The)(1)                            492,497
--------------------------------------------------------------------------------
           37,979  Calpine Corporation(1)                              177,362
--------------------------------------------------------------------------------
           15,503  Constellation Energy Group Inc.                     619,345
--------------------------------------------------------------------------------
           84,061  Duke Energy Corp.                                 1,899,778
--------------------------------------------------------------------------------
           34,658  Dynegy Inc. Cl A(1)                                 137,246
--------------------------------------------------------------------------------
           58,249  El Paso Corp.                                       414,150
--------------------------------------------------------------------------------
           21,774  Public Service Enterprise
                    Group Inc.                                       1,022,943
--------------------------------------------------------------------------------
           48,095  Williams Cos Inc.                                   460,269
--------------------------------------------------------------------------------
                                                                     5,223,590
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 1.1%
--------------------------------------------------------------------------------
           10,746  Big Lots Inc.(1)                                    155,817
--------------------------------------------------------------------------------
            7,658  Dillard's Inc.                                      146,727
--------------------------------------------------------------------------------
           31,203  Dollar General Corp.                                599,098
--------------------------------------------------------------------------------
           15,995  Family Dollar Stores, Inc.                          575,020
--------------------------------------------------------------------------------
           16,742  Federated Department Stores, Inc.                   904,905
--------------------------------------------------------------------------------
           25,287  J.C. Penney Co. Inc.
                   Holding Company                                     879,482
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
9

Equity Index - Schedule of Investments

MARCH 31, 2004

Shares                                                               Value
--------------------------------------------------------------------------------

           31,496  Kohl's Corp.(1)                                $  1,522,202
--------------------------------------------------------------------------------
           26,714  May Department
                   Stores Co. (The)                                    923,770
--------------------------------------------------------------------------------
           12,768  Nordstrom, Inc.                                     509,443
--------------------------------------------------------------------------------
           20,858  Sears, Roebuck & Co.                                896,060
--------------------------------------------------------------------------------
           84,448  Target Corporation                                3,803,538
--------------------------------------------------------------------------------
                                                                    10,916,062
--------------------------------------------------------------------------------

OFFICE ELECTRONICS -- 0.1%
--------------------------------------------------------------------------------
           73,377  Xerox Corp.(1)                                    1,069,103
--------------------------------------------------------------------------------

OIL & GAS -- 5.0%
--------------------------------------------------------------------------------
            8,350  Amerada Hess Corp.                                  545,088
--------------------------------------------------------------------------------
           23,236  Anadarko Petroleum Corp.                          1,205,019
--------------------------------------------------------------------------------
           30,009  Apache Corp.                                      1,295,489
--------------------------------------------------------------------------------
            6,417  Ashland Inc.                                        298,326
--------------------------------------------------------------------------------
           18,400  Burlington Resources, Inc.                        1,170,792
--------------------------------------------------------------------------------
           99,045  ChevronTexaco Corp.                               8,694,171
--------------------------------------------------------------------------------
           63,246  ConocoPhillips                                    4,415,203
--------------------------------------------------------------------------------
           21,536  Devon Energy Corporation                          1,252,318
--------------------------------------------------------------------------------
           10,688  EOG Resources Inc.                                  490,472
--------------------------------------------------------------------------------
          607,498  Exxon Mobil Corp.                                25,265,843
--------------------------------------------------------------------------------
            9,372  Kerr-McGee Corp.                                    482,658
--------------------------------------------------------------------------------
           31,507  Marathon Oil Corp.                                1,060,841
--------------------------------------------------------------------------------
           35,788  Occidental Petroleum Corp.                        1,648,037
--------------------------------------------------------------------------------
            7,192  Sunoco, Inc.                                        448,637
--------------------------------------------------------------------------------
           23,983  Unocal Corp.                                        894,086
--------------------------------------------------------------------------------
                                                                    49,166,980
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS -- 0.5%
--------------------------------------------------------------------------------
           23,525  Georgia-Pacific Corp.                               792,557
--------------------------------------------------------------------------------
           44,519  International Paper Company                       1,881,373
--------------------------------------------------------------------------------
            9,734  Louisiana-Pacific Corp.                             251,137
--------------------------------------------------------------------------------
           18,608  MeadWestvaco Corp.                                  526,420
--------------------------------------------------------------------------------
           20,369  Weyerhaeuser Co.                                  1,334,170
--------------------------------------------------------------------------------
                                                                     4,785,657
--------------------------------------------------------------------------------

PERSONAL PRODUCTS -- 0.6%
--------------------------------------------------------------------------------
            8,228  Alberto-Culver Company Cl B                         360,962
--------------------------------------------------------------------------------
           21,902  Avon Products, Inc.                               1,661,705
--------------------------------------------------------------------------------
           93,504  Gillette Company                                  3,656,007
--------------------------------------------------------------------------------
                                                                     5,678,674
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 7.8%
--------------------------------------------------------------------------------
          144,836  Abbott Laboratories                               5,952,760
--------------------------------------------------------------------------------
           12,082  Allergan, Inc.                                    1,016,821
--------------------------------------------------------------------------------
          179,686  Bristol-Myers Squibb Co.                          4,353,792
--------------------------------------------------------------------------------
          104,044  Eli Lilly and Company                             6,960,544
--------------------------------------------------------------------------------
           33,952  Forest Laboratories, Inc. Cl A(1)                 2,431,642
--------------------------------------------------------------------------------
          275,022  Johnson & Johnson                                13,949,116
--------------------------------------------------------------------------------
           22,471  King Pharmaceuticals, Inc.(1)                       378,412
--------------------------------------------------------------------------------
          206,152  Merck & Co., Inc.                                 9,109,857
--------------------------------------------------------------------------------
          706,407  Pfizer, Inc.                                     24,759,566
--------------------------------------------------------------------------------
          136,147  Schering-Plough Corp.                             2,208,304
--------------------------------------------------------------------------------

Shares                                                               Value
--------------------------------------------------------------------------------

           10,031   Watson
                    Pharmaceuticals, Inc.(1)                      $    429,226
--------------------------------------------------------------------------------
          123,399   Wyeth                                            4,633,632
--------------------------------------------------------------------------------
                                                                    76,183,672
--------------------------------------------------------------------------------

REAL ESTATE -- 0.4%
--------------------------------------------------------------------------------
            8,806  Apartment Investment and
                   Management Co.                                      273,779
--------------------------------------------------------------------------------
           37,016  Equity Office Properties Trust                    1,069,393
--------------------------------------------------------------------------------
           25,492  Equity Residential                                  760,936
--------------------------------------------------------------------------------
           16,990  Plum Creek Timber Co. Inc.                          551,835
--------------------------------------------------------------------------------
           16,698  Prologis                                            598,957
--------------------------------------------------------------------------------
           17,705  Simon Property Group, Inc.                        1,034,680
--------------------------------------------------------------------------------
                                                                     4,289,580
--------------------------------------------------------------------------------

ROAD & RAIL -- 0.4%
--------------------------------------------------------------------------------
           34,374  Burlington Northern
                   Santa Fe Corp.                                    1,082,781
--------------------------------------------------------------------------------
           19,818  CSX Corporation                                     600,287
--------------------------------------------------------------------------------
           36,146  Norfolk Southern Corp.                              798,465
--------------------------------------------------------------------------------
           23,844  Union Pacific Corp.                               1,426,348
--------------------------------------------------------------------------------
                                                                     3,907,881
--------------------------------------------------------------------------------

SEMICONDUCTORS
& SEMICONDUCTOR EQUIPMENT -- 3.7%
--------------------------------------------------------------------------------
           32,371  Advanced Micro Devices, Inc.(1)                     525,381
--------------------------------------------------------------------------------
           35,055  Altera Corp.(1)                                     716,875
--------------------------------------------------------------------------------
           34,448  Analog Devices, Inc.                              1,653,848
--------------------------------------------------------------------------------
          155,347  Applied Materials, Inc.(1)                        3,321,319
--------------------------------------------------------------------------------
           28,221  Applied Micro Circuits Corp.(1)                     162,271
--------------------------------------------------------------------------------
           28,041  Broadcom Corp.(1)                                 1,098,366
--------------------------------------------------------------------------------
          600,808  Intel Corp.                                      16,341,978
--------------------------------------------------------------------------------
           18,031  KLA-Tencor Corp.(1)                                 907,861
--------------------------------------------------------------------------------
           28,922  Linear Technology Corp.                           1,070,692
--------------------------------------------------------------------------------
           35,323  LSI Logic Corp.(1)                                  329,917
--------------------------------------------------------------------------------
           30,443  Maxim Integrated Products, Inc.                   1,433,561
--------------------------------------------------------------------------------
           56,526  Micron Technology, Inc.(1)                          944,549
--------------------------------------------------------------------------------
           16,718  National Semiconductor Corp.(1)                     742,781
--------------------------------------------------------------------------------
           14,122  Novellus Systems, Inc.(1)                           448,938
--------------------------------------------------------------------------------
           15,114  NVIDIA Corp.(1)                                     400,370
--------------------------------------------------------------------------------
           16,121  PMC-Sierra, Inc.(1)                                 273,573
--------------------------------------------------------------------------------
           17,776  Teradyne, Inc.(1)                                   423,602
--------------------------------------------------------------------------------
          160,348  Texas Instruments Inc.                            4,685,369
--------------------------------------------------------------------------------
           31,694  Xilinx, Inc.(1)                                   1,204,372
--------------------------------------------------------------------------------
                                                                    36,685,623
--------------------------------------------------------------------------------

SOFTWARE -- 4.2%
--------------------------------------------------------------------------------
           21,852  Adobe Systems Inc.                                  861,624
--------------------------------------------------------------------------------
           10,259  Autodesk, Inc.                                      324,390
--------------------------------------------------------------------------------
           21,041  BMC Software Inc.(1)                                411,352
--------------------------------------------------------------------------------
           15,329  Citrix Systems, Inc.(1)                             331,413
--------------------------------------------------------------------------------
           53,649  Computer Associates
                   International, Inc.                               1,441,012
--------------------------------------------------------------------------------
           35,307  Compuware Corp.(1)                                  263,037
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
10

Equity Index - Schedule of Investments

MARCH 31, 2004

Shares                                                               Value
--------------------------------------------------------------------------------

           27,595  Electronic Arts Inc.(1)                        $  1,489,026
--------------------------------------------------------------------------------
           18,386  Intuit Inc.(1)                                      825,164
--------------------------------------------------------------------------------
            8,377  Mercury Interactive Corp.(1)                        375,290
--------------------------------------------------------------------------------
        1,000,016  Microsoft Corporation                            24,970,399
--------------------------------------------------------------------------------
           34,757  Novell, Inc.(1)                                     395,535
--------------------------------------------------------------------------------
          484,267  Oracle Corp.(1)                                   5,816,046
--------------------------------------------------------------------------------
           24,439  Parametric Technology Corp.(1)                      110,464
--------------------------------------------------------------------------------
           34,219  PeopleSoft, Inc.(1)                                 632,709
--------------------------------------------------------------------------------
           45,910  Siebel Systems, Inc.(1)                             528,424
--------------------------------------------------------------------------------
           28,652  Symantec Corp.(1)                                 1,326,588
--------------------------------------------------------------------------------
           39,611  Veritas Software Corp.(1)                         1,065,932
--------------------------------------------------------------------------------
                                                                    41,168,405
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 2.4%
--------------------------------------------------------------------------------
           25,567  AutoNation, Inc.(1)                                 435,917
--------------------------------------------------------------------------------
            8,157  Autozone Inc.(1)                                    701,257
--------------------------------------------------------------------------------
           27,421  Bed Bath & Beyond Inc.(1)                         1,145,101
--------------------------------------------------------------------------------
           29,987  Best Buy Co., Inc.                                1,550,928
--------------------------------------------------------------------------------
            7,949  Boise Cascade Corp.                                 275,433
--------------------------------------------------------------------------------
           19,255  Circuit City Stores-Circuit
                   City Group                                          217,582
--------------------------------------------------------------------------------
           83,007  Gap, Inc. (The)                                   1,819,513
--------------------------------------------------------------------------------
          210,791  Home Depot, Inc.                                  7,875,152
--------------------------------------------------------------------------------
           50,519  Limited Brands                                    1,010,380
--------------------------------------------------------------------------------
           72,857  Lowe's Companies, Inc.                            4,089,463
--------------------------------------------------------------------------------
           29,099  Office Depot, Inc.(1)                               547,643
--------------------------------------------------------------------------------
           15,250  RadioShack Corp.                                    505,690
--------------------------------------------------------------------------------
           13,544  Sherwin-Williams Co.                                520,496
--------------------------------------------------------------------------------
           45,874  Staples, Inc.(1)                                  1,164,741
--------------------------------------------------------------------------------
           13,606  Tiffany & Co.                                       519,341
--------------------------------------------------------------------------------
           46,618  TJX Companies, Inc. (The)                         1,144,938
--------------------------------------------------------------------------------
           19,987  Toys 'R' Us, Inc.(1)                                335,782
--------------------------------------------------------------------------------
                                                                    23,859,357
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS -- 0.3%
--------------------------------------------------------------------------------
           11,753  Jones Apparel Group, Inc.                           424,871
--------------------------------------------------------------------------------
           10,169  Liz Claiborne, Inc.                                 373,101
--------------------------------------------------------------------------------
           24,314  NIKE, Inc. Cl B                                   1,893,331
--------------------------------------------------------------------------------
            5,540  Reebok International Ltd.                           229,079
--------------------------------------------------------------------------------
           10,050  VF Corp.                                            469,335
--------------------------------------------------------------------------------
                                                                     3,389,717
--------------------------------------------------------------------------------

Shares/Principal Amount                                             Value
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE -- 1.8%
--------------------------------------------------------------------------------

           17,060  Countrywide Financial
                   Corporation                                    $  1,636,054
--------------------------------------------------------------------------------
           90,034  Fannie Mae                                        6,694,028
--------------------------------------------------------------------------------
           63,916  Freddie Mac                                       3,774,879
--------------------------------------------------------------------------------
           14,078  Golden West Financial Corp.                       1,576,032
--------------------------------------------------------------------------------
            9,122  MGIC Investment Corp.                               585,906
--------------------------------------------------------------------------------
           83,333  Washington Mutual, Inc.                           3,559,152
--------------------------------------------------------------------------------
                                                                    17,826,051
--------------------------------------------------------------------------------

TOBACCO -- 1.2%
--------------------------------------------------------------------------------
          189,393  Altria Group Inc.                                10,312,449
--------------------------------------------------------------------------------
            7,866  R.J. Reynolds Tobacco
                   Holdings, Inc.                                      475,893
--------------------------------------------------------------------------------
           15,387  UST Inc.                                            555,471
--------------------------------------------------------------------------------
                                                                    11,343,813
--------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS(2)
--------------------------------------------------------------------------------
            8,498  Grainger (W.W.), Inc.                               407,904
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES -- 0.7%
--------------------------------------------------------------------------------
          251,882  AT&T Wireless Services Inc.(1)                    3,428,113
--------------------------------------------------------------------------------
          101,872  Nextel Communications, Inc.(1)                    2,519,295
--------------------------------------------------------------------------------
           95,853  Sprint Corp. (PCS Group)(1)                         881,848
--------------------------------------------------------------------------------
                                                                     6,829,256
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $878,636,884)                                                969,130,662
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS --
SEGREGATED FOR FUTURES* -- 1.4%

Repurchase Agreement, Deutsche
Bank, Inc., (U.S. Treasury obligations),
in a joint trading account at 0.99%,
dated 3/31/04, due 4/1/04
(Delivery value $12,401,438)                                        12,401,097
--------------------------------------------------------------------------------

       $1,100,000  U.S. Treasury Bills, 0.92%,
                   6/24/04(3)(4)                                     1,097,703
--------------------------------------------------------------------------------

TOTAL TEMPORARY CASH INVESTMENTS -- SEGREGATED FOR FUTURES
(Cost $13,498,736)                                                  13,498,800
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 0.1%

Repurchase Agreement, Deutsche
Bank, Inc., (U.S. Treasury obligations),
in a joint trading account at 0.99%,
dated 3/31/04, due 4/1/04
(Delivery value $1,098,933)
(Cost $1,098,903)                                                    1,098,903
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $893,234,523)                                               $983,728,365
================================================================================

See Notes to Financial Statements.                                  (continued)

------
11

Equity Index - Schedule of Investments

MARCH 31, 2004

EQUITY FUTURES CONTRACTS*
                                           Underlying Face
      Purchased        Expiration Date     Amount at Value     Unrealized Loss
-------------------------------------------------------------------------------
  48  S&P 500 Futures     June 2004         $13,498,800          $(142,715)
                                         ======================================

*EQUITY FUTURES CONTRACTS typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.

(2) Industry is less than 0.05% of total investment securities.

(3) The rate indicated is the yield to maturity at purchase.

(4) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

See Notes to Financial Statements.

------
12

Statement of Assets and Liabilities

MARCH 31, 2004

ASSETS
---------------------------------------------------------------
Investment securities, at value (cost of $893,234,523)            $983,728,365
---------------------------------------------------------------
Cash                                                                   207,589
---------------------------------------------------------------
Receivable for investments sold                                         82,602
---------------------------------------------------------------
Dividends and interest receivable                                    1,177,350
-------------------------------------------------------------------------------
                                                                   985,195,906
-------------------------------------------------------------------------------

LIABILITIES
---------------------------------------------------------------
Payable for investments purchased                                      320,482
---------------------------------------------------------------
Payable for variation margin on futures contracts                       14,585
---------------------------------------------------------------
Accrued management fees                                                267,889
-------------------------------------------------------------------------------
                                                                       602,956
-------------------------------------------------------------------------------

NET ASSETS                                                        $984,592,950
===============================================================================

NET ASSETS CONSIST OF:
---------------------------------------------------------------
Capital (par value and paid-in surplus)                         $1,023,165,405
---------------------------------------------------------------
Undistributed net investment income                                    196,465
---------------------------------------------------------------
Accumulated net realized loss on investment transactions          (129,120,047)
---------------------------------------------------------------
Net unrealized appreciation on investments                          90,351,127
-------------------------------------------------------------------------------
                                                                $  984,592,950
===============================================================================

INVESTOR CLASS, $0.01 PAR VALUE
-------------------------------------------------------------------------------
Net assets                                                        $142,323,654
---------------------------------------------------------------
Shares outstanding                                                  31,650,735
---------------------------------------------------------------
Net asset value per share                                                $4.50
-------------------------------------------------------------------------------

INSTITUTIONAL CLASS, $0.01 PAR VALUE
-------------------------------------------------------------------------------
Net assets                                                        $842,269,296
---------------------------------------------------------------
Shares outstanding                                                 187,100,025
---------------------------------------------------------------
Net asset value per share                                                $4.50
-------------------------------------------------------------------------------

See Notes to Financial Statements.

------
13

Statement of Operations

YEAR ENDED MARCH 31, 2004

INVESTMENT INCOME
---------------------------------------------------------------
INCOME:
---------------------------------------------------------------
Dividends                                                         $ 13,011,189
---------------------------------------------------------------
Interest                                                               240,056
-------------------------------------------------------------------------------
                                                                    13,251,245
-------------------------------------------------------------------------------

EXPENSES:
---------------------------------------------------------------
Management fees                                                      2,491,286
---------------------------------------------------------------
Directors' fees and expenses                                            10,185
---------------------------------------------------------------
Other expenses                                                           5,549
-------------------------------------------------------------------------------
                                                                     2,507,020
-------------------------------------------------------------------------------

NET INVESTMENT INCOME                                               10,744,225
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
---------------------------------------------------------------
Net realized loss on investment transactions                       (20,901,861)
---------------------------------------------------------------
Change in net unrealized appreciation on investments               204,487,313
-------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                   183,585,452
-------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $194,329,677
===============================================================================

See Notes to Financial Statements.

------
14

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2004 AND MARCH 31, 2003
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS               2004                   2003

OPERATIONS
------------------------------------------
Net investment income                      $ 10,744,225          $   6,112,381
------------------------------------------
Net realized loss                           (20,901,861)           (72,582,191)
------------------------------------------
Change in net unrealized appreciation       204,487,313            (68,749,000)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                   194,329,677           (135,218,810)
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------
From net investment income:
------------------------------------------
  Investor Class                             (1,549,115)            (1,126,595)
------------------------------------------
  Institutional Class                        (8,965,901)            (4,947,464)
--------------------------------------------------------------------------------
Decrease in net assets from distributions   (10,515,016)            (6,074,059)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Net increase in net assets from
capital share transactions                  359,870,681             23,849,350
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS       543,685,342           (117,443,519)

NET ASSETS

Beginning of period                         440,907,608            558,351,127
--------------------------------------------------------------------------------
End of period                              $984,592,950          $ 440,907,608
================================================================================

Undistributed net investment income            $196,465                $55,532
================================================================================

See Notes to Financial Statements.

------
15

Notes to Financial Statements

MARCH 31, 2004

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Equity Index Fund (the fund) is one fund in a series issued by the corporation. The fund is non-diversified under the
1940 Act. The fund's investment objective is long-term capital growth. The fund seeks to achieve this objective by matching, as closely as possible, the investment characteristics and results of the Standard & Poor's 500 Composite
Price Index (S&P 500 Index). The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class and the
Institutional Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

                                                                    (continued)

------
16

Notes to Financial Statements

MARCH 31, 2004

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on each class's pro rata share of the fund's average daily closing net assets during the previous month. The annual management fee is
0.49% and 0.29% for the Investor and Institutional Classes, respectively.

ACIM has entered into a Subadvisory Agreement with Barclays Global Fund Advisors
(BGFA) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund's investment objectives, policies and restrictions under the supervision of ACIM and the Board of Directors. ACIM pays all costs associated with retaining BGFA as the subadvisor of the fund.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment
Services, Inc., and the corporation's transfer agent, American Century Services
Corporation.

During the year ended March 31, 2004, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment Management,
Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co.
(JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2004, were $513,664,754 and $121,744,122, respectively.

For the year ended March 31, 2004, the fund incurred a purchase in kind of equity securities valued at $238,160,141. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.

                                                                    (continued)

------
17

Notes to Financial Statements

MARCH 31, 2004

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                                               SHARES                 AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED MARCH 31, 2004
SHARES AUTHORIZED                           100,000,000
================================================================================
Sold                                         14,336,422            $59,091,604
------------------------------------------
Issued in reinvestment of distributions         351,675              1,503,313
------------------------------------------
Redeemed                                     (9,650,868)           (40,717,436)
--------------------------------------------------------------------------------
Net increase                                  5,037,229            $19,877,481
================================================================================

YEAR ENDED MARCH 31, 2003
SHARES AUTHORIZED                           100,000,000
================================================================================
Sold                                         13,566,898            $49,261,581
------------------------------------------
Issued in reinvestment of distributions         307,323              1,086,505
------------------------------------------
Redeemed                                    (11,011,245)           (39,968,754)
--------------------------------------------------------------------------------
Net increase                                  2,862,976            $10,379,332
================================================================================

INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
YEAR ENDED MARCH 31, 2004
SHARES AUTHORIZED                           400,000,000
================================================================================
Sold                                        122,967,665           $501,104,432
------------------------------------------
Issued in reinvestment of distributions       2,088,596              8,965,901
------------------------------------------
Redeemed                                    (41,439,189)          (170,077,133)
--------------------------------------------------------------------------------
Net increase                                 83,617,072           $339,993,200
================================================================================

YEAR ENDED MARCH 31, 2003
SHARES AUTHORIZED                           350,000,000
================================================================================
Sold                                         47,643,172           $172,078,406
------------------------------------------
Issued in reinvestment of distributions       1,369,205              4,840,187
------------------------------------------
Redeemed                                    (43,629,899)          (163,448,575)
--------------------------------------------------------------------------------
Net increase                                  5,382,478           $ 13,470,018
================================================================================

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPMCB, which was renewed from
$620,000,000 effective December 17, 2003. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended March 31, 2004.

                                                                    (continued)

------
18

Notes to Financial Statements

MARCH 31, 2004

6. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended March 31, 2004 and March 31, 2003 were as follows:

                                                        2004           2003
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary Income                                      $10,515,016    $6,074,059
--------------------------------------------------------------------------------
Long-Term Capital Gain                                        --            --
--------------------------------------------------------------------------------

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2004, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
--------------------------------------------------------------------------------
Federal tax cost of investments                                   $957,903,182
================================================================================
Gross tax appreciation of investments                             $118,795,460
---------------------------------------------------------------
Gross tax depreciation of investments                              (92,970,277)
--------------------------------------------------------------------------------
Net tax appreciation of investments                              $  25,825,183
================================================================================
Net tax appreciation (depreciation) on derivatives                         $--
--------------------------------------------------------------------------------
Net tax appreciation of investments                                $25,825,183
================================================================================
Undistributed ordinary income                                          198,769
---------------------------------------------------------------
Accumulated capital losses                                        $(64,596,407)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2009 through 2011.

7. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates $10,515,016 of qualified dividend income for the fiscal year ended March 31, 2004.

For corporate taxpayers, 100% of the ordinary income distributions paid during the fiscal year ended March 31, 2004, qualify for the corporate dividends received deduction.

------
19

Equity Index - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31
------------------------------------------------------------------------------------------------------------------
                                                                       INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------
                                              2004           2003           2002           2001           2000
PER-SHARE DATA

Net Asset Value, Beginning of Period         $3.39          $4.58          $4.63          $5.99           $5.20
------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income(1)                    0.05           0.05           0.04           0.05            0.05
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)     1.11          (1.19)         (0.05)         (1.36)           0.83
------------------------------------------------------------------------------------------------------------------
  Total From Investment Operations            1.16          (1.14)         (0.01)         (1.31)           0.88
------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Investment Income                 (0.05)         (0.05)         (0.04)         (0.05)         (0.05)
-----------------------------------------
  From Net Realized Gains                       --             --             --             --          (0.04)
------------------------------------------------------------------------------------------------------------------
  Total Distributions                        (0.05)         (0.05)         (0.04)         (0.05)         (0.09)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $4.50          $3.39          $4.58          $4.63           $5.99
==================================================================================================================
  TOTAL RETURN(2)                            34.27%       (25.02)%        (0.16)%       (22.04)%         17.17%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                         0.49%          0.49%          0.49%          0.49%          0.49%
-----------------------------------------
Ratio of Net Investment Income
to Average Net Assets                         1.23%          1.24%          0.91%          0.83%          0.94%
-----------------------------------------
Portfolio Turnover Rate                         16%            21%             4%            10%            13%
-----------------------------------------
Net Assets, End of Period (in thousands)   $142,324        $90,093       $108,760        $71,415         $68,905
------------------------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
20

Equity Index - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31
------------------------------------------------------------------------------------------------------------------
                                                                    INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------
                                              2004           2003           2002           2001            2000

PER-SHARE DATA

Net Asset Value, Beginning of Period         $3.39          $4.58          $4.64          $5.99           $5.20
------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income(1)                    0.06           0.05           0.05           0.06            0.06
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)     1.11          (1.19)         (0.06)         (1.35)           0.84
------------------------------------------------------------------------------------------------------------------
  Total From Investment Operations            1.17          (1.14)         (0.01)         (1.29)           0.90
------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Investment Income                 (0.06)         (0.05)         (0.05)         (0.06)         (0.07)
-----------------------------------------
  From Net Realized Gains                       --             --             --             --          (0.04)
------------------------------------------------------------------------------------------------------------------
  Total Distributions                        (0.06)         (0.05)         (0.05)         (0.06)         (0.11)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $4.50          $3.39          $4.58          $4.64           $5.99
==================================================================================================================
  TOTAL RETURN(2)                            34.53%       (24.87)%        (0.17)%       (21.72)%         17.43%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                         0.29%          0.29%          0.29%          0.29%          0.29%
-----------------------------------------
Ratio of Net Investment Income
to Average Net Assets                         1.43%          1.44%          1.11%          1.03%          1.14%
-----------------------------------------
Portfolio Turnover Rate                         16%            21%             4%            10%            13%
-----------------------------------------
Net Assets, End of Period (in thousands)   $842,269       $350,815       $449,591       $441,959       $398,560
------------------------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
21

Independent Auditors' Report

The Board of Directors and Shareholders
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Index Fund, (the "Fund"), one of the funds comprising American Century Capital Portfolios, Inc., as of March 31,
2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equity
Index Fund as of March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Kansas City, Missouri
May 11, 2004

------
22

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
75, although the remaining independent directors may temporarily waive this requirement on a case-by-case basis. Those listed as interested directors are
"interested" primarily by virtue of their engagement as officers of American
Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM);
the fund's principal underwriter, American Century Investment Services, Inc.
(ACIS); and the fund's transfer agent, American Century Services Corporation
(ACSC).

The other directors (more than three-fourths of the total numbers) are independent; that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACSC. The directors serve in this capacity for five registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 12 investment companies advised by ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN (64), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 23

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (71), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director Emeritus(1)

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (59), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
--------------------------------------------------------------------------------

(1) Dr. Robert Doering resigned as full-time director, effective November 5,
    2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

                                                                    (continued)

------
23

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
D.D. (DEL) HOCK (69), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
and J.D. Edwards & Company
--------------------------------------------------------------------------------
DONALD H. PRATT (66), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company and
Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS (60), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (58), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 9

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Chief
Integration Officer, Sprint Corporation (September 2003 to present); Senior Vice
President - Financial Services, Sprint Corporation (January 2003 to September
2003); Senior Vice President, Finance - Global Markets Group, Sprint Corporation
(November 1998 to January 2003)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (42), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR. (80),(1) 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 45

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACSC and other ACC subsidiaries; Director, ACIM,
ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III (45),(1) 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 13

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Chief Executive Officer, ACC (June 1996 to September 2000); Director,
ACC, ACIM, ACSC and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

------
24

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS (48), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); President, ACIS (July
2003 to present); Chief Operating Officer, ACC (June 1996 to September 2000);
Also serves as: Executive Vice President, ACSC and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON (58), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); President, ACSC (January 1999 to present); Executive Vice President, ACC
(May 1995 to present); Also serves as: Executive Vice President and Chief
Financial Officer, ACIM, ACIS and other ACC subsidiaries; and Treasurer, ACIM
--------------------------------------------------------------------------------
MARYANNE ROEPKE (48), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President (April 1998
to present) and Assistant Treasurer (September 1985 to present), ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (45), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC and other ACC subsidiaries (June 1998 to present)
--------------------------------------------------------------------------------
ROBERT LEACH (37), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL (36), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to December 2003); Treasurer, American
Century Ventures, Inc. (December 1999 to January 2001)
--------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge upon request by calling 1-800-345-2021.

------
25

Share Class Information

Two classes of shares are authorized for sale by the fund: Investor Class and
Institutional Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through a broker-dealer, which may require payment of a transaction fee to the broker.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of
Institutional Class shares is 0.20% less than the total expense ratio of
Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
26

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's manager, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the manager uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's Web site at
americancentury.com and on the Securities and Exchange Commission's Web site at
sec.gov.

------
27

Index Definition

The following index is used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. It is not an investment product available for purchase.

The S&P 500 INDEX is a market-value weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

[inside back cover - blank]

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century logo, American Century and
American Century Investments are service marks
of American Century Services Corporation.

0405                                American Century Investment Services, Inc.
SH-ANN-38151N                    (c)2004 American Century Services Corporation

[front cover]

MARCH 31, 2004

American Century Investments
Annual Report

[graphic of chart]

[graphic of starfish]

[graphic of two steal bridges]

Real Estate Fund

[american century investments logo and text logo]

Our Message to You........................................................  1

REAL ESTATE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

JAMES E. STOWERS III WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the annual report for the American Century
Real Estate fund for the year ended March 31, 2004.

The report includes comparative performance figures, portfolio and market commentary, summary tables, a full list of portfolio holdings, and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Also, through our Web site, americancentury.com, we provide quarterly commentaries on all American Century portfolios, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.

Your next shareholder report for this fund will be the semiannual report dated
September 30, 2004, available in approximately six months.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

/s/ of James E. Stowers, Jr.

James E. Stowers, Jr.
FOUNDER AND CHAIRMAN

/s/ of James E. Stowers III

James E. Stowers III
CO-CHAIRMAN OF THE BOARD

------
1

Real Estate - Performance

 TOTAL RETURNS AS OF MARCH 31, 2004
                                             ----------------------
                                             AVERAGE ANNUAL RETURNS
------------------------------------------------------------------------------
                                                       SINCE         INCEPTION
                           1 YEAR       5 YEARS      INCEPTION          DATE
--------------------------------------------------------------------------------
 INVESTOR CLASS            50.97%       18.61%        15.47%         9/21/95(1)
--------------------------------------------------------------------------------
 MSCI REIT INDEX           51.60%       17.90%        13.94%(2)          -
--------------------------------------------------------------------------------
 Institutional Class       51.14%       18.86%        12.33%         6/16/97
--------------------------------------------------------------------------------
 Advisor Class             50.66%       18.33%        17.06%         10/6/98
--------------------------------------------------------------------------------

(1) The inception date for RREEF Real Estate Securities Fund, Real Estate's predecessor. That fund merged with Real Estate on 6/13/97 and was first offered to the public on 6/16/97.

(2) Since 9/30/95, the date nearest the Investor Class's inception for which data are available.

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made September 21, 1995

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended March 31
--------------------------------------------------------------------------------------------------
                   1996*    1997     1998      1999     2000     2001     2002     2003    2004
--------------------------------------------------------------------------------------------------
 Investor Class    8.83%   40.77%   20.03%   -21.04%    2.87%   24.57%   20.23%    0.93%  50.97%
--------------------------------------------------------------------------------------------------
 MSCI REIT Index   6.51%   33.51%   17.47%   -20.32%    2.94%   22.93%   22.79%   -3.28%  51.60%
--------------------------------------------------------------------------------------------------

* From 9/21/95, the Investor Class's inception date. Index data from 9/30/95, the date nearest the Investor Class's inception for which data are available.
  Not annualized.

The charts on the performance page give historical return data for the fund.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Unless otherwise indicated, the charts are based on Investor Class shares; performance for other classes will vary due to differences in fee structures. Past performance does not guarantee future results. None of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

------
2

Real Estate - Portfolio Commentary

[photo of Scott Blasdell]

A PORTFOLIO COMMENTARY FROM SCOTT BLASDELL PORTFOLIO MANAGER ON THE REAL ESTATE
INVESTMENT TEAM.

PERFORMANCE SUMMARY

For the fiscal year ended March 31, 2004, the Real Estate fund posted a total return of 50.97%,* just behind the 51.60% return of its benchmark, the Morgan
Stanley Capital International (MSCI) REIT Index. However, the fund outperformed the 35.12% return of the S&P 500, a broad stock market measure. (See the previous page for additional performance details.)

MARKET REVIEW

The U.S. stock market rebounded during the fiscal year as economic conditions improved markedly. In the second half of 2003, the U.S. economy expanded at a
6.1% annual rate--its best six-month growth rate in nearly 20 years. The strengthening economy provided a healthy boost to corporate profit growth, which in turn drove stock prices higher. Despite finishing the period below their peaks, all of the major stock indexes gained more than 30% for the fiscal year.

The past year was even better for real estate investment trusts (REITs); the
MSCI REIT Index gained more than 50% and outperformed the broad stock market. In addition to the generally positive environment for stocks, the REIT sector got a strong boost from yield-hungry investors looking for an alternative to the historically low yields in the bond market. REIT dividend yields averaged nearly
6% during the fiscal year, compared with a 4% average yield for the 10-year
Treasury bond.

Every segment of the REIT market posted very strong gains during the past year, but health care and hotel REITs were the top performers, while office and apartment REITs lagged.

PORTFOLIO OVERVIEW

The fund participated fully in the REIT sector rally but slightly underperformed its benchmark. This shortfall can be attributed to an underweight in health care
REITs, which gained more

TOP TEN HOLDINGS
AS OF MARCH 31, 2004
--------------------------------------------------------------------------------
                                        % OF FUND             % OF FUND
                                       INVESTMENTS           INVESTMENTS
                                          AS OF                 AS OF
                                         3/31/04               9/30/03
--------------------------------------------------------------------------------
Equity Office
Properties Trust                          6.1%                  8.7%
--------------------------------------------------------------------------------
Prologis                                  6.0%                  6.5%
--------------------------------------------------------------------------------
Archstone-Smith Trust                     4.9%                  3.6%
--------------------------------------------------------------------------------
Rouse Company                             4.8%                  4.3%
--------------------------------------------------------------------------------
Duke Realty Corporation                   4.3%                  5.6%
--------------------------------------------------------------------------------
Mack-Cali Realty Corp.                    3.9%                  2.3%
--------------------------------------------------------------------------------
Simon Property
Group, Inc.                               3.8%                  3.6%
--------------------------------------------------------------------------------
Taubman Centers Inc.                      3.2%                  0.5%
--------------------------------------------------------------------------------
General Growth
Properties, Inc.                          3.2%                  3.9%
--------------------------------------------------------------------------------
Capital Automotive REIT                   3.2%                  2.3%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.
(continued)

------
3

Real Estate - Portfolio Commentary

than 90% as a group during the fiscal year. An underweight in self-storage
REITs, particularly Public Storage (+68% during the fiscal year), also hampered performance relative to the benchmark.

On the positive side, an overweight in the hotel segment enhanced relative performance. Although we reduced our holdings over the last six months, hotel companies comprised approximately 8% of the portfolio at the end of the period, compared with 4% for the index. The best performers in the portfolio included non-index hotel holdings La Quinta (+147%) and Hilton Group (+100%).

Several of the fund's retail REITs were also among the top individual contributors to performance. We emphasized REITs that owned regional malls rather than grocery-anchored shopping centers, and the top retail contributors came from the regional mall group, including General Growth Properties (+105%)
and Rouse (+61%).

The fund's office REITs, which made up the largest weighting in the portfolio as of March 31, 2004, provided a boost to relative performance. Overweights in
CarrAmerica Realty (+43%) and Highwoods Properties (+33%) contributed to the relative outperformance of the fund's office holdings. We reduced the portfolio's exposure to office REITs during the period.

FUND ALLOCATION
AS OF MARCH 31, 2004
--------------------------------------------------------------------------------
                                        % OF FUND             % OF FUND
                                       INVESTMENTS           INVESTMENTS
                                          AS OF                 AS OF
                                         3/31/04               9/30/03
--------------------------------------------------------------------------------
Office Management                        25.2%                 25.2%
--------------------------------------------------------------------------------
Regional Malls                           22.3%                 18.1%
--------------------------------------------------------------------------------
Multi-Family Residential                 13.2%                 13.4%
--------------------------------------------------------------------------------
Diversified Companies                    10.3%                 10.8%
--------------------------------------------------------------------------------
Industrials                               8.5%                  6.5%
--------------------------------------------------------------------------------
Hotels, Restaurants
& Leisure                                 7.7%                 11.8%
--------------------------------------------------------------------------------
Neighborhood &  Community Shopping
Centers                                   7.1%                  5.3%
--------------------------------------------------------------------------------
Other(1)                                  5.7%                  8.9%
--------------------------------------------------------------------------------

(1) Includes Temporary Cash Investments.

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          AS OF                 AS OF
                                         3/31/04               9/30/03
--------------------------------------------------------------------------------
Common Stocks                            95.8%                 96.9%
--------------------------------------------------------------------------------
Temporary Cash
Investments                               4.2%                  3.1%
--------------------------------------------------------------------------------

The top performance contributor, on both a relative and absolute basis, was
Prologis (+49%), an industrial REIT that was one of the fund's largest overweights during the past year.

------
4

Real Estate - Schedule of Investments

MARCH 31, 2004

Shares                                                              Value
--------------------------------------------------------------------------------
COMMON STOCKS - 95.8%

DIVERSIFIED COMPANIES -- 10.3%
--------------------------------------------------------------------------------
      507,515    Capital Automotive REIT                          $ 17,920,356
--------------------------------------------------------------------------------
       73,200    Catellus Development Corp.                          1,903,932
--------------------------------------------------------------------------------
      466,400    Cousins Properties Inc.                            15,293,256
--------------------------------------------------------------------------------
      556,000    Lexington Corporate
                 Properties Trust                                   12,115,240
--------------------------------------------------------------------------------
      183,700    Vornado Realty Trust                               11,110,176
--------------------------------------------------------------------------------
                                                                    58,342,960
--------------------------------------------------------------------------------
HEALTH CARE -- 1.5%
--------------------------------------------------------------------------------
      183,300    Nationwide Health
                  Properties Inc.                                    4,082,091
--------------------------------------------------------------------------------
      130,200    Universal Health
                 Realty Income Trust                                 4,387,740
--------------------------------------------------------------------------------
                                                                     8,469,831
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 7.7%
--------------------------------------------------------------------------------
      926,600    Equity Inns Inc.                                    8,524,720
--------------------------------------------------------------------------------
    1,779,279    Hilton Group plc ORD                                7,445,829
--------------------------------------------------------------------------------
      470,200    Host Marriott Corp.(1)                              6,009,156
--------------------------------------------------------------------------------
      963,300    Innkeepers USA Trust                                8,804,562
--------------------------------------------------------------------------------
      337,500    Intercontinental Hotels
                 Group plc ORD                                       3,092,241
--------------------------------------------------------------------------------
      642,100    La Quinta Corporation(1)                            4,841,434
--------------------------------------------------------------------------------
        3,200    LaSalle Hotel Properties                               75,520
--------------------------------------------------------------------------------
       70,555    Orient Express Hotels                               1,262,229
--------------------------------------------------------------------------------
      369,100    Winston Hotels Inc.                                 3,890,314
--------------------------------------------------------------------------------
                                                                    43,946,005
--------------------------------------------------------------------------------
INDUSTRIALS -- 8.5%
--------------------------------------------------------------------------------
       68,700    Centerpoint Properties Corp.                        5,667,750
--------------------------------------------------------------------------------
      212,800    First Potomac Realty Trust                          4,447,520
--------------------------------------------------------------------------------
      951,110    Prologis                                            4,116,316
--------------------------------------------------------------------------------
       65,500    Shurgard Storage Centers Inc.                       2,613,450
--------------------------------------------------------------------------------
       44,000    W.P. Carey & Co. LLC                                1,361,800
--------------------------------------------------------------------------------
                                                                    48,206,836
--------------------------------------------------------------------------------
MULTI-FAMILY RESIDENTIAL -- 13.2%
--------------------------------------------------------------------------------
      245,300    Apartment Investment and
                 Management Co.                                      7,626,377
--------------------------------------------------------------------------------
      940,417    Archstone-Smith Trust                              27,751,706
--------------------------------------------------------------------------------
       74,700    AvalonBay Communities Inc.                          4,002,426
--------------------------------------------------------------------------------
      245,600    BRE Properties                                      8,428,992
--------------------------------------------------------------------------------
      158,800    Camden Property Trust                               7,138,060
--------------------------------------------------------------------------------
      447,700    Equity Residential                                 13,363,845
--------------------------------------------------------------------------------
       38,000    Manufactured Home
                 Communities, Inc.                                   1,341,400
--------------------------------------------------------------------------------
      141,000    Mid-America Apartment
                 Communities Inc.                                    5,235,330
--------------------------------------------------------------------------------
                                                                    74,888,136
--------------------------------------------------------------------------------
NEIGHBORHOOD & COMMUNITY
SHOPPING CENTERS -- 7.1%
--------------------------------------------------------------------------------
      329,700    Cedar Shopping Centers Inc.                         4,678,443
--------------------------------------------------------------------------------
      321,900    Federal Realty Investors Trust                     14,871,780
--------------------------------------------------------------------------------
      270,200    Kimco Realty Corporation                           13,774,796
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
      151,212    Regency Centers Corp.                            $  7,066,137
--------------------------------------------------------------------------------
                                                                    40,391,156
--------------------------------------------------------------------------------
OFFICE MANAGEMENT -- 25.2%
--------------------------------------------------------------------------------
      236,820    Alexandria Real Estate
                 Equities Inc.                                      14,919,660
--------------------------------------------------------------------------------
       84,200    Arden Realty Inc.                                   2,722,186
--------------------------------------------------------------------------------
      120,100    Brandywine Realty Trust                             3,669,055
--------------------------------------------------------------------------------
      526,600    CarrAmerica Realty Corp.                           17,851,740
--------------------------------------------------------------------------------
      145,100    Crescent Real Estate Equities Co.                   2,607,447
--------------------------------------------------------------------------------
      706,324    Duke Realty Corporation                            24,523,569
--------------------------------------------------------------------------------
    1,197,348    Equity Office Properties Trust                     34,591,384
--------------------------------------------------------------------------------
      188,000    Liberty Property Trust                              8,460,000
--------------------------------------------------------------------------------
      487,100    Mack-Cali Realty Corp.                             21,875,661
--------------------------------------------------------------------------------
      633,800    Trizec Properties Inc.                             10,869,670
--------------------------------------------------------------------------------
                                                                   142,090,372
--------------------------------------------------------------------------------
REGIONAL MALLS -- 22.3%
--------------------------------------------------------------------------------
      135,400    Chelsea Property Group Inc.                         8,522,076
--------------------------------------------------------------------------------
      510,500    General Growth Properties, Inc.                    17,944,075
--------------------------------------------------------------------------------
      160,000    Macerich Company (The)                              8,624,000
--------------------------------------------------------------------------------
      243,107    Mills Corp.                                        12,955,172
--------------------------------------------------------------------------------
      114,976    Pennsylvania Real Estate
                 Investment Trust                                    4,329,996
--------------------------------------------------------------------------------
      511,400    Rouse Company                                      27,411,039
--------------------------------------------------------------------------------
      367,200    Simon Property Group, Inc.                         21,459,168
--------------------------------------------------------------------------------
      164,400    Tanger Factory
                 Outlet Centers                                      7,450,608
--------------------------------------------------------------------------------
      713,200    Taubman Centers Inc.                               17,951,244
--------------------------------------------------------------------------------
                                                                   126,647,378
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $452,591,818)                                                542,982,674
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS - 4.2%

Repurchase Agreement, Credit Suisse
First Boston Corp., (U.S. Treasury obligations),
in a joint trading account at 0.97%, dated
3/31/04, due 4/01/04
(Delivery value $15,200,410)                                        15,200,000
--------------------------------------------------------------------------------
Repurchase Agreement, State Street Corp.,
(U.S. Treasury obligations), in a
joint trading  account at 0.95%, dated 3/31/04,
due 4/01/04 (Delivery value $8,900,235)                              8,900,000
--------------------------------------------------------------------------------
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $24,100,000)                                                  24,100,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT
SECURITIES - 100.0%
(Cost $476,691,818)                                               $567,082,674
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

ORD = Foreign Ordinary Share
REIT = Real Estate Investment Trust
(1) Non-income producing.

-----
5

Statement of Assets and Liabilities

MARCH 31, 2004

ASSETS

Investment securities, at value (cost of $476,691,818)             $567,082,674
----------------------------------------------------------------
Cash                                                                  1,820,483
----------------------------------------------------------------
Receivable for capital shares sold                                    1,025,370
----------------------------------------------------------------
Dividends and interest receivable                                     2,243,585
--------------------------------------------------------------------------------
                                                                    572,172,112
--------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                    13,093,268
----------------------------------------------------------------
Accrued management fees                                                 484,017
----------------------------------------------------------------
Distribution fees payable                                                16,190
----------------------------------------------------------------
Service fees payable                                                     16,190
--------------------------------------------------------------------------------
                                                                     13,609,665
--------------------------------------------------------------------------------

NET ASSETS                                                         $558,562,447
================================================================================
NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)                            $450,950,957
----------------------------------------------------------------
Undistributed net realized gain on investment transactions           17,218,664
----------------------------------------------------------------
Net unrealized appreciation on investments                           90,392,826
--------------------------------------------------------------------------------
                                                                   $558,562,447
================================================================================
INVESTOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $393,604,099
----------------------------------------------------------------
Shares outstanding                                                   17,049,081
----------------------------------------------------------------
Net asset value per share                                                $23.09
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                          $82,487,647
----------------------------------------------------------------
Shares outstanding                                                    3,571,422
----------------------------------------------------------------
Net asset value per share                                                $23.10
--------------------------------------------------------------------------------
ADVISOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                          $82,470,701
----------------------------------------------------------------
Shares outstanding                                                    3,569,362
----------------------------------------------------------------
Net asset value per share                                                $23.11
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
6

Statement of Operations

YEAR ENDED MARCH 31, 2004

INVESTMENT INCOME

INCOME:
--------------------------------------------------------------------
Dividends
                                                                    $17,052,199
--------------------------------------------------------------------
Interest                                                                146,868
--------------------------------------------------------------------------------
                                                                     17,199,067
--------------------------------------------------------------------------------

EXPENSES:
--------------------------------------------------------------------
Management fees                                                       3,547,573
--------------------------------------------------------------------
Distribution fees - Advisor Class                                       107,084
--------------------------------------------------------------------
Service fees - Advisor Class                                            107,084
--------------------------------------------------------------------
Directors' fees and expenses                                              5,040
--------------------------------------------------------------------
Other expenses                                                            2,193
--------------------------------------------------------------------------------
                                                                      3,768,974
--------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                13,430,093
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
Net realized gain on investment transactions                         36,713,324
--------------------------------------------------------------------
Change in net unrealized appreciation on investments                 79,332,958
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                    116,046,282
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $129,476,375
================================================================================

See Notes to Financial Statements.

------
7

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2004 AND MARCH 31, 2003
---------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                      2004               2003
OPERATIONS
Net investment income                                $  13,430,093      $    9,022,262
-----------------------------------------------------
Net realized gain (loss)                                36,713,324         (2,190,580)
-----------------------------------------------------
Change in net unrealized appreciation                   79,332,958         (7,311,149)
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                              129,476,375           (479,467)
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
-----------------------------------------------------
  Investor Class                                        (6,654,103)        (4,460,713)
-----------------------------------------------------
  Institutional Class                                   (1,351,811)          (742,377)
-----------------------------------------------------
  Advisor Class                                         (1,115,975)          (664,754)
-----------------------------------------------------
From net realized gains:
-----------------------------------------------------
  Investor Class                                        (1,939,003)                --
-----------------------------------------------------
  Institutional Class                                     (368,420)                --
-----------------------------------------------------
  Advisor Class                                           (351,604)                --
----------------------------------------------------------------------------------------
Decrease in net assets from distributions              (11,780,916)        (5,867,844)
----------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Net increase in net assets from capital
share transactions                                     263,319,823          43,231,919
----------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                             381,015,282          36,884,608

NET ASSETS
Beginning of period                                    177,547,165         140,662,557
----------------------------------------------------------------------------------------
End of period                                         $558,562,447        $177,547,165
========================================================================================

Undistributed net investment income                           $-              $751,103
========================================================================================

See Notes to Financial Statements.

------
8

Notes to Financial Statements

MARCH 31, 2004

 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund is non-diversified under the
1940 Act. The fund's investment objective is long-term capital appreciation with income as a secondary objective. The fund seeks to achieve its objective by investing primarily in securities issued by real estate investment trusts and in the securities of companies which are principally engaged in the real estate industry. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class and the Advisor Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

                                                                    (continued)

------
9

Notes to Financial Statements

MARCH 31, 2004

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on each class's pro rata share of the fund's average daily closing net assets during the previous month. The effective annual management fee for the year ended March 31, 2004 was 1.17%, 0.97%, and 0.92% for the Investor, Institutional and Advisor Classes, respectively.

The annual management fee schedule for each class of the fund is as follows:

                                INVESTOR           INSTITUTIONAL      ADVISOR
                                 CLASS                CLASS           CLASS
--------------------------------------------------------------------------------
FUND AVERAGE NET ASSETS
--------------------------------------------------------------------------------
First $100,000,000               1.20%               1.00%              0.95%
--------------------------------------------------------------------------------
Over $100,000,000                1.15%               0.95%              0.90%
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed daily and paid monthly in arrears based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the year ended March 31, 2004, are detailed in the
Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

ACIM has entered into a Subadvisory Agreement with J.P. Morgan Investment
Management, Inc. (JPMIM) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund's investment objectives, policies, and restrictions under the supervision of ACIM and the Board of
Directors. ACIM pays all costs associated with retaining JPMIM as the subadvisor of the fund. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM).
JPM is an equity investor in ACC. During the year ended March 31, 2004, the fund invested in a money market fund for temporary purposes, which was managed by JPMIM. The fund has a bank line of credit agreement with JPMorgan Chase Bank
(JPMCB). JPMCB is a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2004, were $741,549,199 and $482,103,885, respectively.

(continued)

------
10

Notes to Financial Statements

MARCH 31, 2004

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                                                   SHARES           AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED MARCH 31, 2004
SHARES AUTHORIZED                                30,000,000
================================================================================
Sold                                             15,731,167      $313,919,072
-----------------------------------------------
Issued in reinvestment of distributions             394,405         7,932,727
-----------------------------------------------
Redeemed                                         (7,596,877)    (149,060,464)
--------------------------------------------------------------------------------
Net increase                                      8,528,695     $172,791,335
================================================================================
YEAR ENDED MARCH 31, 2003
SHARES AUTHORIZED                                50,000,000
================================================================================
Sold                                              9,678,331     $152,863,476
-----------------------------------------------
Issued in reinvestment of distributions             252,353        4,004,445
-----------------------------------------------
Redeemed                                        (8,045,925)    (124,728,214)
--------------------------------------------------------------------------------
Net increase                                     1,884,759    $  32,139,707
================================================================================
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
YEAR ENDED MARCH 31, 2004
SHARES AUTHORIZED                               12,500,000
================================================================================
Sold                                             2,821,119      $57,135,278
----------------------------------------------------------------
Issued in reinvestment of distributions             84,111        1,698,449
----------------------------------------------------------------
Redeemed                                         (808,602)      (15,771,895)
--------------------------------------------------------------------------------
Net increase                                     2,096,628      $43,061,832
================================================================================
YEAR ENDED MARCH 31, 2003
----------------------------------------------------------------
Sold                                             1,266,104      $20,174,333
----------------------------------------------------------------
Issued in reinvestment of distributions             46,698          741,060
----------------------------------------------------------------
Redeemed                                         (842,689)     (13,144,349)
--------------------------------------------------------------------------------
Net increase                                      470,113     $  7,771,044
================================================================================
ADVISOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED MARCH 31, 2004
SHARES AUTHORIZED                              12,500,000
================================================================================
Sold                                            3,635,944     $73,541,512
----------------------------------------------------------------
Issued in reinvestment of distributions            72,017       1,456,615
----------------------------------------------------------------
Redeemed                                       (1,356,159)    (27,531,471)
--------------------------------------------------------------------------------
Net increase                                    2,351,802     $47,466,656
================================================================================
YEAR ENDED MARCH 31, 2003
----------------------------------------------------------------
Sold                                            1,096,108     $17,202,424
----------------------------------------------------------------
Issued in reinvestment of distributions            41,308         654,892
----------------------------------------------------------------
Redeemed                                         (953,205)    (14,536,148)
--------------------------------------------------------------------------------
Net increase                                      184,211    $  3,321,168
================================================================================

                                                                     (continued)

------
11

Notes to Financial Statements

MARCH 31, 2004

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPMCB, which was renewed from
$620,000,000 effective December 17, 2003. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended March 31, 2004.

6. RISK FACTORS

The fund concentrates its investments in a narrow segment of the total market.
Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended March 31, 2004 and March 31, 2003 were as follows:

                                                          2004         2003
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary Income                                         $9,121,889   $5,867,844
--------------------------------------------------------------------------------
Long-Term Capital Gain                                  $2,659,027          $--
--------------------------------------------------------------------------------

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2004, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
--------------------------------------------------------------------------------
Federal tax cost of investments                                   $476,542,431
================================================================================
Gross tax appreciation of investments                              $90,958,743
--------------------------------------------------------------------
Gross tax depreciation of investments                                (418,500)
--------------------------------------------------------------------------------
Net tax appreciation of investments                                $90,540,243
================================================================================
Net tax appreciation on translation of assets and
liabilities in foreign currencies                                       $1,970
--------------------------------------------------------------------------------
Net tax appreciation                                               $90,542,213
================================================================================
Undistributed ordinary income                                       $6,219,069
--------------------------------------------------------------------
Accumulated long-term gains                                        $10,850,208
--------------------------------------------------------------------------------

                                                                    (continued)

------
12

Notes to Financial Statements

MARCH 31, 2004

7. FEDERAL TAX INFORMATION (continued)

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends received.

8. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

For corporate taxpayers, 1.28% of the ordinary income distributions paid during the fiscal year ended March 31, 2004, qualify for the corporate dividends received deduction. The fund hereby designates $641,116 of qualified dividend income for the fiscal year ended March 31, 2004. During the fiscal year ended
March 31, 2004, the fund distributed $2,659,027, which was designated as capital gains dividends.

------
13

Real Estate - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31
--------------------------------------------------------------------------------------------------
                                                             INVESTOR CLASS
--------------------------------------------------------------------------------------------------
                                            2004        2003        2002       2001       2000
PER-SHARE DATA
Net Asset Value, Beginning of Period       $15.83      $16.22      $14.00     $11.74      $12.10
--------------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income(1)                   0.83        0.85        0.78       0.71        0.74
------------------------------------------
  Net Realized and Unrealized Gain (Loss)    7.12       (0.70)       2.00       2.14       (0.41)
--------------------------------------------------------------------------------------------------
  Total From Investment Operations           7.95        0.15        2.78       2.85        0.33
--------------------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                (0.54)      (0.54)      (0.56)     (0.59)      (0.69)
------------------------------------------
  From Net Realized Gains                   (0.15)         --         --        --        --
--------------------------------------------------------------------------------------------------
  Total Distributions                       (0.69)      (0.54)      (0.56)     (0.59)      (0.69)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $23.09      $15.83      $16.22     $14.00      $11.74
==================================================================================================
  TOTAL RETURN(2)                           50.97%       0.93%      20.23%     24.57%       2.87%
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
Average Net Assets                           1.17%       1.18%       1.20%      1.19%       1.20%
------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                           4.18%       5.41%       5.18%      5.32%       5.95%
------------------------------------------
Portfolio Turnover Rate                       158%        162%        156%       242%        102%
------------------------------------------
Net Assets, End of Period (in thousands)  $393,604    $134,898    $107,599    $74,776    $73,812
--------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
14

Real Estate - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31
----------------------------------------------------------------------------------------------------
                                                          INSTITUTIONAL CLASS
----------------------------------------------------------------------------------------------------
                                             2004        2003        2002       2001        2000
PER-SHARE DATA
Net Asset Value, Beginning of Period        $15.85      $16.23      $14.01     $11.75       $12.11
----------------------------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------
  Net Investment Income(1)                    0.88        0.89        0.80       0.73         0.75
-------------------------------------------
  Net Realized and Unrealized Gain (Loss)     7.10       (0.70)       2.01       2.15        (0.38)
----------------------------------------------------------------------------------------------------
  Total From Investment Operations            7.98        0.19        2.81       2.88         0.37
----------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------
  From Net Investment Income                 (0.58)      (0.57)      (0.59)     (0.62)       (0.73)
-------------------------------------------
  From Net Realized Gains                    (0.15)         --          --         --           --
----------------------------------------------------------------------------------------------------
  Total Distributions                        (0.73)      (0.57)      (0.59)     (0.62)       (0.73)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $23.10      $15.85      $16.23     $14.01       $11.75
====================================================================================================
  TOTAL RETURN(2)                            51.14%       1.19%      20.45%     24.80%        3.18%
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
Average Net Assets                            0.97%       0.98%       1.00%      0.99%        1.00%
-------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                            4.38%       5.61%       5.38%      5.52%        6.15%
-------------------------------------------
Portfolio Turnover Rate                        158%        162%        156%       242%         102%
-------------------------------------------
Net Assets, End of Period (in thousands)    $82,488     $23,371     $16,305    $12,390      $15,457
----------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
15

Real Estate - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31
------------------------------------------------------------------------------------------------------
                                                                ADVISOR CLASS
------------------------------------------------------------------------------------------------------
                                           2004         2003         2002        2001        2000
PER-SHARE DATA
Net Asset Value, Beginning of Period      $15.83       $16.22       $14.00      $11.74       $12.10
------------------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income(1)                  0.79         0.81         0.74        0.68         0.75
------------------------------------------
  Net Realized and Unrealized Gain (Loss)   7.13        (0.70)        2.00        2.14        (0.45)
------------------------------------------------------------------------------------------------------
  Total From Investment Operations          7.92         0.11         2.74        2.82         0.30
------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income               (0.49)       (0.50)       (0.52)      (0.56)       (0.66)
------------------------------------------
  From Net Realized Gains                  (0.15)          --           --          --           --
------------------------------------------------------------------------------------------------------
  Total Distributions                      (0.64)       (0.50)       (0.52)      (0.56)       (0.66)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $23.11       $15.83       $16.22      $14.00       $11.74
======================================================================================================
  TOTAL RETURN(2)                          50.66%        0.69%       19.93%      24.28%        2.62%
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
Average Net Assets                          1.42%        1.43%        1.45%       1.44%        1.45%
------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                          3.93%        5.16%        4.93%       5.07%        5.70%
------------------------------------------
Portfolio Turnover Rate                      158%         162%         156%        242%         102%
------------------------------------------
Net Assets, End of Period (in thousands)  $82,471      $19,278      $16,759      $9,046       $5,353
------------------------------------------------------------------------------------------------------

(1) Computed using averages shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
16

Independent Auditors' Report

The Board of Directors and Shareholders American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Real Estate Fund, (the "Fund"), one of the funds comprising American Century Capital Portfolios, Inc., as of March 31, 2004, and
the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Real
Estate Fund as of March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Kansas City, Missouri
May 11, 2004

------
17

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
75, although the remaining independent directors may temporarily waive this requirement on a case-by-case basis. Those listed as interested directors are
"interested" primarily by virtue of their engagement as officers of American
Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM);
the fund's principal underwriter, American Century Investment Services, Inc.
(ACIS); and the fund's transfer agent, American Century Services Corporation
(ACSC).

The other directors (more than three-fourths of the total numbers) are independent; that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACSC. The directors serve in this capacity for five registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 12 investment companies advised by ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN (64) 4500, Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 23
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (71), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director Emeritus(1)
LENGTH OF TIME SERVED (YEARS): 2
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (59), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
--------------------------------------------------------------------------------

(1) Dr. Robert Doering resigned as full-time director, effective November 5,
    2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

                                                                 (continued)

------
18

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
D.D. (DEL) HOCK (69), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
and J.D. Edwards & Company
--------------------------------------------------------------------------------
DONALD H. PRATT (66), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 8
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company and
Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS (60), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 3
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (58), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 9
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Chief
Integration Officer, Sprint Corporation (September 2003 to present); Senior Vice
President - Financial Services, Sprint Corporation (January 2003 to September
2003); Senior Vice President, Finance - Global Markets Group, Sprint Corporation
(November 1998 to January 2003)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (42), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 2
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR. (80)(1), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 45
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACSC and other ACC subsidiaries; Director, ACIM,
ACSC, and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III (45)(1), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 13
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Chief Executive Officer, ACC (June 1996 to September 2000); Director,
ACC, ACIM, ACSC and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                 (continued)

------
19

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS (48), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: President
LENGTH OF TIME SERVED (YEARS): 3
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); President, ACIS (July
2003 to present); Chief Operating Officer, ACC (June 1996 to September 2000);
Also serves as: Executive Vice President, ACSC and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON (58), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Executive Vice President
LENGTH OF TIME SERVED (YEARS): 8
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); President, ACSC (January 1999 to present); Executive Vice President, ACC
(May 1995 to present); Also serves as: Executive Vice President and Chief
Financial Officer, ACIM, ACIS and other ACC subsidiaries; and Treasurer, ACIM
--------------------------------------------------------------------------------
MARYANNE ROEPKE (48), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer
LENGTH OF TIME SERVED (YEARS): 3
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President (April 1998
to present) and Assistant Treasurer (September 1985 to present), ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (45), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
LENGTH OF TIME SERVED (YEARS): 3
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC and other ACC subsidiaries (June 1998 to present)
--------------------------------------------------------------------------------
ROBERT LEACH (37), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL (36), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Tax Officer
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to December 2003); Treasurer, American
Century Ventures, Inc. (December 1999 to January 2001)
--------------------------------------------------------------------------------
The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-2021.

------
20

Share Class Information

Three classes of shares are authorized for sale by Real Estate: Investor Class,
Institutional Class, and Advisor Class. The total expense ratio of Advisor Class shares is higher than that of Investor Class; the total expense ratio of
Institutional Class shares is lower.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through a broker-dealer, which may require payment of a transaction fee to the broker.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of
Institutional Class shares is 0.20% less than the total expense ratio of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
21

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's manager, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the manager uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's Web site at
americancentury.com and on the Securities and Exchange Commission's Web site at
sec.gov.

RISK FACTORS

The fund concentrates its investments in a narrow segment of the total market.
Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

------
22

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The MORGAN STANLEY CAPITAL INTERNATIONAL REAL ESTATE INVESTMENT TRUST (MSCI
REIT) INDEX is a market value-weighted index that tracks the daily stock prices performance of equity securities of the most actively traded REITs.

The S&P 500 INDEX is a market-value weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
23

Notes

------
24

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE
COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century logo, American Century and
American Century Investments are service marks
of American Century Services Corporation.

0405
SH-ANN-38152N

American Century Investment Services, Inc.
(c)2004 American Century Services Corporation

ITEM 2.   CODE OF ETHICS.

a.        The  registrant  has  adopted a Code of Ethics  for  Senior  Financial
          Officers that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

b.        No response required.

c.        None.

d.        None.

e.        Not applicable.

f.        The  registrant's  Code of Ethics for Senior  Financial  Officers  was
          filed as Exhibit 10(a) to American Century Mutual Fund, Inc.'s  Annual
          Certified  Shareholder  Report on Form N-CSR,  File No.  811-0816,  on
          December 23, 2003, and is incorporated herein by reference.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)    The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)    D.D.  (Del) Hock,  Donald H. Pratt and M. Jeannine  Strandjord are the
          registrant's  designated audit committee  financial experts.  They are
          "independent" as defined in Item 3 of Form N-CSR.

(a)(3)    Not applicable.

(b)       No response required.

(c)       No response required.

(d)       No response required.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)       Audit Fees.

          The  aggregate  fees billed for each of the last two fiscal  years for professional  services rendered by the principal accountant for the audit of the registrant's annual financial  statements or services that are normally provided by the  accountant  in  connection  with  statutory  and  regulatory  filings or engagements for those fiscal years were as follows:

          FY 2003:  $73,300.
          FY 2004:  $92,327.

(b)       Audit-Related Fees.

          The  aggregate  fees  billed in each of the last two fiscal  years for assurance and related  services by the principal  accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were as follows:

          For services rendered to the registrant:

          FY 2003:  $0.
          FY 2004:  $0.

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
2-01 of Regulation S-X (relating to certain  engagements for non-audit  services with the registrant's investment adviser and its affiliates):

          FY 2003:  $0.
          FY 2004:  $0.

(c)       Tax Fees.

          The  aggregate  fees  billed in each of the last two fiscal  years for professional  services rendered by the principal  accountant for tax compliance, tax advice, and tax planning were as follows:

          For services rendered to the registrant:

          FY 2003:  $7,423.
          FY 2004:  $10,714.

          These services  included  review of federal and state income tax forms and federal excise tax forms.

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
2-01 of Regulation S-X (relating to certain  engagements for non-audit  services with the registrant's investment adviser and its affiliates):

          FY 2003:  $0.
          FY 2004:  $0.

(d)       All Other Fees.

          The  aggregate  fees  billed in each of the last two fiscal  years for products  and  services  provided by the  principal  accountant,  other than the services reported in paragraphs (a) through (c) of this Item were as follows:

          For services rendered to the registrant:

          FY 2003:  $0.
          FY 2004:  $0.

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
2-01 of Regulation S-X (relating to certain  engagements for non-audit  services with the registrant's investment adviser and its affiliates):

          FY 2003:  $0.
          FY 2004:  $0.

(e)(1)    In accordance  with paragraph  (c)(7)(i)(A) of Rule 2-01 of Regulation
          S-X,  before the  accountant  is engaged by the  registrant  to render audit  or  non-audit  services,  the  engagement  is  approved  by the registrant's audit committee. Pursuant to paragraph (c)(7)(ii) of Rule
          2-01  of  Regulation  S-X,  the  registrant's   audit  committee  also
          pre-approves its accountant's  engagements for non-audit services with the  registrant's  investment  adviser,  its parent  company,  and any entity  controlled  by, or under common  control  with the  investment adviser  that  provides  ongoing  services to the  registrant,  if the engagement relates directly to the operations and financial  reporting of the registrant.

(e)(2)    All services  described in each of paragraphs  (b) through (d) of this
          Item were pre-approved before the engagement by the registrant's audit
          committee   pursuant  to  paragraph   (c)(7)(i)(A)  of  Rule  2-01  of
          Regulation S-X.  Consequently,  none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)       The  percentage  of  hours  expended  on  the  principal  accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were  attributed to work  performed by persons other than the principal accountant's  full-time,  permanent employees was less than 50%.

(g)       The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant,  and rendered to the registrant's investment  adviser  (not  including  any  sub-adviser  whose  role is primarily  portfolio  management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common  control with the adviser  that  provides  ongoing services to the  registrant  for each of the last two fiscal  years of the registrant were as follows:

          FY 2003:  $464,077.
          FY 2004:  $640,669.

(h)       The registrant's  investment  adviser and accountant have notified the registrant's  audit  committee  of all  non-audit  services  that were rendered by the registrant's accountant to the registrant's investment adviser,  its parent company,  and any entity  controlled by, or under common control with the investment  adviser that provides  services to the  registrant,  which services were not required to be  pre-approved pursuant to paragraph  (c)(7)(ii) of Rule 2-01 of Regulation  S-X. The notification  provided to the  registrant's  audit committee  included sufficient  details  regarding such services to allow the registrant's audit  committee  to  consider  the  continuing  independence  of  its principal accountant.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6.   [RESERVED].

ITEM 7.   DISCLOSURE OF PROXY VOTING  POLICIES AND PROCEDURES FOR CLOSED-END
          MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
          COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 9.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          The registrant  does not currently  have in place  procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 10.  CONTROLS AND PROCEDURES.

(a)       The registrant's  principal  executive officer and principal financial officer have concluded that the registrant's  disclosure  controls and procedures (as defined in Rule 30a-3(c)  under the Investment  Company
          Act of 1940) are effective based on their evaluation of these controls and  procedures as of a date within 90 days of the filing date of this report.

(b)       There  were no  changes  in the  registrant's  internal  control  over financial  reporting (as defined in Rule 30a-3(d) under the Investment
          Company Act of 1940) that occurred during the registrant's last fiscal half-year that have materially  affected,  or are reasonably likely to materially  affect,  the registrant's  internal control over financial reporting.

ITEM 11.  EXHIBITS.

(a)(1)    Registrant's  Code of Ethics for Senior Financial  Officers,  which is the subject of the  disclosure  required by Item 2 of Form N-CSR,  was filed as  Exhibit  10(a)  to  American  Century  Mutual  Fund,  Inc.'s
          Certified  Shareholder  Report on Form N-CSR,  File No.  811-3706,  on
          December 23, 2003.

(a)(2)    Separate   certifications  by  the  registrant's  principal  executive officer and principal  financial  officer,  pursuant to Section 302 of the  Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
          Company  Act of  1940,  are  filed  and  attached  hereto  as  Exhibit
          99.302CERT.

(a)(3)    Not applicable.

(b)       A certification by the registrant's  chief executive officer and chief financial  officer,  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  American Century Capital Portfolios, Inc.

By:   /s/ William M. Lyons
      -----------------------------------------
      Name:    William M. Lyons
      Title:   President

Date:  May 27, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:   /s/ William M. Lyons
      ------------------------------------------
      Name:    William M. Lyons
      Title:   President
               (principal executive officer)

Date:  May 27, 2004

By:   /s/ Maryanne L. Roepke
      ------------------------------------------
      Name:    Maryanne L. Roepke
      Title:   Sr. Vice President, Treasurer, and
               Chief Accounting Officer
               (principal financial officer)

Date:  May 27, 2004